UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 09525

Rydex Dynamic Funds

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Rydex Dynamic Funds
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2017

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® 2x Strategy Fund
Inverse S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® 2x Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund
Russell 2000® 2x Strategy Fund
Inverse Russell 2000® 2x Strategy Fund

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
S&P 500® 2x STRATEGY FUND	9
INVERSE S&P 500® 2x STRATEGY FUND	22
NASDAQ-100® 2x STRATEGY FUND	30
INVERSE NASDAQ-100® 2x STRATEGY FUND	39
DOW 2x STRATEGY FUND	47
INVERSE DOW 2x STRATEGY FUND	55
RUSSELL 2000® 2x STRATEGY FUND	63
INVERSE RUSSELL 2000® 2x STRATEGY FUND	89
NOTES TO FINANCIAL STATEMENTS	97
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	112
OTHER INFORMATION	113
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	115
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	119

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Funds (the “Funds”) for the one-year period ended March 31, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
April 30, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2017

The market optimism that helped lift risk asset prices after the presidential election in November continued through the early part of 2017. The Standard & Poor’s 500® (“S&P 500”) Index* set a new record, high yield corporate bond spreads approached cycle lows, and the 10-year Treasury yield rose to 2.63%, the highest level since 2014. Risk appetite faded as the first quarter drew to a close, however, as investors grappled with the implications of an unsuccessful healthcare reform bill and growing geopolitical risks.

Much of the rise in asset valuations since Donald Trump’s victory has been based on anticipation of his pro-growth policies coming to fruition, an outcome that is far from certain. Asset valuations could be getting a bit ahead of themselves, and becoming more sensitive to a temporary growth scare or setback, especially since the rollout of Trump’s new policies will not be smooth or easy.

Nevertheless, the underlying economy remains on a good trajectory. Tracking estimates for first-quarter real U.S. Gross Domestic Product (“GDP”) growth have fallen in recent weeks despite strong gains in consumer and business sentiment since the election. In late April, after the period ended, the initial estimate of first-quarter GDP growth was 0.7%. However, we attribute a large portion of the apparent weakness to seasonal factors that have depressed as-reported first quarter GDP growth over the past several years. In keeping with this pattern, we would expect the final first-quarter GDP number to be revised higher. More importantly, the prospects for quarterly GDP growth appear stronger going forward.

Consumer spending should benefit from solid income and wealth gains, with household net worth sitting at an all-time high. Recent job gains have been strong, and we anticipate a further acceleration of wage growth as the labor market continues to tighten. Buoyant consumer sentiment and low household debt service outlays also support our positive outlook. On the business investment side, we expect various factors to be supportive, including the uptick in global industrial production growth, the ongoing rise in U.S. oil drilling activity, the surge in small-business optimism, and the recovery in corporate earnings.

On March 15, the Federal Open Market Committee (“FOMC”) raised the U.S. Federal Reserve (the “Fed”) funds target rate by 25 basis points to a range of 0.75–1.0%. The hike itself had little impact on markets because several FOMC members had indicated in the weeks leading up to the meeting that a hike was likely. Looking ahead, we believe that the market is underpricing the likely pace of Fed rate hikes in 2017 and 2018, particularly now that market optimism about fiscal stimulus is waning.

Importantly, Chair Yellen noted that the FOMC’s baseline forecast of two additional rate increases in 2017 and three more in 2018 was not conditioned on expectations for fiscal stimulus. Rather, it reflected a need to gradually remove accommodation due to the fact that the Fed has essentially achieved its dual mandate objectives for employment and inflation. Fiscal easing, she explained, could result in a faster pace of tightening, if it materializes. Markets are skeptical and are pricing in only 1.5 more rate hikes in 2017 and another 1.5 rate hikes in 2018, according to Fed funds futures contracts. We expect that the Fed will deliver three more rate hikes in 2017 and another four in 2018.

We expect to see equity and credit investors take more chips off the table unless there is concrete progress on fiscal legislation in Washington, particularly as the Fed demonstrates its desire to tighten even without fiscal stimulus. While we are optimistic about the near-term U.S. economic outlook, current valuations and growing political risks warrant a more defensive stance.

For the 12 months ended March 31, 2017, the S&P 500 Index returned 17.17%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 11.67%. The return of the MSCI Emerging Markets Index* was 17.22%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.44% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 16.39%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.35% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2017

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Dow Jones Industrial Average® (“DJIA”) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. The DJIA was invented by Charles Dow back in 1896.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain securities of financial companies, including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE RYDEX FUNDS ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2016 and ending March 31, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® 2x Strategy Fund
A-Class	1.80%	19.05%	$ 1,000.00	$ 1,190.50	$ 9.83
C-Class	2.54%	18.60%	1,000.00	1,186.00	13.84
H-Class	1.80%	19.03%	1,000.00	1,190.30	9.83
Inverse S&P 500® 2x Strategy Fund
A-Class	1.80%	(18.25%)	1,000.00	817.50	8.16
C-Class	2.56%	(18.58%)	1,000.00	814.20	11.58
H-Class	1.80%	(18.26%)	1,000.00	817.40	8.16
NASDAQ-100® 2x Strategy Fund
A-Class	1.84%	23.36%	1,000.00	1,233.60	10.25
C-Class	2.58%	22.90%	1,000.00	1,229.00	14.34
H-Class	1.84%	23.36%	1,000.00	1,233.60	10.25
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.84%	(21.58%)	1,000.00	784.20	8.18
C-Class	2.58%	(21.81%)	1,000.00	781.90	11.46
H-Class	1.84%	(21.53%)	1,000.00	784.70	8.19
Dow 2x Strategy Fund
A-Class	1.87%	28.28%	1,000.00	1,282.80	10.64
C-Class	2.62%	27.81%	1,000.00	1,278.10	14.88
H-Class	1.87%	28.31%	1,000.00	1,283.10	10.64
Inverse Dow 2x Strategy Fund
A-Class	1.86%	(24.22%)	1,000.00	757.80	8.15
C-Class	2.63%	(24.47%)	1,000.00	755.30	11.51
H-Class	1.86%	(24.19%)	1,000.00	758.10	8.15
Russell 2000® 2x Strategy Fund
A-Class	1.83%	21.13%	1,000.00	1,211.30	10.09
C-Class	2.59%	20.67%	1,000.00	1,206.70	14.25
H-Class	1.86%	21.11%	1,000.00	1,211.10	10.25
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.84%	(22.49%)	1,000.00	775.10	8.14
C-Class	2.58%	(22.75%)	1,000.00	772.50	11.40
H-Class	1.85%	(22.48%)	1,000.00	775.20	8.19

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2016	Ending Account Value March 31, 2017	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® 2x Strategy Fund
A-Class	1.80%	5.00%	$ 1,000.00	$ 1,015.96	$ 9.05
C-Class	2.54%	5.00%	1,000.00	1,012.27	12.74
H-Class	1.80%	5.00%	1,000.00	1,015.96	9.05
Inverse S&P 500® 2x Strategy Fund
A-Class	1.80%	5.00%	1,000.00	1,015.96	9.05
C-Class	2.56%	5.00%	1,000.00	1,012.17	12.84
H-Class	1.80%	5.00%	1,000.00	1,015.96	9.05
NASDAQ-100® 2x Strategy Fund
A-Class	1.84%	5.00%	1,000.00	1,015.76	9.25
C-Class	2.58%	5.00%	1,000.00	1,012.07	12.94
H-Class	1.84%	5.00%	1,000.00	1,015.76	9.25
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.84%	5.00%	1,000.00	1,015.76	9.25
C-Class	2.58%	5.00%	1,000.00	1,012.07	12.94
H-Class	1.84%	5.00%	1,000.00	1,015.76	9.25
Dow 2x Strategy Fund
A-Class	1.87%	5.00%	1,000.00	1,015.61	9.40
C-Class	2.62%	5.00%	1,000.00	1,011.87	13.14
H-Class	1.87%	5.00%	1,000.00	1,015.61	9.40
Inverse Dow 2x Strategy Fund
A-Class	1.86%	5.00%	1,000.00	1,015.66	9.35
C-Class	2.63%	5.00%	1,000.00	1,011.82	13.19
H-Class	1.86%	5.00%	1,000.00	1,015.66	9.35
Russell 2000® 2x Strategy Fund
A-Class	1.83%	5.00%	1,000.00	1,015.81	9.20
C-Class	2.59%	5.00%	1,000.00	1,012.02	12.99
H-Class	1.86%	5.00%	1,000.00	1,015.66	9.35
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.84%	5.00%	1,000.00	1,015.76	9.25
C-Class	2.58%	5.00%	1,000.00	1,012.07	12.94
H-Class	1.85%	5.00%	1,000.00	1,015.71	9.30

[1]	Annualized.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2016 to March 31, 2017.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500® Index. S&P 500® 2x Strategy Fund H-Class returned 31.93%, while the S&P 500® Index returned 17.17% over the same period.

Sectors contributing the most to the performance of the underlying index were Information Technology and Financials. No sector detracted; the Telecommunications Services sector contributed least, followed by the Real Estate sector.

Apple, Inc., Amazon.com, Inc., and JPMorgan Chase & Co. were the holdings contributing the most to the performance of the underlying index for the period. Gilead Sciences, Inc., CVS Health Corp., and Allergan Plc detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 27, 2000
H-Class	May 19, 2000

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.0%
Microsoft Corp.	2.0%
Amazon.com, Inc.	1.4%
Exxon Mobil Corp.	1.4%
Johnson & Johnson	1.4%
Facebook, Inc. — Class A	1.3%
Berkshire Hathaway, Inc. — Class B	1.3%
JPMorgan Chase & Co.	1.3%
General Electric Co.	1.0%
AT&T, Inc.	1.0%
Top Ten Total	15.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	31.95%	23.19%	7.18%
A-Class Shares with sales charge†	25.68%	21.99%	6.66%
C-Class Shares	30.96%	22.27%	6.40%
C-Class Shares with CDSC‡	29.96%	22.27%	6.40%
H-Class Shares	31.93%	23.15%	7.17%
S&P 500 Index	17.17%	13.30%	7.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
S&P 500® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 81.2%

Consumer, Non-cyclical - 18.4%
Johnson & Johnson	13,614	$1,695,623
Procter & Gamble Co.	12,827	1,152,506
Pfizer, Inc.	29,864	1,021,647
Philip Morris International, Inc.	7,784	878,813
Merck & Company, Inc.	13,776	875,327
Coca-Cola Co.	19,390	822,913
PepsiCo, Inc.	7,162	801,141
UnitedHealth Group, Inc.	4,827	791,676
Altria Group, Inc.	9,731	694,988
Amgen, Inc.	3,695	606,239
Medtronic plc	6,869	553,366
AbbVie, Inc.	7,998	521,150
Celgene Corp.*	3,904	485,775
Bristol-Myers Squibb Co.	8,393	456,411
Gilead Sciences, Inc.	6,558	445,419
Eli Lilly & Co.	4,871	409,700
Allergan plc	1,682	401,863
Abbott Laboratories	8,671	385,079
Mondelez International, Inc. — Class A	7,659	329,951
Colgate-Palmolive Co.	4,430	324,232
Thermo Fisher Scientific, Inc.	1,959	300,902
Biogen, Inc.*	1,083	296,114
Kraft Heinz Co.	2,992	271,704
Danaher Corp.	3,062	261,893
Reynolds American, Inc.	4,150	261,533
PayPal Holdings, Inc.*	5,636	242,461
Kimberly-Clark Corp.	1,785	234,959
Automatic Data Processing, Inc.	2,252	230,582
Aetna, Inc.	1,765	225,126
Anthem, Inc.	1,326	219,294
Stryker Corp.	1,554	204,584
Express Scripts Holding Co.*	3,039	200,300
Becton Dickinson and Co.	1,068	195,914
Cigna Corp.	1,290	188,972
General Mills, Inc.	2,910	171,719
Boston Scientific Corp.*	6,841	170,136
S&P Global, Inc.	1,296	169,439
Ecolab, Inc.	1,318	165,199
McKesson Corp.	1,064	157,748
Humana, Inc.	749	154,399
Regeneron Pharmaceuticals, Inc.*	382	148,029
Intuitive Surgical, Inc.*,1	184	141,030
Constellation Brands, Inc. — Class A	866	140,352
Kroger Co.	4,637	136,745
Alexion Pharmaceuticals, Inc.*	1,127	136,637
Vertex Pharmaceuticals, Inc.*	1,247	136,359
Archer-Daniels-Midland Co.	2,866	131,951
Zoetis, Inc.	2,468	131,717
Sysco Corp.	2,494	129,488
Cardinal Health, Inc.	1,583	129,094
HCA Holdings, Inc.*	1,449	128,947
Baxter International, Inc.	2,439	126,487
Illumina, Inc.*	735	125,420
Zimmer Biomet Holdings, Inc.	1,009	123,209
Incyte Corp.*	885	118,298
Edwards Lifesciences Corp.*	1,066	100,279
Estee Lauder Cos., Inc. — Class A	1,115	94,541
Moody’s Corp.	833	93,329
Monster Beverage Corp.*	2,019	93,217
Kellogg Co.	1,268	92,069
Mylan N.V.*	2,311	90,106
Dr Pepper Snapple Group, Inc.	919	89,988
CR Bard, Inc.	362	89,971
Tyson Foods, Inc. — Class A	1,440	88,863
Molson Coors Brewing Co. — Class B	925	88,532
Clorox Co.	644	86,831
Conagra Brands, Inc.	2,074	83,665
Equifax, Inc.	602	82,317
Mead Johnson Nutrition Co. — Class A	920	81,954
Hershey Co.	701	76,584
JM Smucker Co.	584	76,551
Laboratory Corp. of America Holdings*	514	73,744
AmerisourceBergen Corp. — Class A	829	73,367
Dentsply Sirona, Inc.	1,153	71,993
Nielsen Holdings plc	1,687	69,690
IDEXX Laboratories, Inc.*	442	68,338
Quest Diagnostics, Inc.	691	67,849
Henry Schein, Inc.*	397	67,478
Church & Dwight Company, Inc.	1,278	63,734
Verisk Analytics, Inc. — Class A*	776	62,965
Global Payments, Inc.	764	61,640
Centene Corp.*	863	61,497
Hologic, Inc.*	1,402	59,655
Universal Health Services, Inc. — Class B	448	55,754
McCormick & Co., Inc.	571	55,701
Campbell Soup Co.	971	55,580
Cintas Corp.	432	54,665
DaVita, Inc.*	781	53,085
United Rentals, Inc.*	424	53,021
Cooper Cos., Inc.	247	49,373
Western Union Co.	2,413	49,105
Perrigo Company plc	720	47,801
Whole Foods Market, Inc.	1,599	47,522
Hormel Foods Corp.	1,353	46,854
Total System Services, Inc.	829	44,318
Varian Medical Systems, Inc.*	470	42,831
Coty, Inc. — Class A	2,362	42,823
Brown-Forman Corp. — Class B	887	40,962
Avery Dennison Corp.	449	36,189
Envision Healthcare Corp.*	589	36,117
Robert Half International, Inc.	641	31,300
Quanta Services, Inc.*	759	28,166
H&R Block, Inc.	1,039	24,157
Mallinckrodt plc*	526	23,444
Patterson Companies, Inc.	413	18,680
Total Consumer, Non-cyclical		23,108,755

Financial - 14.9%
Berkshire Hathaway, Inc. — Class B*	9,530	1,588,460
JPMorgan Chase & Co.	17,922	1,574,269
Wells Fargo & Co.	22,594	1,257,583

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P 500® 2x STRATEGY FUND

	Shares	Value

Bank of America Corp.	50,303	$1,186,649
Citigroup, Inc.	13,903	831,677
Visa, Inc. — Class A	9,323	828,535
Mastercard, Inc. — Class A	4,728	531,758
Goldman Sachs Group, Inc.	1,859	427,049
U.S. Bancorp	7,990	411,485
Chubb Ltd.	2,337	318,416
Morgan Stanley	7,209	308,834
American Express Co.	3,798	300,460
PNC Financial Services Group, Inc.	2,440	293,386
American International Group, Inc.	4,669	291,486
MetLife, Inc.	5,456	288,186
Simon Property Group, Inc.	1,605	276,108
American Tower Corp. — Class A	2,143	260,459
Charles Schwab Corp.	6,096	248,778
Bank of New York Mellon Corp.	5,206	245,880
BlackRock, Inc. — Class A	611	234,324
Prudential Financial, Inc.	2,157	230,108
Capital One Financial Corp.	2,412	209,024
CME Group, Inc. — Class A	1,705	202,555
Marsh & McLennan Companies, Inc.	2,585	191,006
BB&T Corp.	4,057	181,348
Intercontinental Exchange, Inc.	2,989	178,951
Crown Castle International Corp.	1,810	170,955
Travelers Cos., Inc.	1,403	169,117
Public Storage	749	163,964
Aon plc	1,318	156,433
Equinix, Inc.	390	156,144
Allstate Corp.	1,832	149,290
Aflac, Inc.	2,014	145,853
State Street Corp.	1,802	143,457
Prologis, Inc.	2,656	137,793
SunTrust Banks, Inc.	2,466	136,370
Synchrony Financial	3,865	132,569
Discover Financial Services	1,934	132,266
Welltower, Inc.	1,819	128,821
Weyerhaeuser Co.	3,758	127,697
AvalonBay Communities, Inc.[1]	690	126,684
M&T Bank Corp.	774	119,761
Ventas, Inc.	1,779	115,706
Equity Residential	1,842	114,609
Progressive Corp.	2,915	114,210
Boston Properties, Inc.	773	102,353
Ameriprise Financial, Inc.	773	100,243
KeyCorp	5,382	95,692
Fifth Third Bancorp	3,766	95,656
Northern Trust Corp.	1,080	93,506
Hartford Financial Services Group, Inc.	1,876	90,179
Citizens Financial Group, Inc.	2,555	88,275
Regions Financial Corp.	6,047	87,863
Vornado Realty Trust	864	86,668
Digital Realty Trust, Inc.	799	85,006
Principal Financial Group, Inc.	1,342	84,694
Willis Towers Watson plc	640	83,770
T. Rowe Price Group, Inc.	1,221	83,211
Realty Income Corp.	1,361	81,020
Essex Property Trust, Inc.	329	76,173
Lincoln National Corp.	1,130	73,959
HCP, Inc.	2,349	73,477
Huntington Bancshares, Inc.	5,448	72,949
Franklin Resources, Inc.	1,731	72,944
Alliance Data Systems Corp.	281	69,969
Host Hotels & Resorts, Inc.	3,709	69,210
GGP, Inc.	2,931	67,941
Loews Corp.	1,385	64,776
Invesco Ltd.	2,025	62,026
Comerica, Inc.[1]	883	60,556
Mid-America Apartment Communities, Inc.	570	57,992
Cincinnati Financial Corp.	752	54,347
Unum Group	1,150	53,924
SL Green Realty Corp.	505	53,843
XL Group Ltd.	1,330	53,014
CBRE Group, Inc. — Class A*	1,509	52,498
Arthur J Gallagher & Co.	897	50,716
Alexandria Real Estate Equities, Inc.	446	49,292
Raymond James Financial, Inc.	642	48,959
Regency Centers Corp.	734	48,730
UDR, Inc.	1,341	48,625
Federal Realty Investment Trust	363	48,461
E*TRADE Financial Corp.*	1,379	48,113
Kimco Realty Corp.	2,136	47,184
Extra Space Storage, Inc.	632	47,014
Affiliated Managers Group, Inc.	284	46,559
Iron Mountain, Inc.	1,231	43,910
Zions Bancorporation	1,016	42,672
Torchmark Corp.	550	42,372
Nasdaq, Inc.	578	40,142
Macerich Co.	606	39,026
CBOE Holdings, Inc.	460	37,292
Apartment Investment & Management Co. — Class A	788	34,948
People’s United Financial, Inc.	1,590	28,938
Assurant, Inc.	279	26,692
Navient Corp.	1,460	21,550
Total Financial		18,727,402

Technology - 11.5%
Apple, Inc.	26,325	3,781,850
Microsoft Corp.	38,775	2,553,721
Intel Corp.	23,724	855,725
International Business Machines Corp.	4,307	750,021
Oracle Corp.	15,038	670,845
Broadcom Ltd.	2,013	440,766
QUALCOMM, Inc.	7,411	424,946
Texas Instruments, Inc.	5,016	404,089
Accenture plc — Class A	3,124	374,505
Adobe Systems, Inc.*	2,487	323,633
NVIDIA Corp.	2,956	321,997
salesforce.com, Inc.*	3,287	271,144
Applied Materials, Inc.	5,418	210,760
Hewlett Packard Enterprise Co.	8,353	197,966

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P 500® 2x STRATEGY FUND

	Shares	Value

Cognizant Technology Solutions Corp. — Class A*	3,054	$181,774
Activision Blizzard, Inc.	3,471	173,065
HP, Inc.	8,497	151,926
Micron Technology, Inc.*	5,201	150,309
Analog Devices, Inc.	1,826	149,641
Intuit, Inc.	1,219	141,392
Electronic Arts, Inc.*	1,547	138,487
Fidelity National Information Services, Inc.	1,650	131,373
Fiserv, Inc.*	1,077	124,189
Western Digital Corp.	1,445	119,256
Lam Research Corp.	817	104,870
Paychex, Inc.	1,602	94,358
Skyworks Solutions, Inc.	928	90,925
Cerner Corp.*	1,473	86,686
Autodesk, Inc.*	983	85,000
Microchip Technology, Inc.	1,086	80,125
Red Hat, Inc.*	895	77,418
KLA-Tencor Corp.	787	74,820
Xilinx, Inc.	1,249	72,305
Seagate Technology plc	1,482	68,068
Citrix Systems, Inc.*	784	65,378
NetApp, Inc.	1,360	56,916
Advanced Micro Devices, Inc.*	3,871	56,323
Synopsys, Inc.*	755	54,458
Akamai Technologies, Inc.*	870	51,939
CA, Inc.	1,573	49,896
Qorvo, Inc.*	635	43,536
Xerox Corp.	4,284	31,445
CSRA, Inc.	728	21,323
Teradata Corp.*	657	20,446
Dun & Bradstreet Corp.	185	19,969
Total Technology		14,349,584

Communications - 11.2%
Amazon.com, Inc.*	1,988	1,762,441
Facebook, Inc. — Class A*	11,817	1,678,605
AT&T, Inc.	30,816	1,280,404
Alphabet, Inc. — Class A*	1,491	1,264,070
Alphabet, Inc. — Class C*	1,483	1,230,237
Verizon Communications, Inc.	20,453	997,084
Comcast Corp. — Class A	23,746	892,612
Cisco Systems, Inc.	25,128	849,326
Walt Disney Co.	7,299	827,634
Priceline Group, Inc.*	247	439,652
Time Warner, Inc.	3,886	379,701
Charter Communications, Inc. — Class A*	1,080	353,506
Netflix, Inc.*	2,159	319,122
Yahoo!, Inc.*	4,405	204,436
Twenty-First Century Fox, Inc. — Class A	5,280	171,019
eBay, Inc.*	5,073	170,301
CBS Corp. — Class B	1,866	129,426
Omnicom Group, Inc.	1,177	101,470
Symantec Corp.	3,106	95,292
Level 3 Communications, Inc.*	1,467	83,942
Viacom, Inc. — Class B	1,743	81,259
Twenty-First Century Fox, Inc. — Class B	2,445	77,702
Expedia, Inc.	605	76,333
DISH Network Corp. — Class A*	1,139	72,315
Motorola Solutions, Inc.	827	71,304
CenturyLink, Inc.[1]	2,742	64,629
Juniper Networks, Inc.	1,916	53,322
Interpublic Group of Cos., Inc.	1,971	48,427
F5 Networks, Inc.*	325	46,335
VeriSign, Inc.*	447	38,938
Scripps Networks Interactive, Inc. — Class A	480	37,618
Discovery Communications, Inc. — Class C*	1,082	30,631
TEGNA, Inc.	1,077	27,593
News Corp. — Class A	1,915	24,895
TripAdvisor, Inc.*	567	24,472
Discovery Communications, Inc. — Class A*,1	766	22,283
News Corp. — Class B	601	8,114
Total Communications		14,036,450

Industrial - 8.0%
General Electric Co.	43,778	1,304,585
3M Co.	2,991	572,268
Boeing Co.	2,858	505,465
Honeywell International, Inc.	3,819	476,879
Union Pacific Corp.	4,084	432,577
United Technologies Corp.	3,761	422,022
United Parcel Service, Inc. — Class B	3,459	371,150
Lockheed Martin Corp.	1,253	335,303
Caterpillar, Inc.	2,943	272,993
General Dynamics Corp.	1,428	267,322
FedEx Corp.	1,230	240,035
Raytheon Co.	1,470	224,175
CSX Corp.	4,649	216,411
Northrop Grumman Corp.	876	208,348
Illinois Tool Works, Inc.	1,566	207,448
Johnson Controls International plc	4,710	198,385
Emerson Electric Co.	3,236	193,707
Eaton Corp. plc	2,257	167,357
Norfolk Southern Corp.	1,458	163,252
Deere & Co.[1]	1,470	160,024
Waste Management, Inc.	2,030	148,028
TE Connectivity Ltd.	1,783	132,923
Corning, Inc.	4,657	125,739
Cummins, Inc.	776	117,331
Amphenol Corp. — Class A	1,544	109,886
Parker-Hannifin Corp.	669	107,254
Ingersoll-Rand plc	1,303	105,960
Roper Technologies, Inc.	512	105,723
Stanley Black & Decker, Inc.	766	101,778
Rockwell Automation, Inc.	645	100,433
Fortive Corp.	1,511	90,992
Agilent Technologies, Inc.	1,616	85,437
Vulcan Materials Co.	664	79,999
Republic Services, Inc. — Class A	1,157	72,671
Harris Corp.	624	69,433

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P 500® 2x STRATEGY FUND

	Shares	Value

Martin Marietta Materials, Inc.	317	$69,185
WestRock Co.	1,257	65,402
Ball Corp.	878	65,200
Textron, Inc.	1,356	64,532
L3 Technologies, Inc.	390	64,463
Rockwell Collins, Inc.	656	63,737
Waters Corp.*	403	62,993
Dover Corp.	780	62,673
AMETEK, Inc.	1,152	62,300
Mettler-Toledo International, Inc.*	130	62,258
Arconic, Inc.	2,211	58,238
TransDigm Group, Inc.	249	54,820
CH Robinson Worldwide, Inc.	709	54,799
Masco Corp.	1,608	54,656
Pentair plc	839	52,672
Expeditors International of Washington, Inc.	904	51,067
Snap-on, Inc.	291	49,083
Fortune Brands Home & Security, Inc.	768	46,733
Kansas City Southern	535	45,882
Xylem, Inc.	901	45,248
Acuity Brands, Inc.	221	45,084
Sealed Air Corp.	971	42,316
J.B. Hunt Transport Services, Inc.	436	39,999
Fluor Corp.	699	36,781
Allegion plc	479	36,260
Stericycle, Inc.*	427	35,394
Jacobs Engineering Group, Inc.	607	33,555
PerkinElmer, Inc.	551	31,991
Flowserve Corp.	655	31,715
Garmin Ltd.	577	29,490
FLIR Systems, Inc.	684	24,816
Ryder System, Inc.	268	20,218
Total Industrial		10,056,853

Consumer, Cyclical - 7.3%
Home Depot, Inc.	6,112	897,425
Wal-Mart Stores, Inc.	7,556	544,637
McDonald’s Corp.	4,110	532,697
Starbucks Corp.	7,313	427,006
CVS Health Corp.	5,147	404,039
NIKE, Inc. — Class B	6,650	370,605
Costco Wholesale Corp.	2,203	369,421
Lowe’s Cos., Inc.	4,346	357,285
Walgreens Boots Alliance, Inc.	4,279	355,371
TJX Cos., Inc.	3,271	258,671
General Motors Co.	6,840	241,862
Ford Motor Co.	19,586	227,981
Delta Air Lines, Inc.	3,666	168,489
Southwest Airlines Co.	3,087	165,957
Target Corp.	2,790	153,980
Marriott International, Inc. — Class A	1,578	148,616
Ross Stores, Inc.	1,977	130,224
O’Reilly Automotive, Inc.*	460	124,127
Carnival Corp.	2,097	123,534
PACCAR, Inc.	1,761	118,339
Newell Brands, Inc.	2,420	114,151
Delphi Automotive plc	1,352	108,823
Yum! Brands, Inc.	1,687	107,799
American Airlines Group, Inc.	2,529	106,977
AutoZone, Inc.*	143	103,396
United Continental Holdings, Inc.*	1,436	101,439
Dollar Tree, Inc.*	1,185	92,975
VF Corp.	1,663	91,415
Dollar General Corp.	1,275	88,906
Ulta Beauty, Inc.*	294	83,858
Royal Caribbean Cruises Ltd.	841	82,511
Fastenal Co.	1,451	74,727
Mohawk Industries, Inc.*	316	72,519
Genuine Parts Co.	744	68,753
Best Buy Co., Inc.	1,359	66,795
Chipotle Mexican Grill, Inc. — Class A*	144	64,155
Whirlpool Corp.	374	64,077
WW Grainger, Inc.	273	63,543
Coach, Inc.	1,408	58,193
Alaska Air Group, Inc.	619	57,084
DR Horton, Inc.	1,705	56,793
L Brands, Inc.	1,205	56,756
Hasbro, Inc.[1]	561	55,999
CarMax, Inc.*	939	55,607
Advance Auto Parts, Inc.	370	54,856
Harley-Davidson, Inc.	885	53,543
Darden Restaurants, Inc.	624	52,210
Lennar Corp. — Class A	1,019	52,163
Tiffany & Co.[1]	538	51,272
Foot Locker, Inc.	664	49,674
Wynn Resorts Ltd.	399	45,729
Goodyear Tire & Rubber Co.	1,263	45,468
Macy’s, Inc.	1,527	45,260
Tractor Supply Co.	656	45,244
LKQ Corp.*	1,545	45,222
Wyndham Worldwide Corp.	527	44,421
Mattel, Inc.	1,719	44,024
BorgWarner, Inc.	1,003	41,915
PVH Corp.	398	41,181
Hanesbrands, Inc.	1,900	39,444
Kohl’s Corp.	886	35,272
PulteGroup, Inc.	1,435	33,794
Leggett & Platt, Inc.	671	33,765
Michael Kors Holdings Ltd.*	815	31,060
Bed Bath & Beyond, Inc.	754	29,753
Staples, Inc.	3,264	28,625
Gap, Inc.	1,101	26,743
Nordstrom, Inc.[1]	572	26,638
Signet Jewelers Ltd.	349	24,175
Ralph Lauren Corp. — Class A	283	23,098
Under Armour, Inc. — Class A*,1	922	18,237
Under Armour, Inc. — Class C*	926	16,946
AutoNation, Inc.*	330	13,956
Total Consumer, Cyclical		9,111,205

Energy - 5.4%
Exxon Mobil Corp.	20,806	1,706,301
Chevron Corp.	9,499	1,019,908

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P 500® 2x STRATEGY FUND

	Shares	Value

Schlumberger Ltd.	6,996	$546,387
ConocoPhillips	6,200	309,193
EOG Resources, Inc.	2,894	282,310
Occidental Petroleum Corp.	3,836	243,049
Halliburton Co.	4,350	214,064
Kinder Morgan, Inc.	9,633	209,421
Phillips 66	2,214	175,393
Anadarko Petroleum Corp.	2,805	173,910
Pioneer Natural Resources Co.	852	158,668
Valero Energy Corp.	2,264	150,081
Marathon Petroleum Corp.	2,649	133,880
Baker Hughes, Inc.	2,135	127,716
Williams Companies, Inc.	4,144	122,621
Devon Energy Corp.	2,632	109,807
Apache Corp.	1,905	97,898
Concho Resources, Inc.*	744	95,485
National Oilwell Varco, Inc.	1,901	76,211
TechnipFMC plc*	2,342	76,115
Noble Energy, Inc.[1]	2,185	75,033
Marathon Oil Corp.	4,251	67,166
Hess Corp.	1,350	65,084
ONEOK, Inc.	1,057	58,600
Cabot Oil & Gas Corp. — Class A	2,385	57,025
Cimarex Energy Co.	477	56,997
Equities Corp.	871	53,218
Tesoro Corp.	587	47,582
Newfield Exploration Co.*	998	36,836
Helmerich & Payne, Inc.[1]	545	36,281
Range Resources Corp.	944	27,470
Transocean Ltd.*	1,954	24,327
Murphy Oil Corp.	814	23,272
Chesapeake Energy Corp.*,1	3,823	22,709
Southwestern Energy Co.*	2,499	20,417
Total Energy		6,700,435

Utilities - 2.6%
NextEra Energy, Inc.	2,347	301,285
Duke Energy Corp.	3,511	287,938
Southern Co.	4,973	247,557
Dominion Resources, Inc.	3,152	244,501
PG&E Corp.	2,543	168,753
Exelon Corp.	4,650	167,307
American Electric Power Company, Inc.	2,468	165,677
Sempra Energy	1,257	138,898
Edison International	1,635	130,162
PPL Corp.	3,410	127,500
Consolidated Edison, Inc.	1,531	118,897
Xcel Energy, Inc.	2,545	113,125
Public Service Enterprise Group, Inc.	2,540	112,649
WEC Energy Group, Inc.	1,584	96,038
Eversource Energy	1,590	93,460
DTE Energy Co.	900	91,899
FirstEnergy Corp.	2,221	70,672
American Water Works Co., Inc.	894	69,526
Entergy Corp.	900	68,364
Ameren Corp.	1,217	66,436
CMS Energy Corp.	1,404	62,815
CenterPoint Energy, Inc.	2,161	59,579
SCANA Corp.	718	46,921
Pinnacle West Capital Corp.	559	46,609
Alliant Energy Corp.	1,142	45,235
NiSource, Inc.	1,623	38,611
AES Corp.	3,307	36,972
NRG Energy, Inc.	1,585	29,640
Total Utilities		3,247,026

Basic Materials - 1.9%
Dow Chemical Co.	5,600	355,824
EI du Pont de Nemours & Co.	4,338	348,472
Monsanto Co.	2,200	249,040
Praxair, Inc.	1,430	169,598
LyondellBasell Industries N.V. — Class A	1,656	151,011
Air Products & Chemicals, Inc.	1,093	147,872
PPG Industries, Inc.	1,290	135,553
Sherwin-Williams Co.	407	126,247
International Paper Co.	2,064	104,810
Nucor Corp.	1,600	95,552
Freeport-McMoRan, Inc.*	6,673	89,151
Newmont Mining Corp.	2,667	87,904
Albemarle Corp.	565	59,687
Eastman Chemical Co.	735	59,388
International Flavors & Fragrances, Inc.	397	52,614
Mosaic Co.	1,757	51,269
FMC Corp.	671	46,695
CF Industries Holdings, Inc.	1,170	34,340
Total Basic Materials		2,365,027

Diversified - 0.0%**
Leucadia National Corp.	1,625	42,250

Total Common Stocks
(Cost $90,245,794)		101,744,987

	Face Amount

FEDERAL AGENCY NOTES†† - 2.0%
Farmer Mac
0.65% due 07/10/17	$2,500,000	2,498,285
Total Federal Agency Notes
(Cost $2,498,381)		2,498,285

U.S. TREASURY BILLS†† - 1.6%
U.S Treasury Bill
0.52% due 06/01/17[3,7]	2,000,000	1,997,698
Total U.S. Treasury Bills
(Cost $1,998,221)		1,997,698

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
S&P 500® 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 6.3%
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[3]	$6,022,092	$6,022,092
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	1,899,611	1,899,611
Total Repurchase Agreements
(Cost $7,921,703)		7,921,703

	Shares

SECURITIES LENDING COLLATERAL†,4 - 0.5%
First American Government Obligations Fund — Class Z, 0.61%[5]	583,601	583,601
Total Securities Lending Collateral
(Cost $583,601)		583,601

Total Investments - 91.6%
(Cost $103,247,700)		$114,746,274
Other Assets & Liabilities, net - 8.4%		10,485,895
Total Net Assets - 100.0%		$125,232,169

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $24,759,000)	210	$90,324

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2017 S&P 500 Index Swap 1.46%[6], Terminating 04/26/17 (Notional Value $33,743,734)	14,282	$305,590
BNP Paribas April 2017 S&P 500 Index Swap 1.23%[6], Terminating 04/28/17 (Notional Value $26,843,316)	11,361	242,497
Barclays Bank plc April 2017 S&P 500 Index Swap 1.31%[6], Terminating 04/28/17 (Notional Value $63,313,596)	26,797	(149,648)
(Total Notional Value $123,900,646)		$398,439

*	Non-income producing security.
**	Less than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[4]	Securities lending collateral — See Note 6.
[5]	Rate indicated is the 7 day yield as of March 31, 2017.
[6]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
[7]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
plc — Public Limited Company

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$101,744,987	$—	$—	$—	$—	$101,744,987
Equity Futures Contracts	—	90,324	—	—	—	90,324
Equity Index Swap Agreements	—	—	—	548,087	—	548,087
Federal Agency Notes	—	—	2,498,285	—	—	2,498,285
Repurchase Agreements	—	—	7,921,703	—	—	7,921,703
Securities Lending Collateral	583,601	—	—	—	—	583,601
U.S. Treasury Bills	—	—	1,997,698	—	—	1,997,698
Total	$102,328,588	$90,324	$12,417,686	$548,087	$—	$115,384,685

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$149,648	$—	$149,648

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $571,489 of securities loaned (cost $95,325,997)	$106,824,571
Repurchase agreements, at value (cost $7,921,703)	7,921,703
Total investments (cost $103,247,700)	114,746,274
Segregated cash with broker	4,819,504
Unrealized appreciation on swap agreements	548,087
Receivables:
Swap settlement	123,603
Fund shares sold	7,231,209
Dividends	101,854
Interest	3,853
Securities lending income	120
Total assets	127,574,504

Liabilities:
Unrealized depreciation on swap agreements	149,648
Payable for:
Fund shares redeemed	1,231,712
Return of securities loaned	583,601
Management fees	101,451
Variation margin	40,163
Distribution and service fees	34,498
Transfer agent and administrative fees	28,181
Portfolio accounting fees	16,909
Miscellaneous	156,172
Total liabilities	2,342,335
Commitments and contingent liabilities (Note 11)	—
Net assets	$125,232,169

Net assets consist of:
Paid in capital	$118,609,836
Undistributed net investment income	—
Accumulated net realized gain on investments	(5,365,004)
Net unrealized appreciation on investments	11,987,337
Net assets	$125,232,169

A-Class:
Net assets	$10,771,848
Capital shares outstanding	120,278
Net asset value per share	$89.56
Maximum offering price per share (Net asset value divided by 95.25%)	$94.03

C-Class:
Net assets	$9,474,784
Capital shares outstanding	120,710
Net asset value per share	$78.49

H-Class:
Net assets	$104,985,537
Capital shares outstanding	1,173,714
Net asset value per share	$89.45

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $69)	$1,645,897
Interest	99,550
Income from securities lending, net	941
Total investment income	1,746,388

Expenses:
Management fees	1,055,960
Transfer agent and administrative fees	293,324
Distribution and service fees:
A-Class	28,168
C-Class	97,590
H-Class	240,762
Portfolio accounting fees	175,997
Registration fees	125,885
Custodian fees	19,713
Trustees’ fees*	10,461
Line of credit fees	180
Miscellaneous	136,298
Total expenses	2,184,338
Net investment loss	(437,950)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	32,711,215
Swap agreements	25,135,876
Futures contracts	2,894,910
Net realized gain	60,742,001
Net change in unrealized appreciation (depreciation) on:
Investments	(19,608,185)
Swap agreements	(217,507)
Futures contracts	(106,333)
Net change in unrealized appreciation (depreciation)	(19,932,025)
Net realized and unrealized gain	40,809,976
Net increase in net assets resulting from operations	$40,372,026

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(437,950)	$(420,119)
Net realized gain (loss) on investments	60,742,001	(4,348,675)
Net change in unrealized appreciation (depreciation) on investments	(19,932,025)	(3,958,323)
Net increase (decrease) in net assets resulting from operations	40,372,026	(8,727,117)

Distributions to shareholders from:
Net realized gains
A-Class	(18,282)	(202,503)
C-Class	(17,897)	(161,219)
H-Class	(144,312)	(1,676,089)
Total distributions to shareholders	(180,491)	(2,039,811)

Capital share transactions:
Proceeds from sale of shares
A-Class	54,422,897	48,134,741
C-Class	31,100,038	61,912,957
H-Class	1,697,587,974	1,830,598,918
Distributions reinvested
A-Class	17,465	184,629
C-Class	15,697	143,367
H-Class	124,437	1,437,179
Cost of shares redeemed
A-Class	(58,770,281)	(49,237,552)
C-Class	(33,633,618)	(64,436,179)
H-Class	(1,741,161,936)	(1,858,961,590)
Net decrease from capital share transactions	(50,297,327)	(30,223,530)
Net decrease in net assets	(10,105,792)	(40,990,458)

Net assets:
Beginning of year	135,337,961	176,328,419
End of year	$125,232,169	$135,337,961
Undistributed net investment income (accumulated net investment loss) at end of year	$—	$(24,296)

Capital share activity:
Shares sold
A-Class	730,507	711,861
C-Class	460,654	1,050,743
H-Class	22,519,373	27,312,667
Shares issued from reinvestment of distributions
A-Class	223	2,693
C-Class	228	2,363
H-Class	1,589	20,987
Shares redeemed
A-Class	(787,121)	(734,839)
C-Class	(496,283)	(1,088,284)
H-Class	(23,025,312)	(27,802,476)
Net decrease in shares	(596,142)	(524,285)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,d]	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$67.98	$70.18	$58.57	$40.90	$33.77	$26.15
Income (loss) from investment operations:
Net investment income (loss)[b]	(.25)	(.16)	(.19)	(.20)	(.06)	(.15)
Net gain (loss) on investments (realized and unrealized)	21.96	(1.02)	13.36	17.87	7.19	7.77
Total from investment operations	21.71	(1.18)	13.17	17.67	7.13	7.62
Less distributions from:
Net realized gains	(.13)	(1.02)	(1.56)	—	—	—
Total distributions	(.13)	(1.02)	(1.56)	—	—	—
Net asset value, end of period	$89.56	$67.98	$70.18	$58.57	$40.90	$33.77

Total Return[c]	31.95%	(1.69%)	22.51%	43.20%	21.11%	29.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,772	$12,011	$13,822	$9,788	$6,537	$5,092
Ratios to average net assets:
Net investment income (loss)	(0.33%)	(0.23%)	(0.29%)	(0.40%)	(0.59%)	(0.49%)
Total expenses	1.79%	1.76%	1.80%	1.73%	1.77%	1.76%
Portfolio turnover rate	411%	216%	420%	396%	— [e]	548%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,d]	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$60.04	$62.57	$52.75	$37.12	$30.71	$23.94
Income (loss) from investment operations:
Net investment income (loss)[b]	(.72)	(.59)	(.62)	(.49)	(.11)	(.36)
Net gain (loss) on investments (realized and unrealized)	19.30	(.92)	12.00	16.12	6.52	7.13
Total from investment operations	18.58	(1.51)	11.38	15.63	6.41	6.77
Less distributions from:
Net realized gains	(.13)	(1.02)	(1.56)	—	—	—
Total distributions	(.13)	(1.02)	(1.56)	—	—	—
Net asset value, end of period	$78.49	$60.04	$62.57	$52.75	$37.12	$30.71

Total Return[c]	30.96%	(2.43%)	21.59%	42.11%	20.87%	28.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,475	$9,373	$11,969	$11,825	$10,667	$8,543
Ratios to average net assets:
Net investment income (loss)	(1.08%)	(0.99%)	(1.04%)	(1.11%)	(1.34%)	(1.25%)
Total expenses	2.54%	2.51%	2.55%	2.50%	2.51%	2.51%
Portfolio turnover rate	411%	216%	420%	396%	— [e]	548%

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,d]	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$67.91	$70.12	$58.52	$40.88	$33.76	$26.16
Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)	(.16)	(.18)	(.19)	(.06)	(.18)
Net gain (loss) on investments (realized and unrealized)	21.90	(1.03)	13.34	17.83	7.18	7.78
Total from investment operations	21.67	(1.19)	13.16	17.64	7.12	7.60
Less distributions from:
Net realized gains	(.13)	(1.02)	(1.56)	—	—	—
Total distributions	(.13)	(1.02)	(1.56)	—	—	—
Net asset value, end of period	$89.45	$67.91	$70.12	$58.52	$40.88	$33.76

Total Return[c]	31.93%	(1.71%)	22.51%	43.12%	21.12%	29.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104,986	$113,954	$150,537	$115,683	$76,933	$64,617
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(0.24%)	(0.28%)	(0.38%)	(0.61%)	(0.58%)
Total expenses	1.80%	1.76%	1.80%	1.74%	1.76%	1.76%
Portfolio turnover rate	411%	216%	420%	396%	— [e]	548%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	The Fund changed its fiscal year end from December to March in 2013.
[e]	Less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

INVERSE S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Inverse S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the S&P 500® Index. Inverse S&P 500® 2x Strategy Fund H-Class returned -29.67%, while the S&P 500® Index returned 17.17% over the same period.

Sectors contributing the most to the performance of the underlying index were Information Technology and Financials. No sector detracted; the Telecommunications Services sector contributed least, followed by the Real Estate sector.

Apple, Inc., Amazon.com, Inc., and JPMorgan Chase & Co. were the holdings contributing the most to the performance of the underlying index for the period. Gilead Sciences, Inc., CVS Health Corp., and Allergan Plc detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 7, 2001
H-Class	May 19, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

22 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	-29.63%	-26.60%	-23.42%
A-Class Shares with sales charge†	-32.98%	-27.31%	-23.79%
C-Class Shares	-30.21%	-27.13%	-23.97%
C-Class Shares with CDSC‡	-30.91%	-27.13%	-23.97%
H-Class Shares	-29.67%	-26.61%	-23.40%
S&P 500 Index	17.17%	13.30%	7.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	March 31, 2017
INVERSE S&P 500® 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 64.2%
Freddie Mac[1]
0.63% due 05/15/18[2]	$5,000,000	$4,997,660
0.80% due 10/27/17	5,000,000	4,994,400
0.63% due 11/16/18[2]	3,000,000	2,999,346
0.75% due 10/26/18[2]	2,500,000	2,496,568
Total Freddie Mac		15,487,974
Federal Farm Credit Bank[3]
1.15% due 08/10/18[4]	7,000,000	7,004,717
Total Federal Agency Notes
(Cost $22,492,588)		22,492,691

FEDERAL AGENCY DISCOUNT NOTES†† - 5.7%
Federal Home Loan Bank[3]
0.54% due 05/05/17	2,000,000	1,998,702
Total Federal Agency Discount Notes
(Cost $1,998,971)		1,998,702

REPURCHASE AGREEMENTS††,5 - 32.1%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	5,998,815	5,998,815
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[6]	5,238,404	5,238,404
Total Repurchase Agreements
(Cost $11,237,219)		11,237,219

Total Investments - 102.0%
(Cost $35,728,778)		$35,728,612
Other Assets & Liabilities, net - (2.0)%		(692,880)
Total Net Assets - 100.0%		$35,035,732

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2017 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $8,606,700)	73	$36,818

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2017 S&P 500 Index Swap 1.16%[7] Terminating 04/28/17 (Notional Value $7,832,608)	3,315	$18,493
Goldman Sachs International April 2017 S&P 500 Index Swap 1.36%[7] Terminating 04/26/17 (Notional Value $21,505,767)	9,102	(194,759)
BNP Paribas April 2017 S&P 500 Index Swap 0.73%[7] Terminating 04/28/17 (Notional Value $32,110,081)	13,590	(276,518)
(Total Notional Value $61,448,456)		$(452,784)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Variable rate security. Rate indicated is rate effective at March 31, 2017.
[5]	Repurchase Agreements — See Note 5.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[7]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
INVERSE S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$36,818	$—	$—	$—	$36,818
Equity Index Swap Agreements	—	—	—	18,493	—	18,493
Federal Agency Discount Notes	—	—	1,998,702	—	—	1,998,702
Federal Agency Notes	—	—	22,492,691	—	—	22,492,691
Repurchase Agreements	—	—	11,237,219	—	—	11,237,219
Total	$—	$36,818	$35,728,612	$18,493	$—	$35,783,923

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$471,277	$—	$471,277

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value (cost $24,491,559)	$24,491,393
Repurchase agreements, at value (cost $11,237,219)	11,237,219
Total investments (cost $35,728,778)	35,728,612
Segregated cash with broker	1,475,000
Unrealized appreciation on swap agreements	18,493
Receivables:
Variation margin	24,090
Fund shares sold	2,793,229
Interest	49,101
Total assets	40,088,525

Liabilities:
Unrealized depreciation on swap agreements	471,277
Payable for:
Fund shares redeemed	4,494,227
Management fees	26,364
Swap settlement	16,483
Distribution and service fees	8,001
Transfer agent and administrative fees	7,323
Portfolio accounting fees	4,394
Miscellaneous	24,724
Total liabilities	5,052,793
Commitments and contingent liabilities (Note 11)	—
Net assets	$35,035,732

Net assets consist of:
Paid in capital	$310,330,675
Accumulated net investment loss	(125,587)
Accumulated net realized loss on investments	(274,753,224)
Net unrealized depreciation on investments	(416,132)
Net assets	$35,035,732

A-Class:
Net assets	$5,952,668
Capital shares outstanding	100,457
Net asset value per share	$59.26
Maximum offering price per share (Net asset value divided by 95.25%)	$62.22

C-Class:
Net assets	$1,567,017
Capital shares outstanding	29,904
Net asset value per share	$52.40

H-Class:
Net assets	$27,516,047
Capital shares outstanding	462,917
Net asset value per share	$59.44

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Interest	$218,703
Total investment income	218,703

Expenses:
Management fees	486,259
Transfer agent and administrative fees	135,074
Distribution and service fees:
A-Class	21,109
C-Class	16,420
H-Class	109,863
Portfolio accounting fees	81,046
Registration fees	61,819
Custodian fees	9,114
Trustees’ fees*	5,138
Line of credit fees	1,945
Miscellaneous	58,525
Total expenses	986,312
Net investment loss	(767,609)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	22,704
Swap agreements	(15,782,417)
Futures contracts	(1,069,610)
Net realized loss	(16,829,323)
Net change in unrealized appreciation (depreciation) on:
Investments	2,260
Swap agreements	2,696
Futures contracts	36,283
Net change in unrealized appreciation (depreciation)	41,239
Net realized and unrealized loss	(16,788,084)
Net decrease in net assets resulting from operations	$(17,555,693)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(767,609)	$(863,670)
Net realized loss on investments	(16,829,323)	(9,489,859)
Net change in unrealized appreciation (depreciation) on investments	41,239	(285,718)
Net decrease in net assets resulting from operations	(17,555,693)	(10,639,247)

Capital share transactions:
Proceeds from sale of shares
A-Class	66,972,954	40,082,491
C-Class	41,091,569	72,544,705
H-Class	1,295,565,131	1,323,355,159
Cost of shares redeemed
A-Class	(65,736,333)	(33,310,915)
C-Class	(40,655,621)	(73,173,504)
H-Class	(1,297,477,690)	(1,297,734,151)
Net increase (decrease) from capital share transactions	(239,990)	31,763,785
Net increase (decrease) in net assets	(17,795,683)	21,124,538

Net assets:
Beginning of year	52,831,415	31,706,877
End of year	$35,035,732	$52,831,415
Accumulated net investment loss at end of year	$(125,587)	$(282,865)

Capital share activity*:
Shares sold
A-Class	895,545	426,272
C-Class	634,963	872,136
H-Class	18,137,356	14,117,740
Shares redeemed
A-Class	(882,876)	(360,424)
C-Class	(627,381)	(877,712)
H-Class	(18,192,284)	(13,884,102)
Net increase (decrease) in shares	(34,677)	293,910

*	Capital share activity for the years presented through March 31, 2017, has been restated to reflect a 1:4 reverse share split effective November 7, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]	Period Ended March 28, 2013[a,d,e,f]	Year Ended December 31, 2012[e,f]
Per Share Data
Net asset value, beginning of period	$84.22	$95.49	$127.97	$200.30	$247.99	$356.71
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.01)	(1.52)	(1.88)	(2.76)	(.84)	(4.48)
Net gain (loss) on investments (realized and unrealized)	(23.95)	(9.75)	(30.60)	(69.57)	(46.85)	(104.24)
Total from investment operations	(24.96)	(11.27)	(32.48)	(72.33)	(47.69)	(108.72)
Net asset value, end of period	$59.26	$84.22	$95.49	$127.97	$200.30	$247.99

Total Return[c]	(29.63%)	(11.81%)	(25.38%)	(36.08%)	(19.30%)	(30.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,953	$7,393	$2,095	$2,094	$4,921	$5,295
Ratios to average net assets:
Net investment income (loss)	(1.39%)	(1.60%)	(1.73%)	(1.70%)	(1.66%)	(1.62%)
Total expenses	1.80%	1.76%	1.77%	1.74%	1.75%	1.75%
Portfolio turnover rate	78%	—	—	—	—	—

C-Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]	Period Ended March 28, 2013[a,d,e,f]	Year Ended December 31, 2012[e,f]
Per Share Data
Net asset value, beginning of period	$75.05	$85.79	$115.88	$182.63	$226.42	$327.86
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.42)	(2.00)	(2.52)	(3.64)	(1.12)	(6.16)
Net gain (loss) on investments (realized and unrealized)	(21.23)	(8.74)	(27.57)	(63.11)	(42.67)	(95.28)
Total from investment operations	(22.65)	(10.74)	(30.09)	(66.75)	(43.79)	(101.44)
Net asset value, end of period	$52.40	$75.05	$85.79	$115.88	$182.63	$226.42

Total Return[c]	(30.21%)	(12.49%)	(25.96%)	(36.52%)	(19.41%)	(30.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,567	$1,675	$2,393	$2,221	$3,854	$4,187
Ratios to average net assets:
Net investment income (loss)	(2.14%)	(2.35%)	(2.47%)	(2.45%)	(2.39%)	(2.37%)
Total expenses	2.54%	2.47%	2.51%	2.49%	2.47%	2.50%
Portfolio turnover rate	78%	—	—	—	—	—

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]	Period Ended March 28, 2013[a,d,e,f]	Year Ended December 31, 2012[e,f]
Per Share Data
Net asset value, beginning of period	$84.51	$95.77	$128.40	$201.04	$248.76	$357.63
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.01)	(1.52)	(1.88)	(2.76)	(.84)	(4.76)
Net gain (loss) on investments (realized and unrealized)	(24.06)	(9.74)	(30.75)	(69.88)	(46.88)	(104.11)
Total from investment operations	(25.07)	(11.26)	(32.63)	(72.64)	(47.72)	(108.87)
Net asset value, end of period	$59.44	$84.51	$95.77	$128.40	$201.04	$248.76

Total Return[c]	(29.67%)	(11.74%)	(25.42%)	(36.13%)	(19.14%)	(30.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,516	$43,763	$27,218	$32,610	$55,573	$52,066
Ratios to average net assets:
Net investment income (loss)	(1.40%)	(1.63%)	(1.73%)	(1.70%)	(1.67%)	(1.64%)
Total expenses	1.80%	1.76%	1.77%	1.74%	1.76%	1.76%
Portfolio turnover rate	78%	—	—	—	—	—

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	The Fund changed its fiscal year end from December to March in 2013.
[e]	Reverse Share Split — Per share amounts for periods presented through March 31, 2014 have been restated to reflect a 1:7 reverse share split effective February 21, 2014.
[f]	Reverse Share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016 — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, with the NASDAQ-100® Index returning 22.77%, the NASDAQ-100® 2x Strategy Fund H-Class returned 44.22%. For the one-year period ended March 31, 2017, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100® Index.

The Information Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. No sector detracted. The Real Estate sector contributed the least to the performance of the underlying index, followed by the Telecommunications Services sector.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. were the holdings contributing the most to the performance of the underlying index for the year. Gilead Sciences, Inc., Baidu, Inc. ADR Class A, and Stericycle, Inc. detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 20, 2000
H-Class	May 24, 2000

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	10.0%
Microsoft Corp.	6.8%
Amazon.com, Inc.	5.6%
Facebook, Inc. — Class A	4.5%
Alphabet, Inc. — Class C	3.8%
Alphabet, Inc. — Class A	3.4%
Comcast Corp. — Class A	2.4%
Intel Corp.	2.3%
Cisco Systems, Inc.	2.3%
Amgen, Inc.	1.6%
Top Ten Total	42.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

30 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	44.21%	28.40%	18.13%
A-Class Shares with sales charge†	37.36%	27.16%	17.56%
C-Class Shares	43.13%	27.42%	17.21%
C-Class Shares with CDSC‡	42.13%	27.42%	17.21%
H-Class Shares	44.22%	28.39%	18.13%
NASDAQ-100 Index	22.77%	16.06%	12.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	March 31, 2017
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 83.3%

Technology - 31.1%
Apple, Inc.	205,572	$29,532,475
Microsoft Corp.	302,782	19,941,223
Intel Corp.	185,254	6,682,113
Broadcom Ltd.	15,714	3,440,737
QUALCOMM, Inc.	57,874	3,318,495
Texas Instruments, Inc.	39,168	3,155,374
Adobe Systems, Inc.*	19,359	2,519,187
NVIDIA Corp.	22,196	2,417,810
Applied Materials, Inc.	42,310	1,645,859
Activision Blizzard, Inc.	29,459	1,468,825
Cognizant Technology Solutions Corp. — Class A*	23,772	1,414,909
Micron Technology, Inc.*	43,205	1,248,625
Intuit, Inc.	10,022	1,162,452
Electronic Arts, Inc.*	12,078	1,081,223
Analog Devices, Inc.	12,115	992,824
Fiserv, Inc.*	8,407	969,411
Western Digital Corp.	11,287	931,516
NetEase, Inc. ADR	2,940	834,960
Paychex, Inc.	14,060	828,134
Lam Research Corp.	6,381	819,065
Cerner Corp.*	12,919	760,283
Autodesk, Inc.*	8,720	754,018
Skyworks Solutions, Inc.	7,246	709,963
Check Point Software Technologies Ltd.*	6,719	689,773
Microchip Technology, Inc.	8,480	625,654
KLA-Tencor Corp.	6,141	583,825
Xilinx, Inc.	9,754	564,659
Seagate Technology plc	11,566	531,226
CA, Inc.	16,377	519,478
Citrix Systems, Inc.*	6,126	510,847
Maxim Integrated Products, Inc.	11,076	497,977
Akamai Technologies, Inc.*	6,786	405,124
Total Technology		91,558,044

Communications - 31.0%
Amazon.com, Inc.*	18,697	16,575,638
Facebook, Inc. — Class A*	92,280	13,108,374
Alphabet, Inc. — Class C*	13,594	11,277,039
Alphabet, Inc. — Class A*	11,642	9,870,088
Comcast Corp. — Class A	185,439	6,970,651
Cisco Systems, Inc.	196,219	6,632,202
Charter Communications, Inc. — Class A*	10,536	3,448,644
Priceline Group, Inc.*	1,927	3,430,001
Netflix, Inc.*	16,864	2,492,668
T-Mobile US, Inc.*	32,385	2,091,747
Baidu, Inc. ADR*	10,783	1,860,283
Yahoo!, Inc.*	37,385	1,735,038
eBay, Inc.*	42,593	1,429,847
Twenty-First Century Fox, Inc. — Class A	41,232	1,335,504
JD.com, Inc. ADR*	35,937	1,118,000
Twenty-First Century Fox, Inc. — Class B	31,288	994,333
Sirius XM Holdings, Inc.[1]	184,751	951,468
Liberty Global plc — Class C*	24,713	865,944
Ctrip.com International Ltd. ADR*	16,437	807,879
Symantec Corp.	24,247	743,898
Expedia, Inc.	5,368	677,281
Viacom, Inc. — Class B	13,614	634,685
DISH Network Corp. — Class A*	8,891	564,490
Vodafone Group plc ADR	17,056	450,790
Liberty Global plc — Class A*	9,930	356,189
Discovery Communications, Inc. — Class C*	8,993	254,592
TripAdvisor, Inc.*	5,147	222,145
Discovery Communications, Inc. — Class A*	5,981	173,987
Liberty Ventures*	3,180	141,446
Liberty Global plc LiLAC — Class C*	4,727	108,910
Liberty Global plc LiLAC — Class A*	1,967	43,746
Total Communications		91,367,507

Consumer, Non-cyclical - 13.5%
Amgen, Inc.	28,856	4,734,403
Kraft Heinz Co.	47,690	4,330,729
Celgene Corp.*	30,483	3,793,000
Gilead Sciences, Inc.	51,214	3,478,455
Mondelez International, Inc. — Class A	59,816	2,576,873
Biogen, Inc.*	8,461	2,313,407
PayPal Holdings, Inc.*	47,316	2,035,534
Automatic Data Processing, Inc.	17,589	1,800,938
Regeneron Pharmaceuticals, Inc.*	4,082	1,581,816
Express Scripts Holding Co.*	23,734	1,564,308
Intuitive Surgical, Inc.*,1	1,520	1,165,034
Alexion Pharmaceuticals, Inc.*	8,801	1,067,033
Vertex Pharmaceuticals, Inc.*	9,734	1,064,413
Monster Beverage Corp.*	22,372	1,032,915
Incyte Corp.*	7,421	991,965
Illumina, Inc.*	5,732	978,108
Mylan N.V.*	20,967	817,503
BioMarin Pharmaceutical, Inc.*	6,773	594,534
Dentsply Sirona, Inc.	9,046	564,832
Shire plc ADR	3,221	561,195
IDEXX Laboratories, Inc.*	3,444	532,477
Verisk Analytics, Inc. — Class A*	6,518	528,871
Henry Schein, Inc.*	3,103	527,417
Cintas Corp.	4,116	520,839
Hologic, Inc.*	10,943	465,625
Total Consumer, Non-cyclical		39,622,224

Consumer, Cyclical - 7.0%
Walgreens Boots Alliance, Inc.	42,294	3,512,517
Starbucks Corp.	57,104	3,334,303
Costco Wholesale Corp.	17,210	2,885,946
Tesla, Inc.*,1	5,876	1,635,291
Marriott International, Inc. — Class A	15,029	1,415,431
Ross Stores, Inc.	15,443	1,017,230
O’Reilly Automotive, Inc.*	3,591	968,995
PACCAR, Inc.	13,749	923,933
American Airlines Group, Inc.	19,754	835,594
Dollar Tree, Inc.*	9,250	725,755
Ulta Beauty, Inc.*	2,438	695,391

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Fastenal Co.	11,334	$583,701
Hasbro, Inc.[1]	4,870	486,123
Norwegian Cruise Line Holdings Ltd.*	8,907	451,852
Tractor Supply Co.	5,122	353,264
Mattel, Inc.	13,418	343,635
Liberty Interactive Corporation QVC Group — Class A*	16,661	333,553
Total Consumer, Cyclical		20,502,514

Industrial - 0.7%
CSX Corp.	36,300	1,689,765
J.B. Hunt Transport Services, Inc.	4,361	400,078
Total Industrial		2,089,843

Total Common Stocks
(Cost $197,319,684)		245,140,132

	Face Amount

U.S. TREASURY BILLS†† - 4.4%
U.S. Treasury Bill
0.52% due 06/01/17[4,8]	$12,000,000	11,986,188
0.52% due 05/11/17[2,8]	1,000,000	999,241
Total U.S. Treasury Bills
(Cost $12,988,741)		12,985,429

REPURCHASE AGREEMENTS††,3 - 9.3%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	19,928,548	19,928,548
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[4]	7,521,406	7,521,406
Total Repurchase Agreements
(Cost $27,449,954)		27,449,954

SECURITIES LENDING COLLATERAL†,5 - 1.1%
First American Government Obligations Fund — Class Z, 0.61%[6]	3,228,378	3,228,378
Total Securities Lending Collateral
(Cost $3,228,378)		3,228,378

Total Investments - 98.1%
(Cost $240,986,757)		$288,803,893
Other Assets & Liabilities, net - 1.9%		5,495,382
Total Net Assets - 100.0%		$294,299,275

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $29,357,100)	270	$326,309

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas April 2017 NASDAQ-100 Index Swap 1.23%[7], Terminating 04/28/17 (Notional Value $68,414,283)	12,585	$719,859
Goldman Sachs International April 2017 NASDAQ-100 Index Swap 1.56%[7], Terminating 04/26/17 (Notional Value $38,101,628)	7,009	432,082
Barclays Bank plc April 2017 NASDAQ-100 Index Swap 1.26%[7], Terminating 04/28/17 (Notional Value $208,030,451)	38,267	(155,938)
(Total Notional Value $314,546,362)		$996,003

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2017.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[5]	Securities lending collateral — See Note 6.
[6]	Rate indicated is the 7 day yield as of March 31, 2017.
[7]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
[8]	Zero coupon rate security. Rate indicated is the effective yield at the time of purchase.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
NASDAQ-100® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$245,140,132	$—	$—	$—	$—	$245,140,132
Equity Futures Contracts	—	326,309	—	—	—	326,309
Equity Index Swap Agreements	—	—	—	1,151,941	—	1,151,941
Repurchase Agreements	—	—	27,449,954	—	—	27,449,954
Securities Lending Collateral	3,228,378	—	—	—	—	3,228,378
U.S. Treasury Bills	—	—	12,985,429	—	—	12,985,429
Total	$248,368,510	$326,309	$40,435,383	$1,151,941	$—	$290,282,143

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$155,938	$—	$155,938

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $3,133,367 of securities loaned (cost $213,536,803)	$261,353,939
Repurchase agreements, at value (cost $27,449,954)	27,449,954
Total investments (cost $240,986,757)	288,803,893
Segregated cash with broker	5,261,549
Unrealized appreciation on swap agreements	1,151,941
Receivables:
Swap settlement	561,018
Fund shares sold	4,267,859
Dividends	62,193
Interest	525
Securities lending income	1,567
Total assets	300,110,545

Liabilities:
Unrealized depreciation on swap agreements	155,938
Payable for:
Return of securities loaned	3,228,378
Fund shares redeemed	1,784,782
Management fees	244,663
Distribution and service fees	81,621
Transfer agent and administrative fees	67,962
Portfolio accounting fees	40,778
Variation margin	7,236
Miscellaneous	199,912
Total liabilities	5,811,270
Commitments and contingent liabilities (Note 11)	—
Net assets	$294,299,275

Net assets consist of:
Paid in capital	$236,008,110
Undistributed net investment income	—
Accumulated net realized gain on investments	9,151,717
Net unrealized appreciation on investments	49,139,448
Net assets	$294,299,275

A-Class:
Net assets	$15,489,459
Capital shares outstanding	149,525
Net asset value per share	$103.59
Maximum offering price per share (Net asset value divided by 95.25%)	$108.76

C-Class:
Net assets	$21,656,017
Capital shares outstanding	250,697
Net asset value per share	$86.38

H-Class:
Net assets	$257,153,799
Capital shares outstanding	2,482,523
Net asset value per share	$103.59

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $2,150)	$2,498,326
Interest	196,381
Income from securities lending, net	7,000
Total investment income	2,701,707

Expenses:
Management fees	2,536,312
Transfer agent and administrative fees	704,532
Distribution and service fees:
A-Class	36,446
C-Class	216,218
H-Class	614,035
Portfolio accounting fees	422,724
Registration fees	292,940
Custodian fees	46,465
Trustees’ fees*	25,020
Line of credit fees	531
Miscellaneous	439,628
Total expenses	5,334,851
Net investment loss	(2,633,144)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	43,876,894
Swap agreements	64,443,838
Futures contracts	5,753,964
Net realized gain	114,074,696
Net change in unrealized appreciation (depreciation) on:
Investments	(5,338,243)
Swap agreements	(424,644)
Futures contracts	(902,349)
Net change in unrealized appreciation (depreciation)	(6,665,236)
Net realized and unrealized gain	107,409,460
Net increase in net assets resulting from operations	$104,776,316

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,633,144)	$(2,753,139)
Net realized gain (loss) on investments	114,074,696	(5,281,538)
Net change in unrealized appreciation (depreciation) on investments	(6,665,236)	6,795,018
Net increase (decrease) in net assets resulting from operations	104,776,316	(1,239,659)

Distributions to shareholders from:
Net realized gains
A-Class	(239,154)	(712,391)
C-Class	(369,317)	(1,250,157)
H-Class	(4,041,407)	(12,015,499)
Total distributions to shareholders	(4,649,878)	(13,978,047)

Capital share transactions:
Proceeds from sale of shares
A-Class	12,071,326	47,649,947
C-Class	33,234,756	78,230,730
H-Class	1,928,653,045	2,350,123,014
Distributions reinvested
A-Class	226,160	680,246
C-Class	356,229	1,231,292
H-Class	3,601,584	10,940,428
Cost of shares redeemed
A-Class	(17,133,884)	(53,417,077)
C-Class	(42,955,602)	(77,636,789)
H-Class	(1,992,238,819)	(2,410,627,007)
Net decrease from capital share transactions	(74,185,205)	(52,825,216)
Net increase (decrease) in net assets	25,941,233	(68,042,922)

Net assets:
Beginning of year	268,358,042	336,400,964
End of year	$294,299,275	$268,358,042
Undistributed net investment income at end of year	$—	$1,525

Capital share activity*:
Shares sold
A-Class	143,879	630,265
C-Class	477,643	1,218,390
H-Class	24,014,188	31,346,495
Shares issued from reinvestment of distributions
A-Class	2,799	8,365
C-Class	5,274	17,920
H-Class	44,574	134,515
Shares redeemed
A-Class	(205,523)	(714,830)
C-Class	(617,335)	(1,212,885)
H-Class	(24,718,169)	(32,297,225)
Net decrease in shares	(852,670)	(868,990)

*	Capital share activity for the periods presented through March 31, 2017, has been restated to reflect a 5:1 share split effective October 31, 2016 — See Note 12.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,d,e]	Year Ended December 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$73.03	$73.90	$53.84	$35.89	$32.12	$23.96
Income (loss) from investment operations:
Net investment income (loss)[b]	(.73)	(.64)	(.49)	(.31)	(.07)	(.21)
Net gain (loss) on investments (realized and unrealized)	32.64	3.07	23.25	21.92	3.84	8.37
Total from investment operations	31.91	2.43	22.76	21.61	3.77	8.16
Less distributions from:
Net realized gains	(1.35)	(3.30)	(2.70)	(3.66)	—	—
Total distributions	(1.35)	(3.30)	(2.70)	(3.66)	—	—
Net asset value, end of period	$103.59	$73.03	$73.90	$53.84	$35.89	$32.12

Total Return[c]	44.21%	2.83%	42.33%	60.94%	11.76%	34.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,489	$15,217	$21,031	$11,466	$6,409	$5,865
Ratios to average net assets:
Net investment income (loss)	(0.89%)	(0.86%)	(0.74%)	(0.65%)	(0.84%)	(0.66%)
Total expenses	1.83%	1.80%	1.80%	1.76%	1.79%	1.78%
Portfolio turnover rate	167%	114%	396%	346%	71%	307%

C-Class	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,d,e]	Year Ended December 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$61.55	$63.21	$46.68	$31.68	$28.39	$21.36
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.12)	(1.02)	(.96)	(.57)	(.12)	(.42)
Net gain (loss) on investments (realized and unrealized)	27.30	2.66	20.19	19.23	3.41	7.45
Total from investment operations	26.18	1.64	19.23	18.66	3.29	7.03
Less distributions from:
Net realized gains	(1.35)	(3.30)	(2.70)	(3.66)	—	—
Total distributions	(1.35)	(3.30)	(2.70)	(3.66)	—	—
Net asset value, end of period	$86.38	$61.55	$63.21	$46.68	$31.68	$28.39

Total Return[c]	43.13%	2.05%	41.24%	59.75%	11.57%	32.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,656	$23,705	$22,864	$16,817	$11,522	$11,640
Ratios to average net assets:
Net investment income (loss)	(1.64%)	(1.60%)	(1.69%)	(1.40%)	(1.58%)	(1.49%)
Total expenses	2.58%	2.55%	2.70%	2.52%	2.54%	2.55%
Portfolio turnover rate	167%	114%	396%	346%	71%	307%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,d,e]	Year Ended December 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$73.02	$73.90	$53.84	$35.89	$32.18	$23.97
Income (loss) from investment operations:
Net investment income (loss)[b]	(.72)	(.64)	(.52)	(.31)	(.08)	(.25)
Net gain (loss) on investments (realized and unrealized)	32.64	3.06	23.28	21.92	3.79	8.46
Total from investment operations	31.92	2.42	22.76	21.61	3.71	8.21
Less distributions from:
Net realized gains	(1.35)	(3.30)	(2.70)	(3.66)	—	—
Total distributions	(1.35)	(3.30)	(2.70)	(3.66)	—	—
Net asset value, end of period	$103.59	$73.02	$73.90	$53.84	$35.89	$32.18

Total Return[c]	44.22%	2.83%	42.33%	60.95%	11.77%	33.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$257,154	$229,436	$292,506	$282,578	$310,700	$131,996
Ratios to average net assets:
Net investment income (loss)	(0.87%)	(0.85%)	(0.78%)	(0.67%)	(0.95%)	(0.76%)
Total expenses	1.83%	1.80%	1.80%	1.77%	1.80%	1.80%
Portfolio turnover rate	167%	114%	396%	346%	71%	307%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	The Fund changed its fiscal year end from December to March in 2013.
[e]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 5:1 share split effective October 31, 2016 — See Note 12.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

INVERSE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, with the NASDAQ-100 Index returning 22.77%, the Inverse NASDAQ-100® 2x Strategy Fund H-Class returned -36.53%. For the one-year period ended March 31, 2017, Inverse NASDAQ-100® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the NASDAQ-100® Index.

The Information Technology sector contributed the most to the performance of the underlying index, followed by the Consumer Discretionary sector. No sector detracted. The Real Estate sector contributed the least to the performance of the underlying index, followed by the Telecommunications Services sector.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. were the holdings contributing the most to the performance of the underlying index for the year. Gilead Sciences, Inc., Baidu, Inc. ADR Class A, and Stericycle, Inc. detracted the most from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 8, 2001
H-Class	May 23, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	-36.67%	-31.29%	-31.77%
A-Class Shares with sales charge†	-39.67%	-31.96%	-32.11%
C-Class Shares	-36.84%	-31.83%	-32.25%
C-Class Shares with CDSC‡	-37.47%	-31.83%	-32.25%
H-Class Shares	-36.53%	-31.31%	-31.76%
NASDAQ-100 Index	22.77%	16.06%	12.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
INVERSE NASDAQ-100® 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 54.8%
Freddie Mac[1]
0.80% due 10/27/17	$5,000,000	$4,994,400
1.38% due 05/30/18	1,850,000	1,851,338
Total Freddie Mac		6,845,738
Federal Farm Credit Bank[2]
1.15% due 08/10/18[3]	4,500,000	4,503,033
Total Federal Agency Notes
(Cost $11,351,129)		11,348,771

REPURCHASE AGREEMENTS††,4 - 29.3%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	4,500,478	4,500,478
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[5]	1,569,637	1,569,637
Total Repurchase Agreements
(Cost $6,070,115)		6,070,115

Total Investments - 84.1%
(Cost $17,421,244)		$17,418,886
Other Assets & Liabilities, net - 15.9%		3,290,851
Total Net Assets - 100.0%		$20,709,737

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2017 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $2,609,520)	24	$(17,137)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2017 NASDAQ-100 Index Swap 1.11%[6], Terminating 04/28/17 (Notional Value $13,370,430)	2,460	$9,644
Goldman Sachs International April 2017 NASDAQ-100 Index Swap 1.26%[6], Terminating 04/26/17 (Notional Value $4,254,804)	783	(48,396)
BNP Paribas April 2017 NASDAQ-100 Index Swap 0.73%[6], Terminating 04/28/17 (Notional Value $21,057,599)	3,874	(60,525)
(Total Notional Value $38,682,833)		$(99,277)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. Rate indicated is rate effective at March 31, 2017.
[4]	Repurchase Agreements — See Note 5.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[6]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
INVERSE NASDAQ-100® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$9,644	$—	$9,644
Federal Agency Notes	—	—	11,348,771	—	—	11,348,771
Repurchase Agreements	—	—	6,070,115	—	—	6,070,115
Total	$—	$—	$17,418,886	$9,644	$—	$17,428,530

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$17,137	$—	$—	$—	$17,137
Equity Index Swap Agreements	—	—	—	108,921	—	108,921
Total	$—	$17,137	$—	$108,921	$—	$126,058

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value (cost $11,351,129)	$11,348,771
Repurchase agreements, at value (cost $6,070,115)	6,070,115
Total investments (cost $17,421,244)	17,418,886
Segregated cash with broker	1,541,600
Unrealized appreciation on swap agreements	9,644
Receivables:
Fund shares sold	3,059,085
Interest	31,856
Total assets	22,061,071

Liabilities:
Unrealized depreciation on swap agreements	108,921
Payable for:
Fund shares redeemed	1,129,277
Swap settlement	71,468
Management fees	12,896
Distribution and service fees	3,807
Transfer agent and administrative fees	3,582
Portfolio accounting fees	2,149
Variation margin	1,356
Miscellaneous	17,878
Total liabilities	1,351,334
Commitments and contingent liabilities (Note 11)	—
Net assets	$20,709,737

Net assets consist of:
Paid in capital	$170,692,212
Accumulated net investment loss	(75,602)
Accumulated net realized loss on investments	(149,788,101)
Net unrealized depreciation on investments	(118,772)
Net assets	$20,709,737

A-Class:
Net assets	$154,712
Capital shares outstanding	2,629
Net asset value per share	$58.85
Maximum offering price per share (Net asset value divided by 95.25%)	$61.78

C-Class:
Net assets	$284,660
Capital shares outstanding	5,447
Net asset value per share	$52.26

H-Class:
Net assets	$20,270,365
Capital shares outstanding	343,840
Net asset value per share	$58.95

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Interest	$111,092
Total investment income	111,092

Expenses:
Management fees	194,857
Transfer agent and administrative fees	54,129
Distribution and service fees:
A-Class	2,226
C-Class	6,089
H-Class	50,384
Portfolio accounting fees	32,479
Registration fees	25,768
Custodian fees	3,716
Trustees’ fees*	2,155
Line of credit fees	370
Miscellaneous	30,044
Total expenses	402,217
Net investment loss	(291,125)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,706
Swap agreements	(9,702,325)
Futures contracts	(520,576)
Net realized loss	(10,210,195)
Net change in unrealized appreciation (depreciation) on:
Investments	(11,878)
Swap agreements	421,417
Futures contracts	(12,904)
Net change in unrealized appreciation (depreciation)	396,635
Net realized and unrealized loss	(9,813,560)
Net decrease in net assets resulting from operations	$(10,104,685)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(291,125)	$(441,786)
Net realized loss on investments	(10,210,195)	(8,650,209)
Net change in unrealized appreciation (depreciation) on investments	396,635	(546,614)
Net decrease in net assets resulting from operations	(10,104,685)	(9,638,609)

Capital share transactions:
Proceeds from sale of shares
A-Class	42,647,022	10,655,269
C-Class	20,218,953	45,474,436
H-Class	548,608,725	937,439,454
Cost of shares redeemed
A-Class	(43,320,579)	(9,799,846)
C-Class	(20,751,975)	(45,503,722)
H-Class	(561,518,941)	(905,708,815)
Net increase (decrease) from capital share transactions	(14,116,795)	32,556,776
Net increase (decrease) in net assets	(24,221,480)	22,918,167

Net assets:
Beginning of year	44,931,217	22,013,050
End of year	$20,709,737	$44,931,217
Accumulated net investment loss at end of year	$(75,602)	$(188,819)

Capital share activity*:
Shares sold
A-Class	568,239	99,574
C-Class	281,485	486,882
H-Class	7,025,212	9,142,080
Shares redeemed
A-Class	(574,565)	(92,918)
C-Class	(289,379)	(486,782)
H-Class	(7,144,381)	(8,854,656)
Net increase (decrease) in shares	(133,389)	294,180

*	Capital share activity for the periods presented through March 31, 2017, has been restated to reflect a 1:6 reverse share split effective October 31, 2016 — See Note 12.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]	Period Ended March 28, 2013[a,d,e,f]	Year Ended December 31, 2012[e,f]
Per Share Data
Net asset value, beginning of period	$92.92	$116.18	$184.51	$327.55	$374.63	$573.82
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.03)	(1.74)	(2.46)	(4.14)	(1.68)	(6.72)
Net gain (loss) on investments (realized and unrealized)	(33.04)	(21.52)	(65.87)	(138.90)	(45.40)	(192.47)
Total from investment operations	(34.07)	(23.26)	(68.33)	(143.04)	(47.08)	(199.19)
Net asset value, end of period	$58.85	$92.92	$116.18	$184.51	$327.55	$374.63

Total Return[c]	(36.67%)	(19.99%)	(37.04%)	(43.68%)	(12.56%)	(34.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155	$832	$267	$601	$605	$881
Ratios to average net assets:
Net investment income (loss)	(1.31%)	(1.67%)	(1.77%)	(1.72%)	(1.72%)	(1.67%)
Total expenses	1.93%	1.79%	1.82%	1.76%	1.80%	1.78%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]	Period Ended March 28, 2013[a,d,e,f]	Year Ended December 31, 2012[e,f]
Per Share Data
Net asset value, beginning of period	$82.75	$103.83	$166.16	$298.00	$341.41	$530.52
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.48)	(2.28)	(3.36)	(5.46)	(2.10)	(9.24)
Net gain (loss) on investments (realized and unrealized)	(29.01)	(18.80)	(58.97)	(126.38)	(41.31)	(179.87)
Total from investment operations	(30.49)	(21.08)	(62.33)	(131.84)	(43.41)	(189.11)
Net asset value, end of period	$52.26	$82.75	$103.83	$166.16	$298.00	$341.41

Total Return[c]	(36.84%)	(20.29%)	(37.52%)	(44.29%)	(12.67%)	(35.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$285	$1,104	$1,375	$1,346	$1,623	$2,146
Ratios to average net assets:
Net investment income (loss)	(2.09%)	(2.42%)	(2.51%)	(2.50%)	(2.38%)	(2.39%)
Total expenses	2.56%	2.53%	2.55%	2.54%	2.45%	2.50%
Portfolio turnover rate	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]	Period Ended March 28, 2013[a,d,e,f]	Year Ended December 31, 2012[e,f]
Per Share Data
Net asset value, beginning of period	$92.86	$116.02	$184.29	$327.64	$374.70	$575.28
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.02)	(1.74)	(2.58)	(4.20)	(1.68)	(6.72)
Net gain (loss) on investments (realized and unrealized)	(32.89)	(21.42)	(65.69)	(139.15)	(45.38)	(193.86)
Total from investment operations	(33.91)	(23.16)	(68.27)	(143.35)	(47.06)	(200.58)
Net asset value, end of period	$58.95	$92.86	$116.02	$184.29	$327.64	$374.70

Total Return[c]	(36.53%)	(19.96%)	(37.02%)	(43.75%)	(12.56%)	(34.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,270	$42,995	$20,371	$25,617	$48,728	$29,499
Ratios to average net assets:
Net investment income (loss)	(1.32%)	(1.68%)	(1.78%)	(1.75%)	(1.73%)	(1.67%)
Total expenses	1.83%	1.80%	1.83%	1.78%	1.81%	1.79%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	The Fund changed its fiscal year end from December to March in 2013.
[e]	Reverse Share Split — Per share amounts for periods presented through March 31, 2014 have been restated to reflect a 1:7 reverse share split effective February 21, 2014.
[f]	Reverse Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 31, 2016 — See Note 12.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average®. Dow 2x Strategy Fund H-Class returned 38.50% while the Dow Jones Industrial Average® returned 19.91% over the same period.

The sectors contributing the most to the performance of the underlying index for the period were Financials and Industrials. The Telecommunications Services sector was the only detractor; the Consumer Staples sector contributed the least to the performance of the underlying index for the period.

Goldman Sachs Group, Inc., Boeing Co., and UnitedHealth Group, Inc. contributed the most to the performance of the underlying index for the period. NIKE, Inc. Class B, Coca-Cola Co., and Verizon Communications, Inc. detracted the most from the performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Goldman Sachs Group, Inc.	5.3%
3M Co.	4.4%
Boeing Co.	4.1%
International Business Machines Corp.	4.0%
UnitedHealth Group, Inc.	3.8%
Home Depot, Inc.	3.4%
Apple, Inc.	3.3%
McDonald’s Corp.	3.0%
Johnson & Johnson	2.9%
Travelers Cos., Inc.	2.8%
Top Ten Total	37.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	38.49%	20.54%	8.61%
A-Class Shares with sales charge†	31.92%	19.37%	8.08%
C-Class Shares	37.49%	19.67%	7.80%
C-Class Shares with CDSC‡	36.49%	19.67%	7.80%
H-Class Shares	38.50%	20.53%	8.57%
Dow Jones Industrial Average Index	19.91%	12.15%	8.10%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 69.4%

Financial - 14.0%
Goldman Sachs Group, Inc.	7,893	$1,813,181
Travelers Cos., Inc.	7,893	951,422
Visa, Inc. — Class A	7,893	701,451
JPMorgan Chase & Co.	7,893	693,321
American Express Co.	7,893	624,415
Total Financial		4,783,790

Industrial - 13.9%
3M Co.	7,893	1,510,167
Boeing Co.	7,893	1,395,956
United Technologies Corp.	7,893	885,674
Caterpillar, Inc.	7,893	732,155
General Electric Co.	7,893	235,211
Total Industrial		4,759,163

Consumer, Non-cyclical - 11.9%
UnitedHealth Group, Inc.	7,893	1,294,531
Johnson & Johnson	7,893	983,073
Procter & Gamble Co.	7,893	709,186
Merck & Company, Inc.	7,893	501,521
Coca-Cola Co.	7,893	334,979
Pfizer, Inc.	7,893	270,020
Total Consumer, Non-cyclical		4,093,310

Technology - 9.6%
International Business Machines Corp.	7,893	1,374,487
Apple, Inc.	7,893	1,133,908
Microsoft Corp.	7,893	519,833
Intel Corp.	7,893	284,701
Total Technology		3,312,929

Consumer, Cyclical - 9.3%
Home Depot, Inc.	7,893	1,158,929
McDonald’s Corp.	7,893	1,023,012
Wal-Mart Stores, Inc.	7,893	568,927
NIKE, Inc. — Class B	7,893	439,877
Total Consumer, Cyclical		3,190,745

Communications - 4.5%
Walt Disney Co.	7,893	894,987
Verizon Communications, Inc.	7,893	384,784
Cisco Systems, Inc.	7,893	266,783
Total Communications		1,546,554

Energy - 4.4%
Chevron Corp.	7,893	847,471
Exxon Mobil Corp.	7,893	647,305
Total Energy		1,494,776

Basic Materials - 1.8%
EI du Pont de Nemours & Co.	7,893	634,045

Total Common Stocks
(Cost $20,946,151)		23,815,312

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 22.1%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	$7,113,294	$7,113,294
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[2]	491,035	491,035
Total Repurchase Agreements
(Cost $7,604,329)		7,604,329

Total Investments - 91.5%
(Cost $28,550,480)		$31,419,641
Other Assets & Liabilities, net - 8.5%		2,914,656
Total Net Assets - 100.0%		$34,334,297

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $8,960,130)	87	$27,434

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas April 2017 Dow Jones Industrial Average Index Swap 1.23%[3], Terminating 04/28/17 (Notional Value $14,483,792)	701	$67,668
Barclays Bank plc April 2017 Dow Jones Industrial Average Index Swap 1.31%[3], Terminating 04/28/17 (Notional Value $21,357,688)	1,034	(69,579)
(Total Notional Value $35,841,480)		$(1,911)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
DOW 2x STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[3]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$23,815,312	$—	$—	$—	$—	$23,815,312
Equity Futures Contracts	—	27,434	—	—	—	27,434
Equity Index Swap Agreements	—	—	—	67,668	—	67,668
Repurchase Agreements	—	—	7,604,329	—	—	7,604,329
Total	$23,815,312	$27,434	$7,604,329	$67,668	$—	$31,514,743

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$69,579	$—	$69,579

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value (cost $20,946,151)	$23,815,312
Repurchase agreements, at value (cost $7,604,329)	7,604,329
Total investments (cost $28,550,480)	31,419,641
Segregated cash with broker	2,844,251
Unrealized appreciation on swap agreements	67,668
Receivables:
Swap settlement	114,316
Fund shares sold	2,189,640
Dividends	16,252
Interest	144
Securities lending income	16
Total assets	36,651,928

Liabilities:
Unrealized depreciation on swap agreements	69,579
Payable for:
Fund shares redeemed	2,140,445
Management fees	28,148
Variation margin	25,351
Distribution and service fees	9,672
Transfer agent and administrative fees	7,819
Portfolio accounting fees	4,691
Miscellaneous	31,926
Total liabilities	2,317,631
Commitments and contingent liabilities (Note 11)	—
Net assets	$34,334,297

Net assets consist of:
Paid in capital	$31,160,410
Undistributed net investment income	—
Accumulated net realized gain on investments	279,203
Net unrealized appreciation on investments	2,894,684
Net assets	$34,334,297

A-Class:
Net assets	$8,686,122
Capital shares outstanding	134,253
Net asset value per share	$64.70
Maximum offering price per share (Net asset value divided by 95.25%)	$67.93

C-Class:
Net assets	$2,593,222
Capital shares outstanding	44,528
Net asset value per share	$58.24

H-Class:
Net assets	$23,054,953
Capital shares outstanding	357,414
Net asset value per share	$64.50

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends	$534,757
Interest	16,488
Income from securities lending, net	321
Total investment income	551,566

Expenses:
Management fees	264,104
Transfer agent and administrative fees	73,364
Distribution and service fees:
A-Class	19,715
C-Class	30,020
H-Class	46,147
Portfolio accounting fees	44,020
Registration fees	30,167
Custodian fees	4,821
Trustees’ fees*	2,471
Line of credit fees	5
Miscellaneous	53,624
Total expenses	568,458
Net investment loss	(16,892)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,395,411
Swap agreements	6,119,274
Futures contracts	510,227
Net realized gain	8,024,912
Net change in unrealized appreciation (depreciation) on:
Investments	1,597,878
Swap agreements	(109,985)
Futures contracts	(95,601)
Net change in unrealized appreciation (depreciation)	1,392,292
Net realized and unrealized gain	9,417,204
Net increase in net assets resulting from operations	$9,400,312

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(16,892)	$(163,391)
Net realized gain on investments	8,024,912	2,929,013
Net change in unrealized appreciation (depreciation) on investments	1,392,292	149,846
Net increase in net assets resulting from operations	9,400,312	2,915,468

Distributions to shareholders from:
Net realized gains
A-Class	(53,931)	(686,861)
C-Class	(21,052)	(235,335)
H-Class	(104,077)	(1,308,567)
Total distributions to shareholders	(179,060)	(2,230,763)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,591,822	26,124,776
C-Class	24,149,674	30,966,542
H-Class	336,179,168	568,846,226
Distributions reinvested
A-Class	53,415	682,303
C-Class	20,282	224,292
H-Class	86,972	1,136,330
Cost of shares redeemed
A-Class	(12,756,186)	(29,243,390)
C-Class	(25,903,799)	(32,945,109)
H-Class	(340,436,298)	(573,143,638)
Net decrease from capital share transactions	(8,014,950)	(7,351,668)
Net increase (decrease) in net assets	1,206,302	(6,666,963)

Net assets:
Beginning of year	33,127,995	39,794,958
End of year	$34,334,297	$33,127,995
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold
A-Class	198,066	540,287
C-Class	487,129	727,399
H-Class	6,321,388	12,264,547
Shares issued from reinvestment of distributions
A-Class	953	14,657
C-Class	401	5,297
H-Class	1,557	24,485
Shares redeemed
A-Class	(240,944)	(613,932)
C-Class	(524,111)	(768,776)
H-Class	(6,421,982)	(12,275,981)
Net decrease in shares	(177,543)	(82,017)

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,d]	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$47.00	$50.69	$43.26	$33.64	$27.14	$23.31
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(.21)	(.32)	(.29)	(.06)	(.29)
Net gain (loss) on investments (realized and unrealized)	18.03	(.43)	7.75	9.91	6.56	4.12
Total from investment operations	18.05	(.64)	7.43	9.62	6.50	3.83
Less distributions from:
Net realized gains	(.35)	(3.05)	—	—	—	—
Total distributions	(.35)	(3.05)	—	—	—	—
Net asset value, end of period	$64.70	$47.00	$50.69	$43.26	$33.64	$27.14

Total Return[c]	38.49%	(1.21%)	17.18%	28.60%	23.95%	16.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,686	$8,280	$11,921	$6,566	$4,755	$3,574
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.45%)	(0.68%)	(0.75%)	(0.77%)	(1.12%)
Total expenses	1.86%	1.82%	1.81%	1.76%	1.77%	1.78%
Portfolio turnover rate	350%	1,023%	1,236%	3,338%	979%	15,091%

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,d]	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$42.64	$46.62	$40.08	$31.39	$25.37	$21.95
Income (loss) from investment operations:
Net investment income (loss)[b]	(.32)	(.51)	(.60)	(.52)	(.11)	(.46)
Net gain (loss) on investments (realized and unrealized)	16.27	(.42)	7.14	9.21	6.13	3.88
Total from investment operations	15.95	(.93)	6.54	8.69	6.02	3.42
Less distributions from:
Net realized gains	(.35)	(3.05)	—	—	—	—
Total distributions	(.35)	(3.05)	—	—	—	—
Net asset value, end of period	$58.24	$42.64	$46.62	$40.08	$31.39	$25.37

Total Return[c]	37.49%	(1.96%)	16.32%	27.68%	23.73%	15.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,593	$3,459	$5,463	$4,217	$3,623	$2,249
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(1.18%)	(1.38%)	(1.44%)	(1.57%)	(1.89%)
Total expenses	2.60%	2.56%	2.57%	2.50%	2.53%	2.54%
Portfolio turnover rate	350%	1,023%	1,236%	3,338%	979%	15,091%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 28, 2013[a,d]	Year Ended December 31, 2012
Per Share Data
Net asset value, beginning of period	$46.86	$50.54	$43.16	$33.53	$27.05	$23.26
Income (loss) from investment operations:
Net investment income (loss)[b]	—	(.18)	(.26)	(.28)	(.06)	(.27)
Net gain (loss) on investments (realized and unrealized)	17.99	(.45)	7.64	9.91	6.54	4.06
Total from investment operations	17.99	(.63)	7.38	9.63	6.48	3.79
Less distributions from:
Net realized gains	(.35)	(3.05)	—	—	—	—
Total distributions	(.35)	(3.05)	—	—	—	—
Net asset value, end of period	$64.50	$46.86	$50.54	$43.16	$33.53	$27.05

Total Return[c]	38.50%	(1.20%)	17.10%	28.72%	23.96%	16.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,055	$21,389	$22,411	$28,254	$47,483	$17,151
Ratios to average net assets:
Net investment income (loss)	—	(0.40%)	(0.54%)	(0.73%)	(0.85%)	(1.02%)
Total expenses	1.86%	1.82%	1.82%	1.77%	1.79%	1.79%
Portfolio turnover rate	350%	1,023%	1,236%	3,338%	979%	15,091%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	The Fund changed its fiscal year end from December to March in 2013.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average. Inverse Dow 2x Strategy Fund H-Class returned -32.71% while the Dow Jones Industrial Average returned 19.91% over the same period.

The sectors contributing the most to the performance of the underlying index for the period were Financials and Industrials. The Telecommunications Services sector was the only detractor; the Consumer Staples sector contributed the least to the performance of the underlying index for the period.

Goldman Sachs Group, Inc., Boeing Co., and UnitedHealth Group, Inc. contributed the most to the performance of the underlying index for the period. NIKE, Inc. Class B, Coca-Cola Co., and Verizon Communications, Inc. detracted the most from the performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements.

THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	-32.76%	-25.17%	-23.02%
A-Class Shares with sales charge†	-35.95%	-25.89%	-23.40%
C-Class Shares	-33.22%	-25.75%	-23.62%
C-Class Shares with CDSC‡	-33.89%	-25.75%	-23.62%
H-Class Shares	-32.71%	-25.10%	-23.00%
Dow Jones Industrial Average Index	19.91%	12.15%	8.10%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

56 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
INVERSE DOW 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 45.3%
Federal Farm Credit Bank[1]
1.15% due 08/10/18[2]	$3,000,000	$3,002,021
1.17% due 09/12/18[2]	500,000	500,358
Total Federal Farm Credit Bank		3,502,379
Freddie Mac[3]
0.63% due 11/16/18[4]	1,000,000	999,782
Total Federal Agency Notes
(Cost $4,498,010)		4,502,161

REPURCHASE AGREEMENTS††,5 - 45.3%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	4,064,007	4,064,007
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[6]	441,092	441,092
Total Repurchase Agreements
(Cost $4,505,099)		4,505,099

Total Investments - 90.6%
(Cost $9,003,109)		$9,007,260
Other Assets & Liabilities, net - 9.4%		937,850
Total Net Assets - 100.0%		$9,945,110

	Units	Unrealized Gain (Loss)

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc April 2017 Dow Jones Industrial Average Index Swap 1.06%[7], Terminating 04/28/17 (Notional Value $13,857,442)	671	$44,823
BNP Paribas April 2017 Dow Jones Industrial Average Index Swap 0.73%[7], Terminating 04/28/17 (Notional Value $6,025,396)	292	(25,590)
(Total Notional Value $19,882,838)		$19,233

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Variable rate security. Rate indicated is rate effective at March 31, 2017.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[5]	Repurchase Agreements — See Note 5.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[7]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$44,823	$—	$44,823
Federal Agency Notes	—	4,502,161	—	—	4,502,161
Repurchase Agreements	—	4,505,099	—	—	4,505,099
Total	$—	$9,007,260	$44,823	$—	$9,052,083

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$25,590	$—	$25,590

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value (cost $4,498,010)	$4,502,161
Repurchase agreements, at value (cost $4,505,099)	4,505,099
Total investments (cost $9,003,109)	9,007,260
Segregated cash with broker	1,330,000
Unrealized appreciation on swap agreements	44,823
Receivables:
Variation margin	609
Fund shares sold	549,488
Interest	6,799
Total assets	10,938,979

Liabilities:
Unrealized depreciation on swap agreements	25,590
Payable for:
Fund shares redeemed	896,126
Swap settlement	41,382
Management fees	8,263
Distribution and service fees	2,681
Transfer agent and administrative fees	2,296
Portfolio accounting fees	1,377
Miscellaneous	16,154
Total liabilities	993,869
Commitments and contingent liabilities (Note 11)	—
Net assets	$9,945,110

Net assets consist of:
Paid in capital	$63,851,043
Accumulated net investment loss	(49,569)
Accumulated net realized loss on investments	(53,879,748)
Net unrealized appreciation on investments	23,384
Net assets	$9,945,110

A-Class:
Net assets	$1,110,207
Capital shares outstanding	62,693
Net asset value per share	$17.71
Maximum offering price per share (Net asset value divided by 95.25%)	$18.59

C-Class:
Net assets	$392,957
Capital shares outstanding	24,603
Net asset value per share	$15.97

H-Class:
Net assets	$8,441,946
Capital shares outstanding	475,151
Net asset value per share	$17.77

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Interest	$47,951
Total investment income	47,951

Expenses:
Management fees	110,643
Transfer agent and administrative fees	30,736
Distribution and service fees:
A-Class	5,359
C-Class	6,746
H-Class	23,694
Portfolio accounting fees	18,443
Registration fees	15,564
Custodian fees	2,099
Trustees’ fees*	1,227
Miscellaneous	19,031
Total expenses	233,542
Net investment loss	(185,591)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,595
Swap agreements	(4,198,771)
Futures contracts	(469,902)
Net realized loss	(4,667,078)
Net change in unrealized appreciation (depreciation) on:
Investments	4,151
Swap agreements	142,830
Futures contracts	(53)
Net change in unrealized appreciation (depreciation)	146,928
Net realized and unrealized loss	(4,520,150)
Net decrease in net assets resulting from operations	$(4,705,741)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(185,591)	$(291,742)
Net realized loss on investments	(4,667,078)	(4,210,507)
Net change in unrealized appreciation (depreciation) on investments	146,928	(53,253)
Net decrease in net assets resulting from operations	(4,705,741)	(4,555,502)

Capital share transactions:
Proceeds from sale of shares
A-Class	24,890,872	5,012,689
C-Class	29,318,557	43,742,424
H-Class	229,784,905	572,579,879
Cost of shares redeemed
A-Class	(24,927,526)	(3,860,553)
C-Class	(29,411,417)	(43,580,885)
H-Class	(226,700,406)	(567,145,903)
Net increase from capital share transactions	2,954,985	6,747,651
Net increase (decrease) in net assets	(1,750,756)	2,192,149

Net assets:
Beginning of year	11,695,866	9,503,717
End of year	$9,945,110	$11,695,866
Accumulated net investment loss at end of year	$(49,569)	$(80,168)

Capital share activity:
Shares sold
A-Class	1,165,155	168,677
C-Class	1,495,741	1,610,146
H-Class	10,233,230	19,120,677
Shares redeemed
A-Class	(1,187,508)	(127,949)
C-Class	(1,503,183)	(1,606,755)
H-Class	(10,087,171)	(19,033,464)
Net increase in shares	116,264	131,332

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,d,e]	Year Ended December 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$26.34	$30.36	$39.35	$55.42	$69.97	$90.55
Income (loss) from investment operations:
Net investment income (loss)[b]	(.33)	(.51)	(.61)	(.81)	(.28)	(1.33)
Net gain (loss) on investments (realized and unrealized)	(8.30)	(3.51)	(8.38)	(15.26)	(14.27)	(19.25)
Total from investment operations	(8.63)	(4.02)	(8.99)	(16.07)	(14.55)	(20.58)
Net asset value, end of period	$17.71	$26.34	$30.36	$39.35	$55.42	$69.97

Total Return[c]	(32.76%)	(13.24%)	(22.85%)	(29.02%)	(20.80%)	(22.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,110	$2,240	$1,346	$819	$588	$863
Ratios to average net assets:
Net investment income (loss)	(1.47%)	(1.72%)	(1.81%)	(1.73%)	(1.69%)	(1.68%)
Total expenses	1.85%	1.82%	1.82%	1.75%	1.76%	1.79%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,d,e]	Year Ended December 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$23.90	$27.74	$36.24	$51.52	$65.19	$85.03
Income (loss) from investment operations:
Net investment income (loss)[b]	(.45)	(.68)	(.79)	(1.07)	(.35)	(1.75)
Net gain (loss) on investments (realized and unrealized)	(7.48)	(3.16)	(7.71)	(14.21)	(13.32)	(18.09)
Total from investment operations	(7.93)	(3.84)	(8.50)	(15.28)	(13.67)	(19.84)
Net asset value, end of period	$15.97	$23.90	$27.74	$36.24	$51.52	$65.19

Total Return[c]	(33.22%)	(13.84%)	(23.45%)	(29.66%)	(20.95%)	(23.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$393	$766	$795	$803	$913	$784
Ratios to average net assets:
Net investment income (loss)	(2.22%)	(2.46%)	(2.58%)	(2.45%)	(2.49%)	(2.42%)
Total expenses	2.62%	2.53%	2.60%	2.47%	2.57%	2.53%
Portfolio turnover rate	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,d,e]	Year Ended December 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$26.41	$30.44	$39.46	$55.39	$69.76	$90.53
Income (loss) from investment operations:
Net investment income (loss)[b]	(.33)	(.51)	(.63)	(.81)	(.28)	(1.26)
Net gain (loss) on investments (realized and unrealized)	(8.31)	(3.52)	(8.39)	(15.12)	(14.09)	(19.51)
Total from investment operations	(8.64)	(4.03)	(9.02)	(15.93)	(14.37)	(20.77)
Net asset value, end of period	$17.77	$26.41	$30.44	$39.46	$55.39	$69.76

Total Return[c]	(32.71%)	(13.24%)	(22.86%)	(28.73%)	(20.66%)	(22.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,442	$8,690	$7,363	$6,480	$8,507	$9,617
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(1.72%)	(1.82%)	(1.75%)	(1.71%)	(1.67%)
Total expenses	1.85%	1.82%	1.84%	1.77%	1.79%	1.79%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	The Fund changed its fiscal year end from December to March in 2013.
[e]	Reverse Share Split — Per share amounts for periods presented through March 31, 2014 have been restated to reflect a 1:7 reverse share split effective February 21, 2014.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000® Index. Russell 2000® 2x Strategy Fund H-Class returned 50.87%, while the Russell 2000® Index returned 26.22% over the same period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Information Technology. No sector detracted; the Telecommunications Services sector contributed the least to return, followed by the Consumer Staples sector.

Advanced Micro Devices, Inc., Chemours Co., and Exelixis, Inc. were the largest contributors to the performance of the underlying index for the year. Myriad Genetics, Inc., Abercrombie & Fitch Co. Class A, and Impax Laboratories, Inc. were the leading detractors from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Advanced Micro Devices, Inc.	0.3%
Chemours Co.	0.2%
Microsemi Corp.	0.1%
Take-Two Interactive Software, Inc.	0.1%
Olin Corp.	0.1%
LogMeIn, Inc.	0.1%
New Residential Investment Corp.	0.1%
Coherent, Inc.	0.1%
Exelixis, Inc.	0.1%
FNB Corp.	0.1%
Top Ten Total	1.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	50.95%	19.94%	4.04%
A-Class Shares with sales charge†	43.78%	18.78%	3.53%
C-Class Shares	49.83%	19.08%	3.27%
C-Class Shares with CDSC‡	48.83%	19.08%	3.27%
H-Class Shares	50.87%	19.91%	4.02%
Russell 2000 Index	26.22%	15.60%	9.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

64 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 43.4%

Financial - 11.7%
New Residential Investment Corp.	2,586	$43,909
FNB Corp.	2,770	41,187
PrivateBancorp, Inc. — Class A	692	41,083
Prosperity Bancshares, Inc.	585	40,780
Bank of the Ozarks, Inc.	779	40,515
Webster Financial Corp.	798	39,932
Investors Bancorp, Inc.	2,616	37,618
Hudson Pacific Properties, Inc.	1,061	36,753
Texas Capital Bancshares, Inc.*	428	35,717
IBERIABANK Corp.	439	34,725
Umpqua Holdings Corp.	1,943	34,469
Radian Group, Inc.	1,893	33,998
Primerica, Inc.	413	33,949
Medical Properties Trust, Inc.	2,589	33,372
Hancock Holding Co.	719	32,750
Healthcare Realty Trust, Inc.	1,003	32,598
Gramercy Property Trust	1,239	32,585
DuPont Fabros Technology, Inc.	656	32,531
CNO Financial Group, Inc.	1,576	32,308
Wintrust Financial Corp.	451	31,173
MGIC Investment Corp.*	3,001	30,400
GEO Group, Inc.[1]	654	30,326
UMB Financial Corp.	395	29,747
Chemical Financial Corp.	580	29,666
Sunstone Hotel Investors, Inc.	1,911	29,295
Ellie Mae, Inc.*	288	28,878
Home BancShares, Inc.	1,064	28,802
MB Financial, Inc.	667	28,561
Stifel Financial Corp.*	565	28,356
First Industrial Realty Trust, Inc.	1,021	27,189
LaSalle Hotel Properties	939	27,183
Fulton Financial Corp.	1,513	27,007
Evercore Partners, Inc. — Class A	344	26,797
Physicians Realty Trust	1,341	26,646
Pinnacle Financial Partners, Inc.	400	26,580
CoreSite Realty Corp.	295	26,565
Washington Federal, Inc.	799	26,447
Education Realty Trust, Inc.	647	26,430
Sterling Bancorp	1,115	26,427
Valley National Bancorp	2,178	25,700
United Bankshares, Inc.[1]	598	25,266
RLJ Lodging Trust	1,072	25,203
Cathay General Bancorp	654	24,643
Cousins Properties, Inc.	2,977	24,620
Essent Group Ltd.*	658	23,800
National Health Investors, Inc.	326	23,677
Ryman Hospitality Properties, Inc.	382	23,619
Selective Insurance Group, Inc.	500	23,574
WageWorks, Inc.*	320	23,136
BancorpSouth, Inc.	762	23,051
Glacier Bancorp, Inc.	671	22,767
First Financial Bankshares, Inc.	561	22,496
First Citizens BancShares, Inc. — Class A	67	22,470
Great Western Bancorp, Inc.	520	22,052
BGC Partners, Inc. — Class A	1,914	21,743
Hope Bancorp, Inc.	1,128	21,624
Acadia Realty Trust	704	21,162
Mack-Cali Realty Corp.	785	21,148
Community Bank System, Inc.	379	20,837
Urban Edge Properties	789	20,751
Financial Engines, Inc.	470	20,468
EastGroup Properties, Inc.	277	20,368
Old National Bancorp	1,168	20,265
Washington Real Estate Investment Trust	647	20,238
Lexington Realty Trust	2,021	20,170
QTS Realty Trust, Inc. — Class A	412	20,085
RLI Corp.	334	20,047
PS Business Parks, Inc.	174	19,968
Columbia Banking System, Inc.	511	19,924
Retail Opportunity Investments Corp.	945	19,873
South State Corp.	221	19,746
DiamondRock Hospitality Co.	1,766	19,691
CVB Financial Corp.	889	19,638
Blackhawk Network Holdings, Inc.*	483	19,610
Colony Starwood Homes	572	19,419
Enstar Group Ltd.*	101	19,321
Trustmark Corp.	593	18,851
Pebblebrook Hotel Trust	629	18,373
Alexander & Baldwin, Inc.	411	18,298
Genworth Financial, Inc. — Class A*	4,425	18,231
Hilltop Holdings, Inc.	660	18,130
American Equity Investment Life Holding Co.	753	17,793
EverBank Financial Corp.	906	17,649
Argo Group International Holdings Ltd.	255	17,289
STAG Industrial, Inc.	688	17,214
United Community Banks, Inc.	617	17,085
International Bancshares Corp.	480	16,991
Janus Capital Group, Inc.	1,271	16,777
First Midwest Bancorp, Inc.	707	16,742
Astoria Financial Corp.	809	16,593
Capitol Federal Financial, Inc.	1,122	16,414
Potlatch Corp.	357	16,315
Kennedy-Wilson Holdings, Inc.	725	16,095
Eagle Bancorp, Inc.*	269	16,058
TowneBank	491	15,908
LendingClub Corp.*	2,891	15,873
Sabra Health Care REIT, Inc.	568	15,864
LTC Properties, Inc.	331	15,855
Kite Realty Group Trust	728	15,652
LegacyTexas Financial Group, Inc.	391	15,600
Xenia Hotels & Resorts, Inc.	909	15,517
Invesco Mortgage Capital, Inc.	989	15,251
First Financial Bancorp	540	14,822
Monogram Residential Trust, Inc.	1,481	14,766
Independent Bank Corp.	227	14,754
ServisFirst Bancshares, Inc.	404	14,698
Banner Corp.	264	14,689
Horace Mann Educators Corp.	356	14,614
Select Income REIT	558	14,391

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

American Assets Trust, Inc.	343	$14,351
Simmons First National Corp. — Class A	258	14,229
Northwest Bancshares, Inc.	844	14,213
Washington Prime Group, Inc.	1,634	14,200
CBL & Associates Properties, Inc.	1,484	14,157
First Merchants Corp.	358	14,077
Global Net Lease, Inc.	581	13,990
Kemper Corp.	348	13,886
Provident Financial Services, Inc.	537	13,881
NBT Bancorp, Inc.	374	13,863
Ameris Bancorp	299	13,784
BofI Holding, Inc.*,1	527	13,771
Union Bankshares Corp.	383	13,474
PRA Group, Inc.*	406	13,459
WesBanco, Inc.	353	13,453
Renasant Corp.	338	13,415
FCB Financial Holdings, Inc. — Class A*	263	13,032
Rexford Industrial Realty, Inc.	577	12,994
Government Properties Income Trust	617	12,914
Apollo Commercial Real Estate Finance, Inc.	676	12,716
Chesapeake Lodging Trust	523	12,531
BNC Bancorp	357	12,513
Park National Corp.	117	12,308
Summit Hotel Properties, Inc.	761	12,161
Four Corners Property Trust, Inc.	532	12,146
Westamerica Bancorporation	217	12,115
Pacific Premier Bancorp, Inc.*	308	11,873
Waddell & Reed Financial, Inc. — Class A1	698	11,866
Boston Private Financial Holdings, Inc.	720	11,808
WSFS Financial Corp.	253	11,625
Kearny Financial Corp.	770	11,589
Redwood Trust, Inc.	672	11,162
Franklin Street Properties Corp.	918	11,144
Terreno Realty Corp.	397	11,116
AMERISAFE, Inc.[1]	167	10,839
Navigators Group, Inc.	198	10,751
Employers Holdings, Inc.	282	10,702
PennyMac Mortgage Investment Trust	599	10,632
CYS Investments, Inc.	1,332	10,589
Tompkins Financial Corp.	129	10,391
Berkshire Hills Bancorp, Inc.	288	10,382
S&T Bancorp, Inc.	300	10,380
Agree Realty Corp.	216	10,359
First Commonwealth Financial Corp.	778	10,316
Aircastle Ltd.	420	10,134
Walker & Dunlop, Inc.*	243	10,131
National General Holdings Corp.	426	10,122
CenterState Banks, Inc.	382	9,894
Beneficial Bancorp, Inc.	618	9,888
MBIA, Inc.*	1,157	9,800
Ramco-Gershenson Properties Trust	694	9,730
Brookline Bancorp, Inc.	610	9,547
Seritage Growth Properties[1]	220	9,493
RE/MAX Holdings, Inc. — Class A	157	9,333
Capital Bank Financial Corp. — Class A	215	9,331
CareTrust REIT, Inc.	551	9,268
WisdomTree Investments, Inc.[1]	1,011	9,180
Lakeland Financial Corp.	212	9,141
Pennsylvania Real Estate Investment Trust	601	9,099
FelCor Lodging Trust, Inc.	1,199	9,004
Infinity Property & Casualty Corp.	94	8,977
Stewart Information Services Corp.	202	8,924
Banc of California, Inc.[1]	429	8,880
Capstead Mortgage Corp.	840	8,854
Heartland Financial USA, Inc.	177	8,841
Safety Insurance Group, Inc.	126	8,833
HFF, Inc. — Class A	316	8,744
Hanmi Financial Corp.	276	8,487
Sandy Spring Bancorp, Inc.	207	8,485
Maiden Holdings Ltd.	591	8,274
Cardinal Financial Corp.	276	8,263
City Holding Co.	128	8,253
United Fire Group, Inc.	190	8,126
Central Pacific Financial Corp.	266	8,124
Piper Jaffray Cos.	127	8,109
State Bank Financial Corp.	307	8,019
First Busey Corp.	272	7,997
National Storage Affiliates Trust	333	7,959
Alexander’s, Inc.	18	7,773
Nelnet, Inc. — Class A	177	7,763
Meridian Bancorp, Inc.	424	7,759
FNFV Group*	578	7,659
Stock Yards Bancorp, Inc.	187	7,602
St. Joe Co.*	444	7,570
United Financial Bancorp, Inc.	441	7,501
Ambac Financial Group, Inc.*	396	7,469
Parkway, Inc.	373	7,419
Monmouth Real Estate Investment Corp.	517	7,378
ARMOUR Residential REIT, Inc.	323	7,336
Cohen & Steers, Inc.	183	7,315
Tier REIT, Inc.	419	7,274
Customers Bancorp, Inc.*	228	7,189
Greenhill & Company, Inc.	245	7,179
Enterprise Financial Services Corp.	169	7,166
iStar, Inc.*	604	7,127
Universal Health Realty Income Trust	110	7,095
Third Point Reinsurance Ltd.*	582	7,042
Universal Insurance Holdings, Inc.	287	7,032
Altisource Residential Corp.	459	7,000
First Interstate BancSystem, Inc. — Class A	174	6,899
Moelis & Co. — Class A	179	6,892
National Bank Holdings Corp. — Class A	211	6,858
New Senior Investment Group, Inc.	672	6,854
Hersha Hospitality Trust	364	6,840
MTGE Investment Corp.	405	6,784
Northfield Bancorp, Inc.	371	6,685
MainSource Financial Group, Inc.	202	6,652
KCG Holdings, Inc. — Class A*	371	6,615
Flushing Financial Corp.	245	6,583
Chatham Lodging Trust	330	6,518
1st Source Corp.	138	6,479

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Meta Financial Group, Inc.	73	$6,460
Washington Trust Bancorp, Inc.	131	6,458
Encore Capital Group, Inc.*	209	6,437
Cass Information Systems, Inc.	97	6,412
Heritage Financial Corp.	259	6,410
National Western Life Group, Inc. — Class A1	21	6,387
Southside Bancshares, Inc.	189	6,345
Investors Real Estate Trust	1,065	6,315
Independent Bank Group, Inc.	98	6,301
InfraREIT, Inc.	350	6,300
TrustCo Bank Corp. NY	802	6,296
TriCo Bancshares	177	6,289
Houlihan Lokey, Inc.	182	6,270
Silver Bay Realty Trust Corp.	292	6,269
Seacoast Banking Corporation of Florida*	260	6,235
OceanFirst Financial Corp.	221	6,227
Lakeland Bancorp, Inc.	315	6,174
Community Trust Bancorp, Inc.	134	6,131
BancFirst Corp.	68	6,113
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	301	6,081
New York Mortgage Trust, Inc. REIT	968	5,973
German American Bancorp, Inc.	126	5,965
Camden National Corp.	135	5,945
PHH Corp.*	465	5,919
First BanCorp*	1,045	5,904
NorthStar Realty Europe Corp.	507	5,876
Investment Technology Group, Inc.	289	5,852
Getty Realty Corp.	230	5,812
Bryn Mawr Bank Corp.	147	5,807
Preferred Bank/Los Angeles CA	108	5,795
Oritani Financial Corp.	338	5,746
Greenlight Capital Re Ltd. — Class A*	259	5,724
CU Bancorp*	144	5,710
FBL Financial Group, Inc. — Class A	87	5,694
ConnectOne Bancorp, Inc.	234	5,675
Easterly Government Properties, Inc.	286	5,660
Univest Corporation of Pennsylvania	218	5,646
Park Sterling Corp.	452	5,564
Dime Community Bancshares, Inc.	274	5,562
CoBiz Financial, Inc.	327	5,494
PJT Partners, Inc. — Class A	156	5,474
James River Group Holdings Ltd.	125	5,358
OM Asset Management plc	353	5,337
Urstadt Biddle Properties, Inc. — Class A	258	5,304
First Potomac Realty Trust	510	5,243
Saul Centers, Inc.	85	5,238
Flagstar Bancorp, Inc.*	184	5,187
HomeStreet, Inc.*	183	5,115
First of Long Island Corp.	188	5,085
Diamond Hill Investment Group, Inc.	26	5,058
INTL FCStone, Inc.*	133	5,049
First BanCorp Puerto Rico	172	5,038
Virtus Investment Partners, Inc.	47	4,977
NMI Holdings, Inc. — Class A*	435	4,959
Ocwen Financial Corp.*	884	4,835
Great Southern Bancorp, Inc.	95	4,798
Mercantile Bank Corp.	139	4,782
Anworth Mortgage Asset Corp.	842	4,673
Horizon Bancorp	173	4,536
TriState Capital Holdings, Inc.*	193	4,507
OFG Bancorp[1]	381	4,496
Peoples Bancorp, Inc.	142	4,496
Pacific Continental Corp.	183	4,484
AG Mortgage Investment Trust, Inc.	248	4,476
Nationstar Mortgage Holdings, Inc.*	284	4,476
QCR Holdings, Inc.	105	4,447
Ashford Hospitality Trust, Inc.	688	4,383
Farmer Mac — Class C	76	4,375
Bridge Bancorp, Inc.	123	4,305
Independence Realty Trust, Inc.	456	4,273
First Financial Corp.	89	4,228
Bar Harbor Bankshares	128	4,218
Southwest Bancorp, Inc.	158	4,132
Ladder Capital Corp. — Class A	285	4,115
Peapack Gladstone Financial Corp.[1]	139	4,113
Forestar Group, Inc.*	300	4,094
Waterstone Financial, Inc.	224	4,088
Fidelity Southern Corp.	182	4,073
Financial Institutions, Inc.	123	4,053
CatchMark Timber Trust, Inc. — Class A	341	3,928
Blue Hills Bancorp, Inc.	217	3,873
First Defiance Financial Corp.	78	3,862
State National Companies, Inc.	268	3,859
NexPoint Residential Trust, Inc.	158	3,817
Armada Hoffler Properties, Inc.	274	3,806
Westwood Holdings Group, Inc.	71	3,792
Virtu Financial, Inc. — Class A	222	3,774
Stonegate Bank	80	3,767
Altisource Portfolio Solutions S.A.*	102	3,754
State Auto Financial Corp.	136	3,733
Independent Bank Corp.	180	3,726
Live Oak Bancshares, Inc.	172	3,724
Cedar Realty Trust, Inc.	727	3,650
Allegiance Bancshares, Inc.*	97	3,608
First Foundation, Inc.*	232	3,598
CorEnergy Infrastructure Trust, Inc.	106	3,581
Western Asset Mortgage Capital Corp.	360	3,517
HCI Group, Inc.	77	3,510
Triumph Bancorp, Inc.*	136	3,509
Enova International, Inc.*	234	3,475
Gladstone Commercial Corp.	168	3,473
First Community Bancshares, Inc.	137	3,421
Bank of NT Butterfield & Son Ltd.	107	3,414
HomeTrust Bancshares, Inc.*	145	3,408
United Community Financial Corp.	408	3,403
Arrow Financial Corp.	100	3,390
Bank Mutual Corp.	359	3,375
Cowen Group, Inc. — Class A*	225	3,364
Bank of Marin Bancorp	52	3,346
Heritage Commerce Corp.	230	3,243

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Green Bancorp, Inc.*	181	$3,222
West Bancorporation, Inc.	139	3,190
Ares Commercial Real Estate Corp.	238	3,184
Nicolet Bankshares, Inc.*	67	3,172
Farmers National Banc Corp.	219	3,143
Clifton Bancorp, Inc.	193	3,125
Marcus & Millichap, Inc.*	127	3,122
UMH Properties, Inc.	202	3,072
First Connecticut Bancorp, Inc.	123	3,050
Opus Bank	151	3,043
People’s Utah Bancorp	115	3,042
Citizens, Inc.*	408	3,031
RMR Group, Inc. — Class A	61	3,020
Heritage Insurance Holdings, Inc.	235	3,001
Republic Bancorp, Inc. — Class A	86	2,958
Fidelity & Guaranty Life	106	2,947
Atlantic Capital Bancshares, Inc.*	153	2,899
Whitestone REIT — Class B	209	2,893
CNB Financial Corp.	121	2,891
Old Second Bancorp, Inc.	254	2,858
Global Indemnity Ltd.*	74	2,848
OneBeacon Insurance Group Ltd. — Class A	177	2,832
Sierra Bancorp	103	2,825
Enterprise Bancorp, Inc.	81	2,816
Arlington Asset Investment Corp. — Class A	198	2,798
Dynex Capital, Inc.	394	2,793
Franklin Financial Network, Inc.*	71	2,751
National Commerce Corp.*	75	2,745
World Acceptance Corp.*	53	2,744
One Liberty Properties, Inc.	117	2,733
GAIN Capital Holdings, Inc.	327	2,724
American National Bankshares, Inc.	73	2,719
Guaranty Bancorp	109	2,654
Community Healthcare Trust, Inc.	111	2,653
Farmers Capital Bank Corp.	65	2,626
Resource Capital Corp.	266	2,599
WMIH Corp.*	1,786	2,590
RAIT Financial Trust	807	2,582
Acacia Research Corp.*	439	2,525
Peoples Financial Services Corp.	60	2,508
MidWestOne Financial Group, Inc.	73	2,503
Merchants Bancshares, Inc.	51	2,484
First Bancorp, Inc.	91	2,480
HarborOne Bancorp, Inc.*	129	2,450
Citizens & Northern Corp.	104	2,421
United Insurance Holdings Corp.	151	2,408
Preferred Apartment Communities, Inc. — Class A	181	2,391
Charter Financial Corp.	120	2,360
Sun Bancorp, Inc.	96	2,342
First Mid-Illinois Bancshares, Inc.	69	2,335
Ames National Corp.	76	2,326
Western New England Bancorp, Inc.	221	2,321
Macatawa Bank Corp.	234	2,312
National Bankshares, Inc.	60	2,253
Bancorp, Inc.*	441	2,249
Safeguard Scientifics, Inc.*	177	2,248
Ladenburg Thalmann Financial Services, Inc.*	888	2,202
FRP Holdings, Inc.*	55	2,200
NewStar Financial, Inc.	206	2,179
Republic First Bancorp, Inc.*	262	2,175
Access National Corp.	72	2,161
Ashford Hospitality Prime, Inc.	203	2,154
On Deck Capital, Inc.*	423	2,132
Hingham Institution for Savings	12	2,122
Cascade Bancorp*	275	2,120
Old Line Bancshares, Inc.	74	2,108
WashingtonFirst Bankshares, Inc.	75	2,100
Capital City Bank Group, Inc.	98	2,096
Territorial Bancorp, Inc.	67	2,088
EMC Insurance Group, Inc.	74	2,076
Investors Title Co.	13	2,056
PennyMac Financial Services, Inc. — Class A*	120	2,046
BSB Bancorp, Inc.*	71	2,006
Carolina Financial Corp.	66	1,979
Baldwin & Lyons, Inc. — Class B	80	1,956
BankFinancial Corp.	134	1,946
Federated National Holding Co.	111	1,935
Kinsale Capital Group, Inc.	60	1,922
eHealth, Inc.*	159	1,915
Marlin Business Services Corp.	73	1,880
Consolidated-Tomoka Land Co.	35	1,874
Codorus Valley Bancorp, Inc.	72	1,866
LCNB Corp.	78	1,860
Southern Missouri Bancorp, Inc.	52	1,847
First Business Financial Services, Inc.	71	1,843
Shore Bancshares, Inc.	110	1,838
Regional Management Corp.*	93	1,807
Trupanion, Inc.*,1	127	1,806
MBT Financial Corp.	157	1,782
Penns Woods Bancorp, Inc.	41	1,781
Northrim BanCorp, Inc.	59	1,773
Premier Financial Bancorp, Inc.	83	1,745
Great Ajax Corp.	132	1,723
Home Bancorp, Inc.	51	1,721
Bankwell Financial Group, Inc.	50	1,720
Southern National Bancorp of Virginia, Inc.	99	1,676
Xenith Bankshares, Inc.*	66	1,674
City Office REIT, Inc.	137	1,665
Southern First Bancshares, Inc.*	50	1,633
Central Valley Community Bancorp	78	1,599
Summit Financial Group, Inc.	74	1,594
Owens Realty Mortgage, Inc.	89	1,584
Orchid Island Capital, Inc.[1]	154	1,538
First Community Financial Partners, Inc.*	120	1,530
Century Bancorp, Inc. — Class A	25	1,521
MutualFirst Financial, Inc.	48	1,514
Stratus Properties, Inc.	55	1,507

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Oppenheimer Holdings, Inc. — Class A	88	$1,505
Union Bankshares, Inc.	35	1,503
ACNB Corp.	52	1,500
Bluerock Residential Growth REIT, Inc.	121	1,490
First Northwest Bancorp*	96	1,488
Bear State Financial, Inc.	158	1,485
Tiptree, Inc. — Class A	202	1,475
Veritex Holdings, Inc.*	52	1,462
Orrstown Financial Services, Inc.	65	1,453
Associated Capital Group, Inc. — Class A	39	1,410
SI Financial Group, Inc.	98	1,377
Hallmark Financial Services, Inc.*	123	1,359
Donegal Group, Inc. — Class A	74	1,304
C&F Financial Corp.	28	1,296
Atlas Financial Holdings, Inc.*	94	1,283
Pzena Investment Management, Inc. — Class A	128	1,260
First Financial Northwest, Inc.	71	1,255
County Bancorp, Inc.	43	1,250
Global Medical REIT, Inc.	134	1,217
Independence Holding Co.	62	1,153
GAMCO Investors, Inc. — Class A	38	1,124
Impac Mortgage Holdings, Inc.*	89	1,109
Midland States Bancorp, Inc.	32	1,100
Provident Financial Holdings, Inc.	58	1,082
Chemung Financial Corp.	27	1,067
Crawford & Co. — Class B	105	1,053
ESSA Bancorp, Inc.	72	1,050
Pacific Mercantile Bancorp*	135	1,019
Equity Bancshares, Inc. — Class A*	32	1,017
First Internet Bancorp	34	1,003
Blue Capital Reinsurance Holdings Ltd.	51	984
Farmland Partners, Inc.	88	983
FBR & Co.	51	921
Trinity Place Holdings, Inc.*,1	122	892
Silvercrest Asset Management Group, Inc. — Class A	62	825
Provident Bancorp, Inc.*	38	796
Manning & Napier, Inc. — Class A	132	752
Real Industry, Inc.*	231	658
Hennessy Advisors, Inc.	38	639
Greene County Bancorp, Inc.	26	607
First NBC Bank Holding Co.*	138	552
Medley Management, Inc. — Class A	49	407
Paragon Commercial Corp.*	7	374
California First National Bancorp	20	324
Fifth Street Asset Management, Inc.	45	207
Griffin Industrial Realty, Inc.	6	186
Walter Investment Management Corp.*	165	178
Total Financial		4,511,915

Consumer, Non-cyclical - 8.4%
Exelixis, Inc.*	1,978	42,864
TESARO, Inc.*	248	38,159
Masimo Corp.*	359	33,480
HealthSouth Corp.	779	33,349
NuVasive, Inc.*	435	32,485
Bluebird Bio, Inc.*	350	31,815
Deluxe Corp.	429	30,962
Kite Pharma, Inc.*	378	29,669
Nektar Therapeutics*	1,251	29,362
PAREXEL International Corp.*	461	29,094
Medicines Co.*,1	592	28,949
Snyder’s-Lance, Inc.	709	28,579
Grand Canyon Education, Inc.*	396	28,357
Wright Medical Group N.V.*	906	28,194
Bright Horizons Family Solutions, Inc.*	387	28,053
Healthcare Services Group, Inc.	620	26,715
Chemed Corp.	143	26,124
Prestige Brands Holdings, Inc.*	467	25,946
Cantel Medical Corp.	314	25,151
Catalent, Inc.*	876	24,808
B&G Foods, Inc.	579	23,304
Helen of Troy Ltd.*	246	23,173
Ultragenyx Pharmaceutical, Inc.*	331	22,435
Integra LifeSciences Holdings Corp.*	532	22,413
CEB, Inc.	282	22,166
Exact Sciences Corp.*,1	930	21,967
Insulet Corp.*	507	21,847
On Assignment, Inc.*	447	21,693
ABM Industries, Inc.	490	21,364
Lancaster Colony Corp.	165	21,259
Brink’s Co.	396	21,166
Neogen Corp.*	320	20,976
Darling Ingredients, Inc.*	1,444	20,967
Horizon Pharma plc*	1,418	20,958
Nevro Corp.*	211	19,771
ICU Medical, Inc.*	129	19,699
Sotheby’s*	433	19,693
DeVry Education Group, Inc.	550	19,497
Ironwood Pharmaceuticals, Inc. — Class A*	1,137	19,397
Cimpress N.V.*	221	19,048
Matthews International Corp. — Class A	281	19,009
Owens & Minor, Inc.	549	18,995
Clovis Oncology, Inc.*	298	18,974
United Natural Foods, Inc.*	436	18,848
Sage Therapeutics, Inc.*	265	18,833
Penumbra, Inc.*,1	224	18,693
Cardtronics plc — Class A*	396	18,513
Haemonetics Corp.*	450	18,257
Globus Medical, Inc. — Class A*	615	18,216
Sanderson Farms, Inc.[1]	175	18,172
J&J Snack Foods Corp.	132	17,894
Ligand Pharmaceuticals, Inc. — Class B*	167	17,675
Molina Healthcare, Inc.*	381	17,373
Zeltiq Aesthetics, Inc.*	311	17,295
Aaron’s, Inc.	579	17,220
Avon Products, Inc.*	3,874	17,046
Prothena Corporation plc*,1	305	17,015
Portola Pharmaceuticals, Inc.*	434	17,009
Vector Group Ltd.	816	16,972

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

AMN Healthcare Services, Inc.*	416	$16,890
Advisory Board Co.*	360	16,848
Fresh Del Monte Produce, Inc.	284	16,821
Incorporated Research Holdings, Inc. — Class A*	364	16,689
HealthEquity, Inc.*	380	16,131
Korn/Ferry International	504	15,871
Dean Foods Co.	805	15,826
Halyard Health, Inc.*	411	15,655
Cambrex Corp.*	279	15,358
HMS Holdings Corp.*	740	15,043
FTI Consulting, Inc.*	365	15,027
NxStage Medical, Inc.*	560	15,025
Pacira Pharmaceuticals, Inc.*	320	14,592
Monro Muffler Brake, Inc.	275	14,328
Magellan Health, Inc.*	206	14,224
NutriSystem, Inc.	256	14,208
PRA Health Sciences, Inc.*	213	13,894
Universal Corp.	194	13,726
WD-40 Co.	124	13,510
Array BioPharma, Inc.*	1,470	13,142
Sarepta Therapeutics, Inc.*	440	13,024
Supernus Pharmaceuticals, Inc.*	413	12,927
Air Methods Corp.*	298	12,814
Theravance Biopharma, Inc.*	345	12,702
Amedisys, Inc.*	247	12,619
Select Medical Holdings Corp.*	939	12,535
Green Dot Corp. — Class A*	375	12,510
Halozyme Therapeutics, Inc.*,1	958	12,416
Insperity, Inc.	139	12,322
ACCO Brands Corp.*	934	12,282
Travelport Worldwide Ltd.	1,016	11,958
Myriad Genetics, Inc.*,1	593	11,386
FibroGen, Inc.*	460	11,339
SpartanNash Co.	324	11,337
Boston Beer Company, Inc. — Class A*,1	78	11,283
Aerie Pharmaceuticals, Inc.*	248	11,247
Natus Medical, Inc.*	286	11,226
Inogen, Inc.*	143	11,091
Spectranetics Corp.*	377	10,980
Merit Medical Systems, Inc.*	378	10,924
Integer Holdings Corp.*	269	10,814
CONMED Corp.	243	10,792
TriNet Group, Inc.*	371	10,722
Radius Health, Inc.*	277	10,706
Repligen Corp.*	296	10,420
Central Garden & Pet Co. — Class A*	293	10,173
TrueBlue, Inc.*	371	10,147
Cal-Maine Foods, Inc.[1]	271	9,973
Innoviva, Inc.*	711	9,833
Navigant Consulting, Inc.*	418	9,555
Insmed, Inc.*	544	9,525
TherapeuticsMD, Inc.*,1	1,318	9,490
Abaxis, Inc.	193	9,361
Puma Biotechnology, Inc.*	247	9,188
SUPERVALU, Inc.*	2,338	9,025
Andersons, Inc.	238	9,020
Spark Therapeutics, Inc.*	168	8,961
Amicus Therapeutics, Inc.*	1,253	8,934
EVERTEC, Inc.	558	8,872
National Beverage Corp.	104	8,791
Community Health Systems, Inc.*	970	8,604
Alder Biopharmaceuticals, Inc.*	412	8,570
Five Prime Therapeutics, Inc.*	237	8,568
MiMedx Group, Inc.*,1	899	8,567
Capella Education Co.	100	8,503
Coca-Cola Bottling Company Consolidated	41	8,447
Analogic Corp.	111	8,424
Calavo Growers, Inc.	138	8,363
Seaboard Corp.	2	8,339
Emergent BioSolutions, Inc.*	285	8,276
Impax Laboratories, Inc.*	645	8,159
Tivity Health, Inc.*	280	8,148
Viad Corp.	177	8,000
Huron Consulting Group, Inc.*	190	7,999
Acorda Therapeutics, Inc.*	379	7,959
Synergy Pharmaceuticals, Inc.*,1	1,699	7,917
Ensign Group, Inc.	420	7,896
Cardiovascular Systems, Inc.*	279	7,889
Performance Food Group Co.*	329	7,830
Blueprint Medicines Corp.*	191	7,638
Momenta Pharmaceuticals, Inc.*	572	7,636
Glaukos Corp.*	147	7,541
Strayer Education, Inc.	93	7,486
Xencor, Inc.*	310	7,415
Dermira, Inc.*	217	7,402
Paylocity Holding Corp.*	189	7,301
Corcept Therapeutics, Inc.*	658	7,212
LendingTree, Inc.*	57	7,145
National Healthcare Corp.	100	7,130
LHC Group, Inc.*	132	7,115
US Physical Therapy, Inc.	106	6,921
McGrath RentCorp	206	6,915
AMAG Pharmaceuticals, Inc.*	306	6,900
BioTelemetry, Inc.*	238	6,890
Team, Inc.*	254	6,871
ZIOPHARM Oncology, Inc.*,1	1,068	6,771
Depomed, Inc.*	537	6,739
Eagle Pharmaceuticals, Inc.*,1	79	6,553
ICF International, Inc.*	158	6,525
Quad/Graphics, Inc.	255	6,436
Diplomat Pharmacy, Inc.*	402	6,412
Luminex Corp.	349	6,411
Acceleron Pharma, Inc.*	241	6,379
Kindred Healthcare, Inc.	741	6,187
Flexion Therapeutics, Inc.*	229	6,162
OraSure Technologies, Inc.*	475	6,141
Epizyme, Inc.*	354	6,071
PharMerica Corp.*	259	6,061
MGP Ingredients, Inc.	111	6,020
Versartis, Inc.*	276	5,893
Retrophin, Inc.*	319	5,889

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

CBIZ, Inc.*	434	$5,881
Coherus Biosciences, Inc.*	278	5,880
Orthofix International N.V.*,1	154	5,875
Tootsie Roll Industries, Inc.	155	5,800
Progenics Pharmaceuticals, Inc.*	611	5,768
K12, Inc.*	297	5,688
Inter Parfums, Inc.	155	5,666
Kelly Services, Inc. — Class A	258	5,640
Atrion Corp.	12	5,618
Heska Corp.*	53	5,564
Immunomedics, Inc.*	856	5,538
John B Sanfilippo & Son, Inc.	75	5,489
Lannett Company, Inc.*,1	244	5,453
BioCryst Pharmaceuticals, Inc.*	647	5,435
Anika Therapeutics, Inc.*	125	5,430
Loxo Oncology, Inc.*	128	5,386
Omeros Corp.*,1	356	5,383
Quidel Corp.*	237	5,366
Ingles Markets, Inc. — Class A	124	5,351
Global Blood Therapeutics, Inc.*	145	5,343
Lexicon Pharmaceuticals, Inc.*,1	372	5,334
USANA Health Sciences, Inc.*	92	5,298
AtriCure, Inc.*	276	5,285
RPX Corp.*	436	5,232
MacroGenics, Inc.*	280	5,208
Genomic Health, Inc.*	165	5,196
Endologix, Inc.*	713	5,162
Kforce, Inc.	216	5,130
SP Plus Corp.*	152	5,130
Career Education Corp.*,1	588	5,116
Weis Markets, Inc.	85	5,070
Providence Service Corp.*	114	5,066
Meridian Bioscience, Inc.	367	5,065
Aimmune Therapeutics, Inc.*,1	232	5,041
Intra-Cellular Therapies, Inc.*	301	4,891
Accelerate Diagnostics, Inc.*,1	202	4,888
K2M Group Holdings, Inc.*	227	4,656
Heron Therapeutics, Inc.*,1	310	4,650
Phibro Animal Health Corp. — Class A	165	4,637
CryoLife, Inc.*	277	4,612
NewLink Genetics Corp.*	190	4,579
Amphastar Pharmaceuticals, Inc.*	312	4,524
Vanda Pharmaceuticals, Inc.*	321	4,494
Esperion Therapeutics, Inc.*	126	4,449
Resources Connection, Inc.	265	4,439
Spectrum Pharmaceuticals, Inc.*	682	4,433
Laureate Education, Inc. — Class A*	307	4,381
MoneyGram International, Inc.*	260	4,371
Achillion Pharmaceuticals, Inc.*	1,029	4,332
SciClone Pharmaceuticals, Inc.*	441	4,322
Keryx Biopharmaceuticals, Inc.*,1	695	4,281
Enanta Pharmaceuticals, Inc.*	138	4,250
Heidrick & Struggles International, Inc.	161	4,242
Atara Biotherapeutics, Inc.*	204	4,192
Landauer, Inc.	85	4,144
AngioDynamics, Inc.*	238	4,129
Medifast, Inc.	93	4,126
Rent-A-Center, Inc.[1]	457	4,054
Cross Country Healthcare, Inc.*	281	4,035
Cerus Corp.*	890	3,961
GenMark Diagnostics, Inc.*	305	3,910
Hackett Group, Inc.	199	3,879
Inovio Pharmaceuticals, Inc.*	584	3,866
Intersect ENT, Inc.*	225	3,859
Ennis, Inc.	226	3,842
Foundation Medicine, Inc.*	119	3,838
Omega Protein Corp.	191	3,830
CorVel Corp.*	88	3,828
Cytokinetics, Inc.*	297	3,816
Weight Watchers International, Inc.*,1	245	3,815
Universal American Corp.*	382	3,809
TG Therapeutics, Inc.*,1	323	3,763
Revance Therapeutics, Inc.*	180	3,744
Lion Biotechnologies, Inc.*	496	3,695
La Jolla Pharmaceutical Co.*	123	3,672
NeoGenomics, Inc.*	465	3,669
Pacific Biosciences of California, Inc.*	707	3,655
Novocure Ltd.*	445	3,605
Triple-S Management Corp. — Class B*	205	3,602
Carriage Services, Inc. — Class A	130	3,526
Forrester Research, Inc.	88	3,498
Capital Senior Living Corp.*	248	3,487
Ardelyx, Inc.*	274	3,466
ANI Pharmaceuticals, Inc.*	70	3,466
STAAR Surgical Co.*	352	3,450
REGENXBIO, Inc.*	178	3,435
Barrett Business Services, Inc.	62	3,386
Cara Therapeutics, Inc.*,1	184	3,384
Aduro Biotech, Inc.*,1	311	3,343
Central Garden & Pet Co.*	90	3,336
Accuray, Inc.*	702	3,335
Teladoc, Inc.*,1	133	3,325
Invacare Corp.	279	3,320
Merrimack Pharmaceuticals, Inc.*,1	1,073	3,305
PDL BioPharma, Inc.	1,451	3,294
Albany Molecular Research, Inc.*	229	3,213
Axovant Sciences Ltd.*	215	3,212
Surgery Partners, Inc.*	164	3,198
Sangamo Therapeutics, Inc.*	610	3,172
Arena Pharmaceuticals, Inc.*	2,156	3,148
American Public Education, Inc.*	137	3,137
CytomX Therapeutics, Inc.*	180	3,109
Paratek Pharmaceuticals, Inc.*	161	3,099
Textainer Group Holdings Ltd.	200	3,060
Novavax, Inc.*	2,373	3,037
Celldex Therapeutics, Inc.*	840	3,032
Geron Corp.*	1,327	3,012
Oxford Immunotec Global plc*	194	3,005
Tetraphase Pharmaceuticals, Inc.*	319	2,932
LeMaitre Vascular, Inc.	119	2,931
Enzo Biochem, Inc.*	349	2,921
Akebia Therapeutics, Inc.*	315	2,898

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Revlon, Inc. — Class A*	104	$2,896
PTC Therapeutics, Inc.*	292	2,873
ImmunoGen, Inc.*	740	2,864
Teligent, Inc.*	364	2,843
Avexis, Inc.*,1	37	2,813
Alarm.com Holdings, Inc.*	91	2,797
Surmodics, Inc.*	115	2,766
Curis, Inc.*	981	2,727
Tejon Ranch Co.*	123	2,692
Rockwell Medical, Inc.*	421	2,635
BioSpecifics Technologies Corp.*	48	2,630
Adamas Pharmaceuticals, Inc.*	148	2,590
Otonomy, Inc.*	211	2,585
Advaxis, Inc.*	315	2,574
XBiotech, Inc.*	155	2,556
Farmer Brothers Co.*	72	2,545
Almost Family, Inc.*	51	2,479
Concert Pharmaceuticals, Inc.*	145	2,474
CRA International, Inc.	70	2,473
Smart & Final Stores, Inc.*	203	2,456
Civitas Solutions, Inc.*	133	2,441
AxoGen, Inc.*	232	2,424
Agenus, Inc.*	643	2,424
NanoString Technologies, Inc.*	121	2,404
Chimerix, Inc.*	376	2,399
Zogenix, Inc.*	219	2,376
Chefs’ Warehouse, Inc.*	170	2,363
Primo Water Corp.*	174	2,363
Exactech, Inc.*,1	92	2,318
Nutraceutical International Corp.	73	2,274
Bellicum Pharmaceuticals, Inc.*	184	2,271
Sucampo Pharmaceuticals, Inc. — Class A*	206	2,266
Idera Pharmaceuticals, Inc.*	911	2,250
Ignyta, Inc.*	260	2,236
Karyopharm Therapeutics, Inc.*	171	2,196
Limoneira Co.	104	2,175
CAI International, Inc.*	138	2,172
Amplify Snack Brands, Inc.*,1	258	2,167
Insys Therapeutics, Inc.*,1	206	2,165
Cutera, Inc.*	104	2,153
Medpace Holdings, Inc.*	72	2,149
Vectrus, Inc.*	95	2,123
Aclaris Therapeutics, Inc.*	70	2,087
ServiceSource International, Inc.*	537	2,084
Addus HomeCare Corp.*	65	2,080
Great Lakes Dredge & Dock Corp.*	519	2,076
Seneca Foods Corp. — Class A*	57	2,058
Natera, Inc.*	230	2,040
Rigel Pharmaceuticals, Inc.*	616	2,039
Dynavax Technologies Corp.*	341	2,029
RTI Surgical, Inc.*	505	2,020
CSS Industries, Inc.	76	1,970
Invitae Corp.*	176	1,947
Organovo Holdings, Inc.*	609	1,937
Utah Medical Products, Inc.	31	1,931
RadNet, Inc.*	325	1,918
BioTime, Inc.*	545	1,880
Natural Health Trends Corp.	65	1,879
Franklin Covey Co.*	91	1,838
WaVe Life Sciences Ltd.*	65	1,788
Seres Therapeutics, Inc.*	157	1,769
Collectors Universe, Inc.	66	1,723
OncoMed Pharmaceuticals, Inc.*	186	1,713
Village Super Market, Inc. — Class A	64	1,696
BioScrip, Inc.*	989	1,681
Bridgepoint Education, Inc.*	157	1,675
Neff Corp. — Class A*	85	1,653
Anavex Life Sciences Corp.*	287	1,647
ConforMIS, Inc.*	314	1,639
MediciNova, Inc.*	261	1,563
Aratana Therapeutics, Inc.*	293	1,553
Care.com, Inc.*	123	1,539
MyoKardia, Inc.*	114	1,499
Craft Brew Alliance, Inc.*	112	1,495
Cempra, Inc.*	393	1,474
ChemoCentryx, Inc.*	202	1,471
National Research Corp. — Class A	74	1,458
Trevena, Inc.*	394	1,446
Quorum Health Corp.*	260	1,414
Infinity Pharmaceuticals, Inc.*	431	1,392
Voyager Therapeutics, Inc.*	104	1,377
Minerva Neurosciences, Inc.*	167	1,353
Editas Medicine, Inc.*	60	1,339
Edge Therapeutics, Inc.*	144	1,312
American Renal Associates Holdings, Inc.*	77	1,300
Ascent Capital Group, Inc. — Class A*	90	1,272
Cellular Biomedicine Group, Inc.*	107	1,263
ARC Document Solutions, Inc.*	361	1,245
B. Riley Financial, Inc.	83	1,245
Durect Corp.*	1,109	1,164
InVivo Therapeutics Holdings Corp.*	283	1,146
Athersys, Inc.*	670	1,146
Synutra International, Inc.*	186	1,107
Fortress Biotech, Inc.*	299	1,106
Ocular Therapeutix, Inc.*	115	1,067
Collegium Pharmaceutical, Inc.*	102	1,026
Egalet Corp.*,1	194	989
Ophthotech Corp.*	268	981
AcelRx Pharmaceuticals, Inc.*	311	980
Alliance One International, Inc.*	74	951
Veracyte, Inc.*	103	946
Zafgen, Inc.*	201	937
Pfenex, Inc.*	161	935
Stemline Therapeutics, Inc.*	108	923
Cidara Therapeutics, Inc.*	114	889
Sorrento Therapeutics, Inc.*	222	877
Genesis Healthcare, Inc.*	329	869
Reata Pharmaceuticals, Inc. — Class A*	38	861
Information Services Group, Inc.*	273	860
Intellia Therapeutics, Inc.*	61	859
Endocyte, Inc.*	334	858

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Protagonist Therapeutics, Inc.*	67	$858
Liberty Tax, Inc.	60	855
Audentes Therapeutics, Inc.*	50	852
MannKind Corp.*	570	844
PFSweb, Inc.*	129	842
Natural Grocers by Vitamin Cottage, Inc.*	81	842
Immune Design Corp.*	123	836
Vital Therapies, Inc.*	209	836
Nobilis Health Corp.*,1	487	828
Turning Point Brands, Inc.*	52	811
Arrowhead Pharmaceuticals, Inc.*	430	796
Applied Genetic Technologies Corp.*	113	780
CPI Card Group, Inc.	184	773
AAC Holdings, Inc.*	88	751
Nature’s Sunshine Products, Inc.	75	750
Inventure Foods, Inc.*	168	743
TransEnterix, Inc.*	612	741
Alico, Inc.	27	713
Tactile Systems Technology, Inc.*	37	701
Asterias Biotherapeutics, Inc.*	200	680
T2 Biosystems, Inc.*	129	679
ChromaDex Corp.*,1	252	678
Entellus Medical, Inc.*	49	676
Lifevantage Corp.*	122	655
Syros Pharmaceuticals, Inc.*	41	653
Selecta Biosciences, Inc.*	45	644
Bio-Path Holdings, Inc.*	777	643
Corvus Pharmaceuticals, Inc.*	30	623
Neos Therapeutics, Inc.*	86	619
Iridex Corp.*	51	605
Cambium Learning Group, Inc.*	119	583
GlycoMimetics, Inc.*	106	576
Lipocine, Inc.*	146	569
Syndax Pharmaceuticals, Inc.*	41	563
Regulus Therapeutics, Inc.*	340	561
Proteostasis Therapeutics, Inc.*	71	555
Adverum Biotechnologies, Inc.*	203	548
Titan Pharmaceuticals, Inc.*	165	545
NantKwest, Inc.*	147	522
OvaScience, Inc.*	276	516
TerraVia Holdings, Inc.*	690	500
ViewRay, Inc.*	58	494
PharmAthene, Inc.	548	445
Aevi Genomic Medicine, Inc.*	239	445
Lifeway Foods, Inc.*	41	440
vTv Therapeutics, Inc. — Class A*	67	439
Senseonics Holdings, Inc.*	245	439
Clearside Biomedical, Inc.*	54	429
Eiger BioPharmaceuticals, Inc.*	37	424
Mirati Therapeutics, Inc.*	81	421
Flex Pharma, Inc.*	95	418
Axsome Therapeutics, Inc.*	98	382
Synthetic Biologics, Inc.*	590	372
Agile Therapeutics, Inc.*	116	372
Ampio Pharmaceuticals, Inc.*	424	339
iRadimed Corp.*	35	312
Inotek Pharmaceuticals Corp.*	154	308
Aptevo Therapeutics, Inc.*	144	297
CytRx Corp.*	660	293
Trovagene, Inc.*	248	285
Avinger, Inc.*	148	281
Patriot National, Inc.	96	271
Kadmon Holdings, Inc.*	72	261
Adeptus Health, Inc. — Class A*,1	122	220
Tandem Diabetes Care, Inc.*	164	197
Dimension Therapeutics, Inc.*	109	191
Second Sight Medical Products, Inc.*	125	151
Anthera Pharmaceuticals, Inc.*	345	147
Tokai Pharmaceuticals, Inc.*	88	74
Argos Therapeutics, Inc.*	127	57
Galena Biopharma, Inc.*	93	57
Total Consumer, Non-cyclical		3,192,970

Industrial - 6.1%
Coherent, Inc.*	210	43,184
XPO Logistics, Inc.*	854	40,897
Teledyne Technologies, Inc.*	300	37,938
Curtiss-Wright Corp.	390	35,592
EMCOR Group, Inc.	533	33,553
Woodward, Inc.	465	31,583
Louisiana-Pacific Corp.*	1,268	31,472
Universal Display Corp.	365	31,427
Littelfuse, Inc.	194	31,023
EnerSys	383	30,234
SYNNEX Corp.	258	28,881
Tech Data Corp.*	307	28,827
Kennametal, Inc.	695	27,265
Sanmina Corp.*	647	26,268
Belden, Inc.	369	25,530
Dycom Industries, Inc.*	269	25,003
Joy Global, Inc.	866	24,465
Advanced Energy Industries, Inc.*	347	23,790
MasTec, Inc.*	583	23,349
Golar LNG Ltd.	827	23,098
Summit Materials, Inc. — Class A*	928	22,930
Barnes Group, Inc.	442	22,691
John Bean Technologies Corp.	256	22,515
Esterline Technologies Corp.*	260	22,373
GATX Corp.[1]	360	21,946
Masonite International Corp.*	267	21,160
Tetra Tech, Inc.	508	20,752
KLX, Inc.*	464	20,740
Generac Holdings, Inc.*	534	19,907
Vishay Intertechnology, Inc.	1,200	19,740
Applied Industrial Technologies, Inc.	319	19,731
RBC Bearings, Inc.*	200	19,418
MSA Safety, Inc.	272	19,228
Moog, Inc. — Class A*	281	18,925
II-VI, Inc.*	524	18,890
Hillenbrand, Inc.	520	18,642
Knight Transportation, Inc.	589	18,464
Trex Company, Inc.*	259	17,972
Worthington Industries, Inc.	396	17,856

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Itron, Inc.*	293	$17,785
KapStone Paper and Packaging Corp.	761	17,579
Franklin Electric Company, Inc.	405	17,435
Granite Construction, Inc.	347	17,416
Universal Forest Products, Inc.	175	17,245
Mueller Industries, Inc.	498	17,047
Plexus Corp.*	292	16,878
Rexnord Corp.*	730	16,848
Mueller Water Products, Inc. — Class A	1,370	16,193
Trinseo S.A.	241	16,171
TopBuild Corp.*	339	15,932
Simpson Manufacturing Company, Inc.	365	15,728
Brady Corp. — Class A	402	15,537
Watts Water Technologies, Inc. — Class A	245	15,276
Headwaters, Inc.*	640	15,027
Apogee Enterprises, Inc.	251	14,962
Knowles Corp.*	775	14,686
Methode Electronics, Inc.	320	14,592
Benchmark Electronics, Inc.*	434	13,801
Hub Group, Inc. — Class A*	295	13,687
AZZ, Inc.	229	13,626
Actuant Corp. — Class A	517	13,623
Rogers Corp.*	158	13,567
Swift Transportation Co. — Class A*	657	13,495
Exponent, Inc.	226	13,458
EnPro Industries, Inc.	189	13,449
ESCO Technologies, Inc.	224	13,014
Fabrinet*	306	12,861
AAON, Inc.	355	12,549
Forward Air Corp.	261	12,416
Greif, Inc. — Class A	225	12,395
Matson, Inc.	381	12,101
Atlas Air Worldwide Holdings, Inc.*	216	11,978
Comfort Systems USA, Inc.	326	11,948
Cubic Corp.	222	11,722
Albany International Corp. — Class A	253	11,651
Gibraltar Industries, Inc.*	276	11,371
Aerojet Rocketdyne Holdings, Inc.*	524	11,371
Kaman Corp.	236	11,359
OSI Systems, Inc.*	154	11,240
Standex International Corp.	112	11,217
Tennant Co.	154	11,188
Triumph Group, Inc.	433	11,150
Proto Labs, Inc.*,1	217	11,089
Builders FirstSource, Inc.*	738	10,996
SPX FLOW, Inc.*	310	10,761
Tutor Perini Corp.*	332	10,558
TASER International, Inc.*,1	460	10,483
Astec Industries, Inc.	169	10,393
Werner Enterprises, Inc.	394	10,323
Greenbrier Companies, Inc.	239	10,301
TTM Technologies, Inc.*	638	10,291
Saia, Inc.*	222	9,835
AAR Corp.	290	9,753
American Outdoor Brands Corp.*,1	481	9,529
Chart Industries, Inc.*	269	9,399
Raven Industries, Inc.	318	9,238
Boise Cascade Co.*	343	9,158
Badger Meter, Inc.	247	9,077
Patrick Industries, Inc.*	128	9,075
Harsco Corp.*	709	9,040
US Ecology, Inc.	192	8,995
SPX Corp.*	366	8,875
Sturm Ruger & Company, Inc.[1]	164	8,782
CIRCOR International, Inc.	146	8,678
Altra Industrial Motion Corp.	222	8,647
Multi-Color Corp.	120	8,520
Briggs & Stratton Corp.	373	8,374
Primoris Services Corp.	354	8,220
TriMas Corp.*	395	8,196
Lindsay Corp.	93	8,195
Encore Wire Corp.	178	8,188
Applied Optoelectronics, Inc.*	145	8,142
US Concrete, Inc.*,1	126	8,133
Heartland Express, Inc.	405	8,120
Lydall, Inc.*	147	7,879
Argan, Inc.	118	7,806
Ship Finance International Ltd.	527	7,747
GoPro, Inc. — Class A*,1	889	7,734
General Cable Corp.	426	7,647
Caesarstone Ltd.*	210	7,613
Continental Building Products, Inc.*	309	7,571
Sun Hydraulics Corp.	204	7,366
Novanta, Inc.*	277	7,354
Federal Signal Corp.	528	7,292
JELD-WEN Holding, Inc.*	219	7,194
Nordic American Tankers Ltd.[1]	867	7,092
Aegion Corp. — Class A*	306	7,010
Air Transport Services Group, Inc.*	426	6,837
AVX Corp.	409	6,699
Advanced Drainage Systems, Inc.	305	6,680
Griffon Corp.	266	6,557
TimkenSteel Corp.*	346	6,543
Global Brass & Copper Holdings, Inc.	187	6,433
Alamo Group, Inc.	84	6,400
Manitowoc Company, Inc.*	1,119	6,378
Scorpio Tankers, Inc.	1,436	6,376
Quanex Building Products Corp.	300	6,075
Chase Corp.	62	5,915
CTS Corp.	276	5,879
NN, Inc.	232	5,846
ArcBest Corp.	217	5,642
Kadant, Inc.	95	5,638
Insteel Industries, Inc.	154	5,566
GasLog Ltd.	360	5,526
MYR Group, Inc.*	133	5,453
Echo Global Logistics, Inc.*	254	5,423
Astronics Corp.*	169	5,362
FARO Technologies, Inc.*	146	5,220
Aerovironment, Inc.*	180	5,045
Gorman-Rupp Co.	155	4,867
Casella Waste Systems, Inc. — Class A*	339	4,784

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Marten Transport Ltd.	202	$4,737
Hyster-Yale Materials Handling, Inc.	83	4,680
Scorpio Bulkers, Inc.*	490	4,508
PGT Innovations, Inc.*	419	4,504
National Presto Industries, Inc.	43	4,395
Advanced Disposal Services, Inc.*	194	4,384
Stoneridge, Inc.*	236	4,281
Columbus McKinnon Corp.	171	4,244
Kimball Electronics, Inc.*	248	4,204
Haynes International, Inc.	109	4,155
NCI Building Systems, Inc.*	240	4,116
Teekay Corp.	430	3,935
Tredegar Corp.	224	3,931
Ply Gem Holdings, Inc.*	193	3,802
Armstrong Flooring, Inc.*	205	3,776
Babcock & Wilcox Enterprises, Inc.*	402	3,755
DXP Enterprises, Inc.*	97	3,673
DHT Holdings, Inc.	808	3,612
NVE Corp.	42	3,477
Frontline Ltd.[1]	505	3,404
Multi Packaging Solutions International Ltd.*	187	3,357
Greif, Inc. — Class B	50	3,265
Mistras Group, Inc.*	151	3,228
Mesa Laboratories, Inc.	26	3,190
Forterra, Inc.*	162	3,159
YRC Worldwide, Inc.*	286	3,149
VSE Corp.	76	3,101
Park Electrochemical Corp.	170	3,036
Myers Industries, Inc.	191	3,027
TRC Companies, Inc.*	164	2,862
GP Strategies Corp.*	113	2,859
Atkore International Group, Inc.*	108	2,838
American Railcar Industries, Inc.[1]	68	2,795
Control4 Corp.*	176	2,779
Kratos Defense & Security Solutions, Inc.*	355	2,762
CECO Environmental Corp.	258	2,712
Park-Ohio Holdings Corp.	75	2,696
Powell Industries, Inc.	77	2,652
Ducommun, Inc.*	92	2,649
Energy Recovery, Inc.*	302	2,513
NV5 Global, Inc.*	65	2,444
Milacron Holdings Corp.*	128	2,382
Vicor Corp.*	145	2,335
Dorian LPG Ltd.*	213	2,243
LSI Industries, Inc.	209	2,109
Teekay Tankers Ltd. — Class A	1,024	2,099
Bel Fuse, Inc. — Class B	82	2,095
Energous Corp.*,1	131	2,044
Ardmore Shipping Corp.[1]	248	1,996
Covenant Transportation Group, Inc. — Class A*	105	1,974
Gener8 Maritime, Inc.*	345	1,956
Graham Corp.	84	1,932
International Seaways, Inc.*	100	1,912
Roadrunner Transportation Systems, Inc.*	269	1,848
Orion Group Holdings, Inc.*	237	1,770
ZAGG, Inc.*	243	1,750
Hurco Companies, Inc.	56	1,742
Sparton Corp.*	82	1,721
LSB Industries, Inc.*,1	181	1,698
Electro Scientific Industries, Inc.*	242	1,687
Vishay Precision Group, Inc.*	106	1,675
Radiant Logistics, Inc.*	332	1,660
Celadon Group, Inc.	240	1,572
Heritage-Crystal Clean, Inc.*	113	1,548
Aqua Metals, Inc.*,1	77	1,505
Olympic Steel, Inc.	81	1,503
Fluidigm Corp.*	256	1,457
UFP Technologies, Inc.*	56	1,450
Layne Christensen Co.*	159	1,406
FreightCar America, Inc.	107	1,341
Overseas Shipholding Group, Inc. — Class A*	340	1,312
Hornbeck Offshore Services, Inc.*,1	286	1,267
Costamare, Inc.	189	1,259
Lawson Products, Inc.*	56	1,257
Omega Flex, Inc.	26	1,243
IES Holdings, Inc.*	68	1,231
Navios Maritime Acquisition Corp.	710	1,221
Hill International, Inc.*	284	1,179
Hardinge, Inc.	104	1,169
Allied Motion Technologies, Inc.	54	1,085
Ampco-Pittsburgh Corp.	76	1,068
Universal Logistics Holdings, Inc.	74	1,062
Gencor Industries, Inc.*	68	1,017
Willis Lease Finance Corp.*	35	782
American Superconductor Corp.*	104	713
Handy & Harman Ltd.*	26	707
USA Truck, Inc.*	72	529
Tidewater, Inc.*	416	478
NL Industries, Inc.*	74	477
Power Solutions International, Inc.*	42	424
PAM Transportation Services, Inc.*	20	326
Total Industrial		2,340,508

Consumer, Cyclical - 4.9%
Jack in the Box, Inc.	287	29,193
Tenneco, Inc.	464	28,964
Cracker Barrel Old Country Store, Inc.[1]	170	27,072
Texas Roadhouse, Inc. — Class A	582	25,915
Beacon Roofing Supply, Inc.*	526	25,859
Cheesecake Factory, Inc.	400	25,343
Dana, Inc.	1,310	25,296
Buffalo Wild Wings, Inc.*	152	23,218
Cooper Tire & Rubber Co.	486	21,554
Hawaiian Holdings, Inc.*	463	21,507
Wolverine World Wide, Inc.	852	21,274
Office Depot, Inc.	4,491	20,951
LCI Industries	209	20,858
Steven Madden Ltd.*	541	20,856
ILG, Inc.	995	20,855

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

FirstCash, Inc.	418	$20,545
American Eagle Outfitters, Inc.	1,464	20,539
Five Below, Inc.*	471	20,399
Dave & Buster’s Entertainment, Inc.*	333	20,343
Anixter International, Inc.*	256	20,301
Children’s Place, Inc.[1]	165	19,808
Marriott Vacations Worldwide Corp.	197	19,686
Papa John’s International, Inc.	240	19,210
Dorman Products, Inc.*	233	19,136
Big Lots, Inc.	392	19,082
Churchill Downs, Inc.	119	18,903
UniFirst Corp.	133	18,813
Allegiant Travel Co. — Class A	117	18,749
HNI Corp.	399	18,390
Lithia Motors, Inc. — Class A	209	17,900
Bloomin’ Brands, Inc.	904	17,836
IMAX Corp.*	519	17,646
Deckers Outdoor Corp.*	285	17,023
Herman Miller, Inc.	528	16,658
TRI Pointe Group, Inc.*	1,309	16,414
PriceSmart, Inc.	177	16,319
Chico’s FAS, Inc.	1,148	16,302
Boyd Gaming Corp.*	726	15,979
RH*,1	339	15,683
iRobot Corp.*	236	15,609
SkyWest, Inc.	441	15,104
Cooper-Standard Holdings, Inc.*	132	14,642
AMC Entertainment Holdings, Inc. — Class A	465	14,624
KB Home	735	14,611
Columbia Sportswear Co.	237	13,924
Group 1 Automotive, Inc.	182	13,483
American Axle & Manufacturing Holdings, Inc.*	676	12,695
Steelcase, Inc. — Class A	757	12,680
Gentherm, Inc.*	320	12,560
Core-Mark Holding Company, Inc.	402	12,538
Meritor, Inc.*	723	12,385
Meritage Homes Corp.*	335	12,328
DSW, Inc. — Class A	592	12,243
Penn National Gaming, Inc.*	656	12,090
Mobile Mini, Inc.	389	11,864
La-Z-Boy, Inc.	431	11,636
Bob Evans Farms, Inc.	176	11,417
American Woodmark Corp.*	122	11,200
MDC Holdings, Inc.	366	10,998
BMC Stock Holdings, Inc.*	484	10,937
Interface, Inc. — Class A	569	10,839
Scientific Games Corp. — Class A*	457	10,808
SeaWorld Entertainment, Inc.	588	10,743
Wabash National Corp.	518	10,717
Navistar International Corp.*	435	10,710
Asbury Automotive Group, Inc.*	176	10,578
HSN, Inc.	275	10,203
La Quinta Holdings, Inc.*	745	10,072
Knoll, Inc.	423	10,072
Genesco, Inc.*	180	9,981
Caleres, Inc.	377	9,960
Sonic Corp.	392	9,941
Select Comfort Corp.*	397	9,842
Pinnacle Entertainment, Inc.*	479	9,349
Installed Building Products, Inc.*	177	9,337
Standard Motor Products, Inc.	189	9,287
Callaway Golf Co.	828	9,166
ClubCorp Holdings, Inc.	566	9,084
Triton International Ltd.	352	9,078
Liberty TripAdvisor Holdings, Inc. — Class A*	639	9,010
Belmond Ltd. — Class A*	736	8,906
Cavco Industries, Inc.*	75	8,730
ScanSource, Inc.*	221	8,674
International Speedway Corp. — Class A	233	8,609
Rush Enterprises, Inc. — Class A*	260	8,601
Universal Electronics, Inc.*	124	8,494
DineEquity, Inc.	154	8,381
G-III Apparel Group Ltd.*	379	8,296
Denny’s Corp.*	667	8,251
Oxford Industries, Inc.	135	7,730
BJ’s Restaurants, Inc.*	183	7,393
Abercrombie & Fitch Co. — Class A	598	7,134
Winnebago Industries, Inc.	236	6,903
National CineMedia, Inc.	541	6,833
H&E Equipment Services, Inc.	278	6,817
Red Robin Gourmet Burgers, Inc.*	115	6,722
Ethan Allen Interiors, Inc.	217	6,651
Ascena Retail Group, Inc.*	1,521	6,479
Caesars Acquisition Co. — Class A*	419	6,453
Fossil Group, Inc.*	369	6,439
Tailored Brands, Inc.	429	6,409
Taylor Morrison Home Corp. — Class A*	296	6,311
Guess?, Inc.	537	5,988
Douglas Dynamics, Inc.	195	5,977
Express, Inc.*	655	5,967
Ollie’s Bargain Outlet Holdings, Inc.*	178	5,963
AdvancePierre Foods Holdings, Inc.	190	5,922
Hibbett Sports, Inc.*	200	5,900
Red Rock Resorts, Inc. — Class A	264	5,856
Isle of Capri Casinos, Inc.*	220	5,799
Fiesta Restaurant Group, Inc.*	235	5,687
Fox Factory Holding Corp.*	197	5,654
Superior Industries International, Inc.	221	5,602
Wesco Aircraft Holdings, Inc.*	489	5,575
Ruth’s Hospitality Group, Inc.	277	5,554
Tile Shop Holdings, Inc.	286	5,506
Kimball International, Inc. — Class B	324	5,346
Marcus Corp.	164	5,264
Finish Line, Inc. — Class A	368	5,237
Francesca’s Holdings Corp.*	336	5,158
Barnes & Noble, Inc.	556	5,143
M/I Homes, Inc.*	209	5,121
Pier 1 Imports, Inc.[1]	713	5,105
Modine Manufacturing Co.*	414	5,051

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

SiteOne Landscape Supply, Inc.*	103	$4,986
Essendant, Inc.	327	4,954
Sonic Automotive, Inc. — Class A	247	4,952
Motorcar Parts of America, Inc.*	161	4,948
Cato Corp. — Class A	225	4,941
Nautilus, Inc.*	269	4,909
Tower International, Inc.	180	4,878
Lumber Liquidators Holdings, Inc.*,1	232	4,870
Eldorado Resorts, Inc.*	253	4,788
Caesars Entertainment Corp.*	496	4,737
MarineMax, Inc.*	218	4,720
Buckle, Inc.	253	4,706
Shake Shack, Inc. — Class A*	139	4,643
LGI Homes, Inc.*,1	136	4,612
Crocs, Inc.*	649	4,588
GNC Holdings, Inc. — Class A1	603	4,438
William Lyon Homes — Class A*	211	4,351
Vitamin Shoppe, Inc.*,1	213	4,292
Chuy’s Holdings, Inc.*	144	4,291
Carrols Restaurant Group, Inc.*	301	4,259
Fred’s, Inc. — Class A1	310	4,061
Titan International, Inc.	390	4,033
Haverty Furniture Companies, Inc.	164	3,993
Wingstop, Inc.[1]	139	3,931
Unifi, Inc.*	138	3,918
Biglari Holdings, Inc.*	9	3,888
Regis Corp.*	326	3,821
Veritiv Corp.*	73	3,781
Del Frisco’s Restaurant Group, Inc.*	209	3,772
EZCORP, Inc. — Class A*	445	3,627
Intrawest Resorts Holdings, Inc.*	142	3,551
Malibu Boats, Inc. — Class A*	158	3,547
PetMed Express, Inc.	175	3,525
Century Communities, Inc.*	134	3,404
Movado Group, Inc.	136	3,393
Barnes & Noble Education, Inc.*	352	3,376
Acushnet Holdings Corp.*	195	3,370
Beazer Homes USA, Inc.*	277	3,360
Camping World Holdings, Inc. — Class A	104	3,353
Party City Holdco, Inc.*	237	3,330
Planet Fitness, Inc. — Class A	162	3,122
Zoe’s Kitchen, Inc.*	168	3,108
Hooker Furniture Corp.	100	3,105
Daktronics, Inc.	322	3,043
REV Group, Inc.	110	3,033
Metaldyne Performance Group, Inc.	132	3,016
PC Connection, Inc.	101	3,009
Culp, Inc.	95	2,964
Shoe Carnival, Inc.	120	2,948
Flexsteel Industries, Inc.	58	2,923
Potbelly Corp.*	209	2,905
Zumiez, Inc.*	158	2,891
Iconix Brand Group, Inc.*	377	2,835
Libbey, Inc.	193	2,814
Monarch Casino & Resort, Inc.*	94	2,777
Del Taco Restaurants, Inc.*	203	2,692
Eros International plc*,1	260	2,678
PICO Holdings, Inc.*	191	2,674
Miller Industries, Inc.	97	2,556
America’s Car-Mart, Inc.*	70	2,552
Bassett Furniture Industries, Inc.	91	2,448
Hovnanian Enterprises, Inc. — Class A*	1,072	2,433
Titan Machinery, Inc.*	156	2,393
Perry Ellis International, Inc.*	111	2,384
Winmark Corp.	21	2,373
Big 5 Sporting Goods Corp.	157	2,371
Spartan Motors, Inc.	292	2,336
Supreme Industries, Inc. — Class A	114	2,309
NACCO Industries, Inc. — Class A	33	2,303
Reading International, Inc. — Class A*	148	2,300
GMS, Inc.*	63	2,208
Citi Trends, Inc.[1]	127	2,159
Freshpet, Inc.*,1	196	2,156
El Pollo Loco Holdings, Inc.*,1	178	2,127
Habit Restaurants, Inc. — Class A*	119	2,106
Green Brick Partners, Inc.*	204	2,030
Lifetime Brands, Inc.	98	1,970
Speedway Motorsports, Inc.	104	1,959
Duluth Holdings, Inc. — Class B*,1	85	1,810
AV Homes, Inc.*	109	1,793
Bojangles’, Inc.*	87	1,784
Rush Enterprises, Inc. — Class B*	55	1,715
Vera Bradley, Inc.*	178	1,657
Nathan’s Famous, Inc.*	26	1,629
Horizon Global Corp.*	117	1,624
Kirkland’s, Inc.*	130	1,612
Weyco Group, Inc.	57	1,601
Conn’s, Inc.*	178	1,558
West Marine, Inc.	162	1,545
Johnson Outdoors, Inc. — Class A	42	1,533
Tuesday Morning Corp.*	394	1,478
Ruby Tuesday, Inc.*	523	1,470
Century Casinos, Inc.*	187	1,413
Sequential Brands Group, Inc.*	345	1,342
Superior Uniform Group, Inc.	71	1,321
Golden Entertainment, Inc.	91	1,204
Escalade, Inc.	93	1,200
New Home Company, Inc.*	113	1,182
J Alexander’s Holdings, Inc.*	117	1,176
Boot Barn Holdings, Inc.*	118	1,167
Lindblad Expeditions Holdings, Inc.*	130	1,165
Sears Holdings Corp.*,1	100	1,149
Systemax, Inc.	102	1,131
At Home Group, Inc.*	74	1,122
Delta Apparel, Inc.*	63	1,111
MCBC Holdings, Inc.	68	1,100
Sportsman’s Warehouse Holdings, Inc.*	228	1,090
Build-A-Bear Workshop, Inc. — Class A*	120	1,062
Jamba, Inc.*	113	1,023
Marine Products Corp.	90	978
Tilly’s, Inc. — Class A	103	929
Destination XL Group, Inc.*	318	906

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Strattec Security Corp.	31	$862
Stein Mart, Inc.	274	825
Blue Bird Corp.*	47	806
JAKKS Pacific, Inc.*	135	743
Empire Resorts, Inc.*	30	728
UCP, Inc. — Class A*	71	721
Fogo De Chao, Inc.*	44	715
Unique Fabricating, Inc.	58	698
Red Lion Hotels Corp.*	98	691
Gaia, Inc.*	60	597
Container Store Group, Inc.*	141	596
Stage Stores, Inc.[1]	226	585
Noodles & Co.*	98	564
Luby’s, Inc.*	171	532
Kona Grill, Inc.*	69	435
Sears Hometown and Outlet Stores, Inc.*	100	390
Vince Holding Corp.*	188	291
Performance Sports Group Ltd.*	298	246
CompX International, Inc.	14	215
Workhorse Group, Inc.*	73	192
Total Consumer, Cyclical		1,878,234

Technology - 4.6%
Advanced Micro Devices, Inc.*	6,553	95,407
Microsemi Corp.*	991	51,066
Take-Two Interactive Software, Inc.*	845	50,084
Aspen Technology, Inc.*	689	40,596
Cavium, Inc.*	563	40,345
MAXIMUS, Inc.	564	35,080
Fair Isaac Corp.	271	34,946
j2 Global, Inc.	414	34,738
Cirrus Logic, Inc.*	551	33,439
MKS Instruments, Inc.	467	32,106
EPAM Systems, Inc.*	424	32,019
Blackbaud, Inc.	416	31,895
Monolithic Power Systems, Inc.	343	31,590
NetScout Systems, Inc.*	788	29,904
Entegris, Inc.*	1,244	29,110
Integrated Device Technology, Inc.*	1,186	28,073
Medidata Solutions, Inc.*	483	27,864
Science Applications International Corp.	372	27,676
Silicon Laboratories, Inc.*	363	26,699
CACI International, Inc. — Class A*	214	25,102
Verint Systems, Inc.*	547	23,727
Lumentum Holdings, Inc.*	444	23,688
Paycom Software, Inc.*	387	22,256
ACI Worldwide, Inc.*	1,014	21,690
Electronics for Imaging, Inc.*	414	20,216
Acxiom Corp.*	682	19,417
Semtech Corp.*	568	19,198
Diebold Nixdorf, Inc.	602	18,481
CommVault Systems, Inc.*	340	17,272
Inphi Corp.*	353	17,233
Cornerstone OnDemand, Inc.*	443	17,228
RealPage, Inc.*	474	16,543
Convergys Corp.	781	16,518
Power Integrations, Inc.	242	15,912
Cabot Microelectronics Corp.	207	15,858
MicroStrategy, Inc. — Class A*	84	15,776
NeuStar, Inc. — Class A*	475	15,746
HubSpot, Inc.*	255	15,440
Ambarella, Inc.*	281	15,374
Synaptics, Inc.*	308	15,249
Xperi Corp.	434	14,734
Mercury Systems, Inc.*	371	14,488
3D Systems Corp.*,1	942	14,092
Pegasystems, Inc.	317	13,900
MaxLinear, Inc. — Class A*	490	13,744
Ebix, Inc.	222	13,598
ExlService Holdings, Inc.*	286	13,545
Brooks Automation, Inc.	598	13,395
MACOM Technology Solutions Holdings, Inc.*	277	13,379
Insight Enterprises, Inc.*	322	13,231
2U, Inc.*	323	12,809
Progress Software Corp.	439	12,753
Omnicell, Inc.*	312	12,683
Rambus, Inc.*	957	12,574
Envestnet, Inc.*	365	11,790
Callidus Software, Inc.*	537	11,465
CSG Systems International, Inc.	282	10,662
Veeco Instruments, Inc.*	349	10,418
BroadSoft, Inc.*	259	10,412
Amkor Technology, Inc.*	879	10,188
Sykes Enterprises, Inc.*	339	9,967
Qualys, Inc.*	240	9,096
InvenSense, Inc. — Class A*	719	9,081
Synchronoss Technologies, Inc.*	363	8,857
Stratasys Ltd.*,1	431	8,831
SPS Commerce, Inc.*	147	8,598
Super Micro Computer, Inc.*	339	8,594
Bottomline Technologies de, Inc.*	353	8,348
Globant S.A.*	227	8,263
MTS Systems Corp.	147	8,092
Diodes, Inc.*	335	8,057
Cray, Inc.*	354	7,753
ManTech International Corp. — Class A	218	7,549
Virtusa Corp.*	244	7,374
Lattice Semiconductor Corp.*	1,055	7,301
Monotype Imaging Holdings, Inc.	357	7,176
FormFactor, Inc.*	604	7,157
New Relic, Inc.*	192	7,117
Box, Inc. — Class A*	429	6,997
Nimble Storage, Inc.*	554	6,925
Quality Systems, Inc.*	449	6,843
Nanometrics, Inc.*	209	6,366
Unisys Corp.*	441	6,152
Photronics, Inc.*	574	6,142
CEVA, Inc.*	173	6,142
Pure Storage, Inc. — Class A*,1	600	5,898
Rudolph Technologies, Inc.*	263	5,891
Ultratech, Inc.*	190	5,628
Vocera Communications, Inc.*	218	5,413

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

PDF Solutions, Inc.*	238	$5,384
PROS Holdings, Inc.*	222	5,370
Axcelis Technologies, Inc.*	257	4,832
Five9, Inc.*,1	290	4,773
Syntel, Inc.	283	4,763
Ultra Clean Holdings, Inc.*	282	4,757
Cotiviti Holdings, Inc.*	113	4,704
Exar Corp.*	359	4,671
Engility Holdings, Inc.*	159	4,601
Barracuda Networks, Inc.*	193	4,460
Actua Corp.*	315	4,426
Cohu, Inc.	233	4,301
TeleTech Holdings, Inc.	145	4,292
Xcerra Corp.*	464	4,125
Silver Spring Networks, Inc.*	333	3,760
MINDBODY, Inc. — Class A*	127	3,486
InnerWorkings, Inc.*	337	3,357
Hortonworks, Inc.*	336	3,296
IXYS Corp.	221	3,216
LivePerson, Inc.*	468	3,206
Benefitfocus, Inc.*,1	114	3,186
Carbonite, Inc.*	156	3,167
Evolent Health, Inc. — Class A*	141	3,144
Bazaarvoice, Inc.*	722	3,105
Varonis Systems, Inc.*	95	3,021
Workiva, Inc.*	192	3,005
Computer Programs & Systems, Inc.[1]	99	2,772
Sapiens International Corporation N.V.	214	2,756
Digi International, Inc.*	229	2,725
Alpha & Omega Semiconductor Ltd.*	151	2,596
Blackline, Inc.*	87	2,589
Xactly Corp.*	200	2,380
American Software, Inc. — Class A	228	2,344
Brightcove, Inc.*	263	2,341
Digimarc Corp.*	86	2,322
QAD, Inc. — Class A	83	2,311
DSP Group, Inc.*	190	2,280
Kopin Corp.*	542	2,222
Immersion Corp.*	255	2,208
Instructure, Inc.*	94	2,200
Jive Software, Inc.*	508	2,184
KEYW Holding Corp.*	229	2,162
EMCORE Corp.	231	2,079
Glu Mobile, Inc.*	905	2,054
Model N, Inc.*	196	2,048
Sigma Designs, Inc.*	315	1,969
pdvWireless, Inc.*	87	1,901
Appfolio, Inc. — Class A*	67	1,822
MobileIron, Inc.*	408	1,775
Mitek Systems, Inc.*	259	1,722
Eastman Kodak Co.*	149	1,714
Rosetta Stone, Inc.*	170	1,658
Maxwell Technologies, Inc.*	276	1,604
GigPeak, Inc.*	513	1,580
Exa Corp.*	123	1,562
DMC Global, Inc.	124	1,538
Planet Payment, Inc.*	373	1,485
Park City Group, Inc.*	115	1,420
USA Technologies, Inc.*	315	1,339
Avid Technology, Inc.*	282	1,314
Castlight Health, Inc. — Class B*	355	1,296
Agilysys, Inc.*	133	1,257
Radisys Corp.*	313	1,252
Amber Road, Inc.*	157	1,212
Impinj, Inc.*,1	40	1,211
Guidance Software, Inc.*	198	1,168
ExOne Co.*,1	98	999
NCI, Inc. — Class A*	54	813
Cogint, Inc.*	134	623
ALJ Regional Holdings, Inc.*	162	603
SecureWorks Corp. — Class A*	53	504
NantHealth, Inc.*,1	58	288
Majesco*	51	263
Total Technology		1,754,902

Communications - 2.8%
LogMeIn, Inc.	451	43,974
Ciena Corp.*	1,208	28,521
ViaSat, Inc.*	445	28,400
Nexstar Media Group, Inc. — Class A	381	26,727
Proofpoint, Inc.*	359	26,695
InterDigital, Inc.	304	26,235
Finisar Corp.*	945	25,836
Sinclair Broadcast Group, Inc. — Class A1	581	23,531
GrubHub, Inc.*,1	710	23,351
Viavi Solutions, Inc.*	2,063	22,115
Meredith Corp.	330	21,318
Zendesk, Inc.*	715	20,048
TiVo Corp.	1,030	19,312
DigitalGlobe, Inc.*	556	18,208
Time, Inc.	904	17,492
WebMD Health Corp. — Class A*	328	17,279
Stamps.com, Inc.*,1	143	16,924
Plantronics, Inc.	292	15,800
Cogent Communications Holdings, Inc.	366	15,756
New York Times Co. — Class A	1,094	15,753
ePlus, Inc.*	110	14,856
Shutterfly, Inc.*	303	14,632
RingCentral, Inc. — Class A*	515	14,574
NETGEAR, Inc.*	284	14,072
Liberty Media Corporation - Liberty Media — Class C*	406	13,865
Infinera Corp.*	1,236	12,644
EW Scripps Co. — Class A*	523	12,259
MSG Networks, Inc. — Class A*	524	12,235
8x8, Inc.*	775	11,819
Ubiquiti Networks, Inc.*	229	11,510
Shenandoah Telecommunications Co.	406	11,388
NIC, Inc.	558	11,271
Wayfair, Inc. — Class A*,1	277	11,216
Ixia*	565	11,102
Houghton Mifflin Harcourt Co.*	1,091	11,074
Vonage Holdings Corp.*	1,681	10,624

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Imperva, Inc.*	253	$10,386
Consolidated Communications Holdings, Inc.[1]	437	10,235
Scholastic Corp.	239	10,174
Gigamon, Inc.*	285	10,132
Etsy, Inc.*	923	9,811
Oclaro, Inc.*	984	9,663
West Corp.	380	9,280
ADTRAN, Inc.	432	8,964
Windstream Holdings, Inc.[1]	1,598	8,709
Gannett Company, Inc.	1,033	8,657
Gray Television, Inc.*	564	8,178
Q2 Holdings, Inc.*	225	7,841
TrueCar, Inc.*,1	478	7,395
Web.com Group, Inc.*	375	7,238
World Wrestling Entertainment, Inc. — Class A	317	7,044
Iridium Communications, Inc.*,1	726	7,006
Shutterstock, Inc.*,1	168	6,947
Extreme Networks, Inc.*	908	6,819
Liberty Media Corporation - Liberty Media — Class A*	201	6,573
Cincinnati Bell, Inc.*	371	6,567
Liberty Media Corporation - Liberty Braves — Class C*	277	6,551
ATN International, Inc.	93	6,549
Chegg, Inc.*,1	708	5,976
Blucora, Inc.*	344	5,951
GTT Communications, Inc.*	233	5,674
New Media Investment Group, Inc.	390	5,542
HealthStream, Inc.*	227	5,500
Gogo, Inc.*	494	5,434
ORBCOMM, Inc.*	568	5,424
Perficient, Inc.*	310	5,382
Quotient Technology, Inc.*	563	5,377
CalAmp Corp.*	315	5,289
General Communication, Inc. — Class A*	244	5,075
Globalstar, Inc.*	2,973	4,757
Loral Space & Communications, Inc.*	115	4,531
MDC Partners, Inc. — Class A	449	4,221
Endurance International Group Holdings, Inc.*	528	4,145
Boingo Wireless, Inc.*	313	4,066
Bankrate, Inc.*	417	4,024
Harmonic, Inc.*	673	4,004
XO Group, Inc.*	224	3,855
ShoreTel, Inc.*	592	3,642
VASCO Data Security International, Inc.*	265	3,578
A10 Networks, Inc.*	388	3,550
Entravision Communications Corp. — Class A	572	3,546
Spok Holdings, Inc.	181	3,439
Entercom Communications Corp. — Class A1	229	3,274
tronc, Inc.*	235	3,271
FTD Companies, Inc.*	155	3,122
FairPoint Communications, Inc.*	186	3,088
Straight Path Communications, Inc. — Class B*,1	84	3,021
Trade Desk, Inc. — Class A*	80	2,980
Lumos Networks Corp.*	166	2,938
Comtech Telecommunications Corp.	199	2,933
Lands’ End, Inc.*	132	2,831
Sonus Networks, Inc.*	419	2,761
RetailMeNot, Inc.*	338	2,738
Acacia Communications, Inc.*,1	46	2,697
Rapid7, Inc.*	176	2,636
Calix, Inc.*	363	2,632
Telenav, Inc.*	286	2,474
NeoPhotonics Corp.*	271	2,442
Silicom Ltd.	49	2,434
RigNet, Inc.*	112	2,402
1-800-Flowers.com, Inc. — Class A*	230	2,346
ChannelAdvisor Corp.*	204	2,275
Zix Corp.*	467	2,246
Daily Journal Corp.*	10	2,143
MeetMe, Inc.*	363	2,138
Central European Media Enterprises Ltd. — Class A*	673	2,086
Overstock.com, Inc.*	117	2,012
Angie’s List, Inc.*	349	1,989
IDT Corp. — Class B	153	1,946
Liberty Media Corporation - Liberty Braves — Class A*	81	1,939
Rubicon Project, Inc.*	327	1,926
HC2 Holdings, Inc.*	294	1,823
Liquidity Services, Inc.*	220	1,760
DHI Group, Inc.*	441	1,742
Clearfield, Inc.*	102	1,678
Saga Communications, Inc. — Class A	32	1,634
Limelight Networks, Inc.*	625	1,613
Reis, Inc.	78	1,396
Global Eagle Entertainment, Inc.*	411	1,311
QuinStreet, Inc.*	321	1,252
TechTarget, Inc.*	138	1,246
Hawaiian Telcom Holdco, Inc.*	53	1,214
Black Box Corp.	132	1,181
Intelsat S.A.*	277	1,150
Preformed Line Products Co.	22	1,147
KVH Industries, Inc.*	133	1,117
Rightside Group Ltd.*	103	1,022
RealNetworks, Inc.*	206	997
VirnetX Holding Corp.*,1	426	980
Autobytel, Inc.*	77	965
Townsquare Media, Inc. — Class A*	77	938
Aerohive Networks, Inc.*	211	888
Marchex, Inc. — Class B*	293	797
Salem Media Group, Inc. — Class A	99	738
Radio One, Inc. — Class D*	217	716
Corindus Vascular Robotics, Inc.*	483	633
NII Holdings, Inc.*	470	611
Global Sources Ltd.*	73	602

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Numerex Corp. — Class A*	122	$582
Hemisphere Media Group, Inc.*	46	541
Value Line, Inc.	10	172
Total Communications		1,051,283

Basic Materials - 1.9%
Chemours Co.	1,596	61,447
Olin Corp.	1,443	47,431
Sensient Technologies Corp.	391	30,992
US Silica Holdings, Inc.	640	30,713
PolyOne Corp.	739	25,192
Minerals Technologies, Inc.	304	23,286
Balchem Corp.	277	22,830
Ingevity Corp.*	374	22,758
HB Fuller Co.	440	22,686
GCP Applied Technologies, Inc.*	623	20,341
Cliffs Natural Resources, Inc.*	2,443	20,057
Commercial Metals Co.	1,010	19,321
AK Steel Holding Corp.*	2,649	19,046
Chemtura Corp.*	560	18,704
Stillwater Mining Co.*	1,075	18,565
Hecla Mining Co.	3,357	17,759
Allegheny Technologies, Inc.	955	17,152
Carpenter Technology Corp.	407	15,181
Quaker Chemical Corp.	114	15,009
Stepan Co.	172	13,555
Innospec, Inc.	208	13,468
Kaiser Aluminum Corp.	157	12,544
Coeur Mining, Inc.*	1,548	12,508
Univar, Inc.*	379	11,620
Ferro Corp.*	732	11,119
Schweitzer-Mauduit International, Inc.	266	11,018
Neenah Paper, Inc.	146	10,906
Tronox Ltd. — Class A	568	10,480
Innophos Holdings, Inc.	170	9,175
Clearwater Paper Corp.*	149	8,344
PH Glatfelter Co.	382	8,305
Kraton Corp.*	260	8,039
A. Schulman, Inc.	253	7,957
Koppers Holdings, Inc.*	179	7,581
Deltic Timber Corp.	94	7,343
Calgon Carbon Corp.	442	6,453
Ferroglobe plc	575	5,940
Materion Corp.	175	5,871
Fairmount Santrol Holdings, Inc.*	781	5,725
Century Aluminum Co.*	439	5,571
Rayonier Advanced Materials, Inc.	379	5,098
Schnitzer Steel Industries, Inc. — Class A	230	4,750
CSW Industrials, Inc.*	127	4,661
Hawkins, Inc.	86	4,214
American Vanguard Corp.	249	4,133
Aceto Corp.	257	4,063
OMNOVA Solutions, Inc.*	373	3,693
KMG Chemicals, Inc.	80	3,686
Kronos Worldwide, Inc.	193	3,171
Landec Corp.*	235	2,820
Gold Resource Corp.	439	1,984
Orchids Paper Products Co.[1]	80	1,920
Oil-Dri Corporation of America	44	1,640
Codexis, Inc.*	294	1,411
Ryerson Holding Corp.*	112	1,411
United States Lime & Minerals, Inc.	17	1,343
AgroFresh Solutions, Inc.*	193	843
Valhi, Inc.	221	725
Total Basic Materials		713,558

Utilities - 1.5%
IDACORP, Inc.	445	36,916
WGL Holdings, Inc.	443	36,560
Portland General Electric Co.	787	34,958
Southwest Gas Holdings, Inc.	416	34,490
ONE Gas, Inc.	458	30,961
Black Hills Corp.	453	30,111
New Jersey Resources Corp.	755	29,898
ALLETE, Inc.	437	29,589
Spire, Inc.	394	26,595
PNM Resources, Inc.	704	26,048
NorthWestern Corp.	428	25,124
South Jersey Industries, Inc.	704	25,098
Avista Corp.	557	21,751
MGE Energy, Inc.	307	19,955
Ormat Technologies, Inc.	341	19,465
El Paso Electric Co.	355	17,928
California Water Service Group	423	15,164
American States Water Co.	322	14,265
Northwest Natural Gas Co.	239	14,125
Otter Tail Corp.	333	12,621
Atlantica Yield plc	518	10,857
NRG Yield, Inc. — Class C	559	9,894
Chesapeake Utilities Corp.	138	9,550
Dynegy, Inc.*	1,027	8,072
SJW Group	144	6,944
Unitil Corp.	123	5,539
NRG Yield, Inc. — Class A	307	5,339
Middlesex Water Co.	139	5,136
Connecticut Water Service, Inc.	95	5,049
York Water Co.	113	3,961
Atlantic Power Corp.*	1,018	2,698
Artesian Resources Corp. — Class A	68	2,214
Delta Natural Gas Company, Inc.	59	1,791
Consolidated Water Company Ltd.	128	1,491
EnerNOC, Inc.*	235	1,410
Spark Energy, Inc. — Class A	43	1,374
Ameresco, Inc. — Class A*	187	1,225
Genie Energy Ltd. — Class B	114	825
Global Water Resources, Inc.	73	635
Total Utilities		585,626

Energy - 1.4%
RSP Permian, Inc.*	864	35,797
PDC Energy, Inc.*	492	30,676
Oasis Petroleum, Inc.*	2,050	29,233
Western Refining, Inc.	710	24,899
Callon Petroleum Co.*	1,612	21,215

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

SemGroup Corp. — Class A	582	$20,952
Matador Resources Co.*	760	18,080
NOW, Inc.*	942	15,975
Carrizo Oil & Gas, Inc.*	532	15,247
MRC Global, Inc.*	824	15,104
Oil States International, Inc.*	451	14,951
McDermott International, Inc.*	2,125	14,344
SRC Energy, Inc.*	1,634	13,791
Delek US Holdings, Inc.	543	13,179
Pattern Energy Group, Inc.	583	11,735
Forum Energy Technologies, Inc.*	528	10,930
Unit Corp.*	445	10,751
SEACOR Holdings, Inc.*	140	9,687
TerraForm Power, Inc. — Class A*	770	9,524
Exterran Corp.*	278	8,742
Helix Energy Solutions Group, Inc.*	1,077	8,368
Denbury Resources, Inc.*	3,093	7,980
Green Plains, Inc.	317	7,846
Archrock, Inc.	612	7,589
Clayton Williams Energy, Inc.*	52	6,868
Flotek Industries, Inc.*	480	6,139
Newpark Resources, Inc.*	730	5,913
Thermon Group Holdings, Inc.*	282	5,877
Atwood Oceanics, Inc.*,1	583	5,556
Seadrill Ltd.*,1	3,325	5,486
SunCoke Energy, Inc.*	567	5,081
Sanchez Energy Corp.*,1	532	5,075
Bristow Group, Inc.	295	4,487
Par Pacific Holdings, Inc.*	270	4,452
REX American Resources Corp.*	49	4,434
California Resources Corp.*	279	4,196
Matrix Service Co.*	235	3,878
Keane Group, Inc.*	270	3,861
TerraForm Global, Inc. — Class A*	804	3,859
Jagged Peak Energy, Inc.*	277	3,612
Renewable Energy Group, Inc.*	337	3,522
Alon USA Energy, Inc.	278	3,389
Tesco Corp.*	407	3,276
FutureFuel Corp.	220	3,120
Sunrun, Inc.*	557	3,008
Natural Gas Services Group, Inc.*	110	2,866
Ring Energy, Inc.*	258	2,792
CVR Energy, Inc.[1]	139	2,791
Panhandle Oil and Gas, Inc. — Class A	135	2,592
Westmoreland Coal Co.*	162	2,352
TETRA Technologies, Inc.*	576	2,344
Era Group, Inc.*	171	2,267
Plug Power, Inc.*	1,473	2,033
Trecora Resources*	175	1,943
Cobalt International Energy, Inc.*	3,587	1,913
Pioneer Energy Services Corp.*	466	1,864
Parker Drilling Co.*	1,062	1,859
Geospace Technologies Corp.*	114	1,850
CARBO Ceramics, Inc.*	140	1,826
Pacific Ethanol, Inc.*	253	1,733
Evolution Petroleum Corp.	215	1,720
Clean Energy Fuels Corp.*	659	1,680
EP Energy Corp. — Class A*,1	340	1,615
Abraxas Petroleum Corp.*	795	1,606
Independence Contract Drilling, Inc.*	264	1,455
Contango Oil & Gas Co.*	197	1,442
Bill Barrett Corp.*	312	1,420
Jones Energy, Inc. — Class A*	546	1,391
Eclipse Resources Corp.*	501	1,273
PHI, Inc.*	104	1,246
Northern Oil and Gas, Inc.*	412	1,071
Willbros Group, Inc.*	381	1,044
Dawson Geophysical Co.*	178	990
TPI Composites, Inc.*	52	989
W&T Offshore, Inc.*	311	861
EXCO Resources, Inc.*	1,233	764
Isramco, Inc.*	6	703
Adams Resources & Energy, Inc.	18	672
Vivint Solar, Inc.*	200	560
Erin Energy Corp.*	128	307
FuelCell Energy, Inc.*	183	252
Earthstone Energy, Inc.*	19	242
Total Energy		528,012

Diversified - 0.1%
HRG Group, Inc.*	1,042	20,131
Wins Finance Holdings, Inc.*,1	11	1,595
Total Diversified		21,726

Government - 0.0%**
Banco Latinoamericano de Comercio Exterior S.A. — Class E	266	7,379

Total Common Stocks
(Cost $15,667,059)		16,586,113

WARRANTS†† - 0.0%**
Imperial Holdings, Inc.
$10.75, 10/06/19	18	—
Total Warrants
(Cost $—)		—

RIGHTS††† - 0.0%**
Tobira Therapeutics, Inc.
Expires 11/02/18	80	—
Trinity Place Holdings, Inc.
Expires 04/03/17	15	—
Omthera Pharmaceuticals, Inc.
Expires 12/31/20	110	—
Dyax Corp.
Expires 01/25/18	1,255	—
Nexstar Media Group, Inc.
Expires 01/18/19	852	—
Total Consumer, Non-cyclical
(Cost $—)		—

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 24.9%
Freddie Mac[2]
0.75% due 10/26/18[3]	$2,000,000	$1,997,254
0.75% due 04/26/19[3]	1,000,000	999,789
0.75% due 10/28/19[3]	1,000,000	997,712
Total Freddie Mac		3,994,755
Federal Farm Credit Bank[4]
1.17% due 09/12/18[5]	3,000,000	3,002,145
Farmer Mac[4]
0.65% due 07/10/17	2,500,000	2,498,285
Total Federal Agency Notes
(Cost $9,497,944)		9,495,185

CORPORATE BONDS†† - 0.0%**
Industrial - 0.0%
Mueller Industries, Inc.
6.00% due 03/01/27	1,000	993
Total Corporate Bonds
(Cost $1,000)		993

REPURCHASE AGREEMENTS††,6 - 24.6%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	8,466,254	8,466,254
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[7]	909,051	909,051
Total Repurchase Agreements
(Cost $9,375,305)		9,375,305

	Shares	Value

SECURITIES LENDING COLLATERAL†,8 - 1.4%
First American Government Obligations Fund — Class Z, 0.61%[9]	516,414	$516,414
Total Securities Lending Collateral
(Cost $516,414)		516,414

Total Investments - 94.3%
(Cost $35,057,722)		$35,974,010
Other Assets & Liabilities, net - 5.7%		2,186,844
Total Net Assets - 100.0%		$38,160,854

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $8,026,040)	116	$198,850

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
BNP Paribas April 2017 Russell 2000 Index Swap 0.58%[10], Terminating 04/28/17 (Notional Value $37,770,344)	27,253	$788,501
Barclays Bank plc April 2017 Russell 2000 Index Swap 0.81%[10], Terminating 04/28/17 (Notional Value $12,589,733)	9,084	31,792
Goldman Sachs International April 2017 Russell 2000 Index Swap 0.81%[10], Terminating 04/26/17 (Notional Value $1,281,168)	924	27,289
(Total Notional Value $51,641,245)		$847,582

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

*	Non-income producing security.
**	Less than 0.1% of net assets.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2017 — See Note 6.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[4]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[5]	Variable rate security. Rate indicated is rate effective at March 31, 2017.
[6]	Repurchase Agreements — See Note 5.
[7]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[8]	Securities lending collateral — See Note 6.
[9]	Rate indicated is the 7 day yield as of March 31, 2017.
[10]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2		Level 2 - Other*	Level 3		Total
Common Stocks	$16,586,113	$—	$—		$—	$—		$16,586,113
Equity Futures Contracts	—	198,850	—		—	—		198,850
Equity Index Swap Agreements	—	—	—		847,582	—		847,582
Federal Agency Notes	—	—	9,495,185		—	—		9,495,185
Repurchase Agreements	—	—	9,375,305		—	—		9,375,305
Rights	—	—	—		—	—	**	—
Securities Lending Collateral	516,414	—	—		—	—		516,414
Warrants	—	—	—	**	—	—		—
Corporate Bonds	—	—	993		—	—		993
Total	$17,102,527	$198,850	$18,871,483		$847,582	$—		$37,020,442

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.
**	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value - including $501,873 of securities loaned (cost $25,682,417)	$26,598,705
Repurchase agreements, at value (cost $9,375,305)	9,375,305
Total investments (cost $35,057,722)	35,974,010
Segregated cash with broker	2,552,800
Unrealized appreciation on swap agreements	847,582
Cash	1,524
Receivables:
Swap settlement	529,354
Variation margin	14,500
Securities sold	74,100
Fund shares sold	2,758,799
Dividends	16,918
Interest	14,856
Securities lending income	890
Total assets	42,785,333

Liabilities:
Payable for:
Fund shares redeemed	3,860,634
Return of securities loaned	516,414
Securities purchased	127,417
Management fees	41,267
Distribution and service fees	12,158
Transfer agent and administrative fees	11,463
Portfolio accounting fees	6,878
Miscellaneous	48,248
Total liabilities	4,624,479
Commitments and contingent liabilities (Note 11)	—
Net assets	$38,160,854

Net assets consist of:
Paid in capital	$36,498,610
Accumulated net investment loss	(1,758)
Accumulated net realized gain on investments	(298,718)
Net unrealized appreciation on investments	1,962,720
Net assets	$38,160,854

A-Class:
Net assets	$3,324,665
Capital shares outstanding	26,856
Net asset value per share	$123.80
Maximum offering price per share (Net asset value divided by 95.25%)	$129.97

C-Class:
Net assets	$835,316
Capital shares outstanding	7,381
Net asset value per share	$113.17

H-Class:
Net assets	$34,000,873
Capital shares outstanding	275,229
Net asset value per share	$123.54

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $119)	$211,853
Interest	104,243
Income from securities lending, net	5,523
Other income	126
Total investment income	321,745

Expenses:
Management fees	389,225
Transfer agent and administrative fees	108,120
Distribution and service fees:
A-Class	21,885
C-Class	10,716
H-Class	83,559
Portfolio accounting fees	64,873
Custodian fees	7,058
Trustees’ fees*	3,304
Line of credit fees	309
Miscellaneous	117,501
Total expenses	806,550
Net investment loss	(484,805)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,315,388
Swap agreements	12,107,828
Futures contracts	1,707,021
Net realized gain	20,130,237
Net change in unrealized appreciation (depreciation) on:
Investments	(3,859,610)
Swap agreements	648,263
Futures contracts	184,706
Net change in unrealized appreciation (depreciation)	(3,026,641)
Net realized and unrealized gain	17,103,596
Net increase in net assets resulting from operations	$16,618,791

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(484,805)	$(501,909)
Net realized gain (loss) on investments	20,130,237	(6,136,987)
Net change in unrealized appreciation (depreciation) on investments	(3,026,641)	(6,847,438)
Net increase (decrease) in net assets resulting from operations	16,618,791	(13,486,334)

Distributions to shareholders from:
Net realized gains
A-Class	—	(211,105)
C-Class	—	(79,122)
H-Class	—	(2,885,852)
Total distributions to shareholders	—	(3,176,079)

Capital share transactions:
Proceeds from sale of shares
A-Class	273,986,784	38,402,015
C-Class	20,699,667	17,807,074
H-Class	1,718,305,613	1,561,512,030
Distributions reinvested
A-Class	—	209,826
C-Class	—	75,366
H-Class	—	2,698,520
Cost of shares redeemed
A-Class	(276,807,775)	(38,960,360)
C-Class	(21,315,036)	(18,264,521)
H-Class	(1,714,232,826)	(1,661,616,419)
Net increase (decrease) from capital share transactions	636,427	(98,136,469)
Net increase (decrease) in net assets	17,255,218	(114,798,882)

Net assets:
Beginning of year	20,905,636	135,704,518
End of year	$38,160,854	$20,905,636
Accumulated net investment loss at end of year	$(1,758)	$(80,913)

Capital share activity*:
Shares sold
A-Class	2,620,623	377,130
C-Class	218,298	192,951
H-Class	17,247,397	16,096,647
Shares issued from reinvestment of distributions
A-Class	—	2,334
C-Class	—	909
H-Class	—	30,078
Shares redeemed
A-Class	(2,631,879)	(379,905)
C-Class	(223,991)	(196,767)
H-Class	(17,177,263)	(17,035,083)
Net increase (decrease) in shares	53,185	(911,706)

*	Capital share activity for the periods presented through March 31, 2017, has been restated to reflect a 3:1 share split effective October 31, 2016 — See Note 12.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,d,e]	Year Ended December 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$82.01	$116.47	$104.89	$72.38	$57.84	$45.13
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.18)	(.99)	(1.01)	(.93)	(.20)	(.50)
Net gain (loss) on investments (realized and unrealized)	42.97	(25.20)	13.05	35.97	14.74	13.21
Total from investment operations	41.79	(26.19)	12.04	35.04	14.54	12.71
Less distributions from:
Net realized gains	—	(8.27)	(.46)	(2.53)	—	—
Total distributions	—	(8.27)	(.46)	(2.53)	—	—
Net asset value, end of period	$123.80	$82.01	$116.47	$104.89	$72.38	$57.84

Total Return[c]	50.95%	(23.11%)	11.52%	48.84%	25.14%	28.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,325	$3,125	$4,490	$5,068	$5,149	$1,706
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.00%)	(0.98%)	(1.02%)	(1.21%)	(0.95%)
Total expenses	1.82%	1.78%	1.80%	1.76%	1.79%	1.82%
Portfolio turnover rate	810%	296%	620%	515%	88%	622%

C-Class	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,d,e]	Year Ended December 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$75.52	$108.82	$98.76	$68.76	$55.03	$43.23
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.70)	(1.62)	(1.89)	(1.53)	(.32)	(.76)
Net gain (loss) on investments (realized and unrealized)	39.35	(23.41)	12.41	34.06	14.05	12.56
Total from investment operations	37.65	(25.03)	10.52	32.53	13.73	11.80
Less distributions from:
Net realized gains	—	(8.27)	(.46)	(2.53)	—	—
Total distributions	—	(8.27)	(.46)	(2.53)	—	—
Net asset value, end of period	$113.17	$75.52	$108.82	$98.76	$68.76	$55.03

Total Return[c]	49.83%	(23.68%)	10.71%	47.76%	24.95%	27.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$835	$987	$1,739	$5,632	$2,301	$3,398
Ratios to average net assets:
Net investment income (loss)	(1.85%)	(1.74%)	(1.97%)	(1.78%)	(2.00%)	(1.48%)
Total expenses	2.58%	2.52%	2.75%	2.50%	2.49%	2.51%
Portfolio turnover rate	810%	296%	620%	515%	88%	622%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]	Year Ended March 31, 2014[e]	Period Ended March 28, 2013[a,d,e]	Year Ended December 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$81.88	$116.28	$104.73	$72.30	$57.79	$45.10
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.05)	(1.10)	(.95)	(.93)	(.21)	(.47)
Net gain (loss) on investments (realized and unrealized)	42.71	(25.03)	12.96	35.89	14.72	13.16
Total from investment operations	41.66	(26.13)	12.01	34.96	14.51	12.69
Less distributions from:
Net realized gains	—	(8.27)	(.46)	(2.53)	—	—
Total distributions	—	(8.27)	(.46)	(2.53)	—	—
Net asset value, end of period	$123.54	$81.88	$116.28	$104.73	$72.30	$57.79

Total Return[c]	50.87%	(23.10%)	11.52%	48.79%	25.12%	28.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,001	$16,793	$129,475	$63,570	$48,837	$43,854
Ratios to average net assets:
Net investment income (loss)	(1.09%)	(1.12%)	(0.95%)	(1.07%)	(1.29%)	(0.91%)
Total expenses	1.85%	1.81%	1.81%	1.78%	1.83%	1.82%
Portfolio turnover rate	810%	296%	620%	515%	88%	622%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	The Fund changed its fiscal year end from December to March in 2013.
[e]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 3:1 share split effective October 31, 2016 — See Note 12.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2017

INVERSE RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2017, Inverse Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Russell 2000® Index. Inverse Russell 2000® 2x Strategy Fund H-Class returned -42.39%, while the Russell 2000® Index returned 26.22% over the same period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Information Technology. No sector detracted; the Telecommunications Services sector contributed the least to return, followed by the Consumer Staples sector.

Advanced Micro Devices, Inc., Chemours Co., and Exelisis, Inc. were the largest contributors to the performance of the underlying index for the year. Myriad Genetics, Inc., Abercrombie & Fitch Co. Class A, and Impax Laboratories, Inc. were the leading detractors from the performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2017

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2017

	1 Year	5 Year	10 Year
A-Class Shares	-42.36%	-28.86%	-29.88%
A-Class Shares with sales charge†	-45.09%	-29.55%	-30.22%
C-Class Shares	-42.77%	-29.33%	-30.36%
C-Class Shares with CDSC‡	-43.34%	-29.33%	-30.36%
H-Class Shares	-42.39%	-28.83%	-29.90%
Russell 2000 Index	26.22%	15.60%	9.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

90 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2017
INVERSE RUSSELL 2000® 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 31.8%
Federal Farm Credit Bank[1]
1.15% due 08/10/18[2]	$3,000,000	$3,002,022
1.17% due 09/12/18[2]	2,000,000	2,001,430
Total Federal Farm Credit Bank		5,003,452
Freddie Mac[3]
0.75% due 10/26/18[4]	1,000,000	998,627
Total Federal Agency Notes
(Cost $5,998,319)		6,002,079

REPURCHASE AGREEMENTS††,5 - 58.2%
HSBC Securities, Inc. issued 03/31/17 at 0.68% due 04/03/17	8,936,606	8,936,606
Mizuho Securities LLC issued 03/31/17 at 0.71% due 04/03/17[6]	2,076,697	2,076,697
Total Repurchase Agreements
(Cost $11,013,303)		11,013,303

Total Investments - 90.0%
(Cost $17,011,622)		$17,015,382
Other Assets & Liabilities, net - 10.0%		1,894,362
Total Net Assets - 100.0%		$18,909,744

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2017 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $2,698,410)	39	$(34,521)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
BNP Paribas April 2017 Russell 2000 Index Swap 0.08%[7], Terminating 04/28/17 (Notional Value $2,078,570)	1,500	$(25,232)
Barclays Bank plc April 2017 Russell 2000 Index Swap 0.31%[7], Terminating 04/28/17 (Notional Value $20,176,837)	14,558	(44,652)
Goldman Sachs International April 2017 Russell 2000 Index Swap 0.51%[7], Terminating 04/26/17 (Notional Value $12,931,594)	9,331	(213,138)
(Total Notional Value $35,187,001)		$(283,022)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Variable rate security. Rate indicated is rate effective at March 31, 2017.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[5]	Repurchase Agreements — See Note 5.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2017.
[7]	Total Return based on Russell 2000 Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2017
INVERSE RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Federal Agency Notes	$—	$—	$6,002,079	$—	$—	$6,002,079
Repurchase Agreements	—	—	11,013,303	—	—	11,013,303
Total	$—	$—	$17,015,382	$—	$—	$17,015,382

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Futures Contracts	$—	$34,521	$—	$—	$—	$34,521
Equity Index Swap Agreements	—	—	—	283,022	—	283,022
Total	$—	$34,521	$—	$283,022	$—	$317,543

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended March 31, 2017, there were no transfers between levels.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments, at value (cost $5,998,319)	$6,002,079
Repurchase agreements, at value (cost $11,013,303)	11,013,303
Total investments (cost $17,011,622)	17,015,382
Segregated cash with broker	1,638,701
Receivables:
Fund shares sold	1,668,748
Interest	6,857
Total assets	20,329,688

Liabilities:
Unrealized depreciation on swap agreements	283,022
Payable for:
Fund shares redeemed	1,066,163
Swap settlement	33,290
Management fees	11,515
Variation margin	4,875
Distribution and service fees	3,744
Transfer agent and administrative fees	3,199
Portfolio accounting fees	1,919
Miscellaneous	12,217
Total liabilities	1,419,944
Commitments and contingent liabilities (Note 11)	—
Net assets	$18,909,744

Net assets consist of:
Paid in capital	$103,753,411
Accumulated net investment loss	(46,445)
Accumulated net realized loss on investments	(84,483,439)
Net unrealized depreciation on investments	(313,783)
Net assets	$18,909,744

A-Class:
Net assets	$1,635,531
Capital shares outstanding	26,194
Net asset value per share	$62.44
Maximum offering price per share (Net asset value divided by 95.25%)	$65.55

C-Class:
Net assets	$742,987
Capital shares outstanding	12,960
Net asset value per share	$57.33

H-Class:
Net assets	$16,531,226
Capital shares outstanding	265,871
Net asset value per share	$62.18

STATEMENT OF OPERATIONS
Year Ended March 31, 2017

Investment Income:
Interest	$71,774
Total investment income	71,774

Expenses:
Management fees	170,602
Transfer agent and administrative fees	47,391
Distribution and service fees:
A-Class	3,055
C-Class	8,000
H-Class	42,340
Portfolio accounting fees	28,436
Registration fees	22,419
Custodian fees	3,323
Trustees’ fees*	1,958
Miscellaneous	28,264
Total expenses	355,788
Net investment loss	(284,014)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,379
Swap agreements	(7,959,580)
Futures contracts	(835,014)
Net realized loss	(8,789,215)
Net change in unrealized appreciation (depreciation) on:
Investments	3,329
Swap agreements	383,811
Futures contracts	(30,022)
Net change in unrealized appreciation (depreciation)	357,118
Net realized and unrealized loss	(8,432,097)
Net decrease in net assets resulting from operations	$(8,716,111)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(284,014)	$(330,200)
Net realized gain (loss) on investments	(8,789,215)	397,229
Net change in unrealized appreciation (depreciation) on investments	357,118	(459,757)
Net decrease in net assets resulting from operations	(8,716,111)	(392,728)

Capital share transactions:
Proceeds from sale of shares
A-Class	45,895,980	17,385,209
C-Class	20,754,352	26,400,620
H-Class	614,160,077	870,446,662
Cost of shares redeemed
A-Class	(44,896,781)	(16,356,923)
C-Class	(20,349,246)	(26,350,201)
H-Class	(636,926,545)	(833,832,478)
Net increase (decrease) from capital share transactions	(21,362,163)	37,692,889
Net increase (decrease) in net assets	(30,078,274)	37,300,161

Net assets:
Beginning of year	48,988,018	11,687,857
End of year	$18,909,744	$48,988,018
Accumulated net investment loss at end of year	$(46,445)	$(106,129)

Capital share activity*:
Shares sold
A-Class	596,297	152,625
C-Class	287,190	259,409
H-Class	7,732,369	8,010,182
Shares redeemed
A-Class	(582,698)	(145,182)
C-Class	(282,418)	(258,338)
H-Class	(7,900,225)	(7,681,703)
Net increase (decrease) in shares	(149,485)	336,993

*	Capital share activity for the periods presented through March 31, 2017, has been restated to reflect a 1:4 reverse share split effective November 7, 2016 — See Note 12.

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]	Period Ended March 28, 2013[a,d,e,f]	Year Ended December 31, 2012[e,f]
Per Share Data
Net asset value, beginning of period	$108.34	$100.19	$130.80	$228.14	$293.42	$447.66
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.15)	(1.88)	(2.24)	(3.04)	(1.00)	(5.80)
Net gain (loss) on investments (realized and unrealized)	(44.75)	10.03	(28.37)	(94.30)	(64.28)	(148.44)
Total from investment operations	(45.90)	8.15	(30.61)	(97.34)	(65.28)	(154.24)
Net asset value, end of period	$62.44	$108.34	$100.19	$130.80	$228.14	$293.42

Total Return[c]	(42.36%)	8.10%	(23.39%)	(42.68%)	(22.22%)	(34.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,636	$1,364	$516	$645	$823	$997
Ratios to average net assets:
Net investment income (loss)	(1.44%)	(1.67%)	(1.77%)	(1.75%)	(1.86%)	(1.69%)
Total expenses	1.73%	1.80%	1.78%	1.77%	1.94%	1.81%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]	Period Ended March 28, 2013[a,d,e,f]	Year Ended December 31, 2012[e,f]
Per Share Data
Net asset value, beginning of period	$100.17	$93.32	$122.92	$216.11	$278.24	$425.21
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.63)	(2.48)	(2.96)	(4.00)	(1.60)	(8.20)
Net gain (loss) on investments (realized and unrealized)	(41.21)	9.33	(26.64)	(89.19)	(60.53)	(138.77)
Total from investment operations	(42.84)	6.85	(29.60)	(93.19)	(62.13)	(146.97)
Net asset value, end of period	$57.33	$100.17	$93.32	$122.92	$216.11	$278.24

Total Return[c]	(42.77%)	7.33%	(24.08%)	(43.15%)	(22.29%)	(34.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$743	$820	$664	$488	$533	$1,059
Ratios to average net assets:
Net investment income (loss)	(2.23%)	(2.44%)	(2.55%)	(2.47%)	(2.32%)	(2.46%)
Total expenses	2.76%	2.56%	2.56%	2.49%	2.39%	2.57%
Portfolio turnover rate	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]	Year Ended March 31, 2014[e,f]	Period Ended March 28, 2013[a,d,e,f]	Year Ended December 31, 2012[e,f]
Per Share Data
Net asset value, beginning of period	$107.91	$99.84	$130.47	$226.43	$290.86	$445.26
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.19)	(1.84)	(2.24)	(2.96)	(1.00)	(6.00)
Net gain (loss) on investments (realized and unrealized)	(44.54)	9.91	(28.39)	(93.00)	(63.43)	(148.40)
Total from investment operations	(45.73)	8.07	(30.63)	(95.96)	(64.43)	(154.40)
Net asset value, end of period	$62.18	$107.91	$99.84	$130.47	$226.43	$290.86

Total Return[c]	(42.39%)	8.09%	(23.48%)	(42.37%)	(22.15%)	(34.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,531	$46,803	$10,508	$15,847	$43,907	$13,462
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(1.69%)	(1.80%)	(1.76%)	(1.73%)	(1.75%)
Total expenses	1.84%	1.81%	1.82%	1.79%	1.81%	1.86%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	The Fund changed its fiscal year end from December to March in 2013.
[e]	Reverse Share Split — Per share amounts for periods presented through March 31, 2014 have been restated to reflect a 1:7 reverse share split effective February 21, 2014.
[f]	Reverse Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016 — See Note 12.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Dynamic Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company, of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of three separate classes of shares: A-Class shares, C-Class shares, and H-Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. At March 31, 2017, the Trust consisted of eight funds.

This report covers the S&P 500® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Russell 2000® 2x Strategy Fund, and Inverse Russell 2000® 2x Strategy Fund (the “Funds”), each a non-diversified investment company.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets, as of the respective time of calculation. These financial statements are based on the March 31, 2017, afternoon NAV.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official

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Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of OTC swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board.

Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

E. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

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F. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

G. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

H. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.82% at March 31, 2017.

I. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	$7,696,391	$—
Inverse S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	2,368,647
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	26,093,468	—
Inverse NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,121,894
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	4,056,838	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,604,310
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,764,648	—
Inverse Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,272,448

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	$139,301,513	$—
Inverse S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	84,357,131
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	320,297,080	—
Inverse NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	41,258,563
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	38,082,314	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	20,525,055
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	69,236,914	—
Inverse Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	31,590,265

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at March 31, 2017
S&P 500® 2x Strategy Fund	$90,324	$548,087	$638,411
Inverse S&P 500® 2x Strategy Fund	36,818	18,493	55,311
NASDAQ-100® 2x Strategy Fund	326,309	1,151,941	1,478,250
Inverse NASDAQ-100® 2x Strategy Fund	—	9,644	9,644
Dow 2x Strategy Fund	27,434	67,668	95,102
Inverse Dow 2x Strategy Fund	—	44,823	44,823
Russell 2000® 2x Strategy Fund	198,850	847,582	1,046,432

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at March 31, 2017
S&P 500® 2x Strategy Fund	$—	$149,648	$149,648
Inverse S&P 500® 2x Strategy Fund	—	471,277	471,277
NASDAQ-100® 2x Strategy Fund	—	155,938	155,938
Inverse NASDAQ-100® 2x Strategy Fund	17,137	108,921	126,058
Dow 2x Strategy Fund	—	69,579	69,579
Inverse Dow 2x Strategy Fund	—	25,590	25,590
Inverse Russell 2000® 2x Strategy Fund	34,521	283,022	317,543

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
S&P 500® 2x Strategy Fund	$2,894,910	$25,135,876	$28,030,786
Inverse S&P 500® 2x Strategy Fund	(1,069,610)	(15,782,417)	(16,852,027)
NASDAQ-100® 2x Strategy Fund	5,753,964	64,443,838	70,197,802
Inverse NASDAQ-100® 2x Strategy Fund	(520,576)	(9,702,325)	(10,222,901)
Dow 2x Strategy Fund	510,227	6,119,274	6,629,501
Inverse Dow 2x Strategy Fund	(469,902)	(4,198,771)	(4,668,673)
Russell 2000® 2x Strategy Fund	1,707,021	12,107,828	13,814,849
Inverse Russell 2000® 2x Strategy Fund	(835,014)	(7,959,580)	(8,794,594)

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
S&P 500® 2x Strategy Fund	$(106,333)	$(217,507)	$(323,840)
Inverse S&P 500® 2x Strategy Fund	36,283	2,696	38,979
NASDAQ-100® 2x Strategy Fund	(902,349)	(424,644)	(1,326,993)
Inverse NASDAQ-100® 2x Strategy Fund	(12,904)	421,417	408,513
Dow 2x Strategy Fund	(95,601)	(109,985)	(205,586)
Inverse Dow 2x Strategy Fund	(53)	142,830	142,777
Russell 2000® 2x Strategy Fund	184,706	648,263	832,969
Inverse Russell 2000® 2x Strategy Fund	(30,022)	383,811	353,789

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® 2x Strategy Fund	0.90%
Inverse S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® 2x Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Inverse Russell 2000® 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2017, GFD retained sales charges of $40,989 relating to sales of A-Class shares of the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and GFD.

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of GI. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change had no impact on the financial statements of the Trust.

MUIS acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned services, MUIS is entitled to receive a monthly fee equal to an annual percentage of the Funds’ average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			U.S. Treasury Strips
0.68%			0.00%
Due 04/03/17	$60,907,613	$60,911,064	05/15/43	$140,019,900	$62,125,795

Mizuho Securities LLC			U.S. Treasury Bill
0.71%			0.00%
Due 04/03/17	24,269,414	24,270,850	01/04/18	24,933,100	24,754,828

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In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® 2x Strategy Fund	$571,489	$(571,489)	$—	$583,601	$—	$583,601
NASDAQ-100® 2x Strategy Fund	3,133,367	(3,133,367)	—	3,228,378	—	3,228,378
Russell 2000® 2x Strategy Fund	501,873	(501,873)	—	516,414	—	516,414

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

7. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
S&P 500® 2x Strategy Fund	Swap equity contracts	$548,087	$—	$548,087	$—	$—	$548,087
Inverse S&P 500® 2x Strategy Fund	Swap equity contracts	18,493	—	18,493	—	—	18,493
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	1,151,941	—	1,151,941	—	—	1,151,941
Inverse NASDAQ-100® 2x Strategy Fund	Swap equity contracts	9,644	—	9,644	—	—	9,644
Dow 2x Strategy Fund	Swap equity contracts	67,668	—	67,668	—	—	67,668
Inverse Dow 2x Strategy Fund	Swap equity contracts	44,823	—	44,823	—	—	44,823
Russell 2000® 2x Strategy Fund	Swap equity contracts	847,582	—	847,582	—	—	847,582

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
S&P 500® 2x Strategy Fund	Swap equity contracts	$149,648	$—	$149,648	$—	$149,648	$—
Inverse S&P 500® 2x Strategy Fund	Swap equity contracts	471,277	—	471,277	471,277	—	—
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	155,938	—	155,938	—	155,938	—
Inverse NASDAQ-100® 2x Strategy Fund	Swap equity contracts	108,921	—	108,921	108,921	—	—
Dow 2x Strategy Fund	Swap equity contracts	69,579	—	69,579	—	69,579	—
Inverse Dow 2x Strategy Fund	Swap equity contracts	25,590	—	25,590	25,590	—	—
Inverse Russell 2000® 2x Strategy Fund	Swap equity contracts	283,022	—	283,022	238,370	44,652	—

[1]	Exchange-traded futures are excluded from these reported amounts.

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® 2x Strategy Fund	$180,491	$—	$180,491
NASDAQ-100® 2x Strategy Fund	—	4,649,878	4,649,878
Dow 2x Strategy Fund	—	179,060	179,060

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® 2x Strategy Fund	$2,039,811	$—	$2,039,811
NASDAQ-100® 2x Strategy Fund	13,978,047	—	13,978,047
Dow 2x Strategy Fund	980,646	1,250,117	2,230,763
Russell 2000® 2x Strategy Fund	3,176,079	—	3,176,079

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NOTES TO FINANCIAL STATEMENTS (continued)

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of March 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward & Other Losses
S&P 500® 2x Strategy Fund	$1,869,163	$—	$4,753,170	$—
Inverse S&P 500® 2x Strategy Fund	—	—	(452,950)	(274,841,993)
NASDAQ-100® 2x Strategy Fund	23,700,046	—	34,591,119	—
Inverse NASDAQ-100® 2x Strategy Fund	—	—	(101,635)	(149,880,840)
Dow 2x Strategy Fund	1,088,050	—	2,085,837	—
Inverse Dow 2x Strategy Fund	—	—	23,384	(53,929,317)
Russell 2000® 2x Strategy Fund	893,089	—	769,155	—
Inverse Russell 2000® 2x Strategy Fund	—	—	(279,263)	(84,564,404)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of March 31, 2017, capital loss carryforwards for the Funds were as follows:

	Expires in 2018	Unlimited		Total Capital Loss Carryforward
Fund		Short-Term	Long-Term
Inverse S&P 500® 2x Strategy Fund	$(116,286,366)	$(138,475,581)	$(19,954,459)	$(274,716,406)
Inverse NASDAQ-100® 2x Strategy Fund	(50,483,391)	(91,637,766)	(7,684,081)	(149,805,238)
Inverse Dow 2x Strategy Fund	(19,579,661)	(30,558,614)	(3,741,473)	(53,879,748)
Inverse Russell 2000® 2x Strategy Fund	(28,383,576)	(50,363,053)	(5,771,330)	(84,517,959)

For the year ended March 31, 2017, the following capital loss carryforward amounts expired or were used:

Fund	Expired	Utilized	Total
S&P 500® 2x Strategy Fund	$—	$5,937,844	$5,937,844
Inverse S&P 500® 2x Strategy Fund	68,859,274	—	68,859,274
Inverse NASDAQ-100® 2x Strategy Fund	100,324,296	—	100,324,296
Inverse Dow 2x Strategy Fund	25,983,806	—	25,983,806
Russell 2000® 2x Strategy Fund	—	9,870,671	9,870,671
Inverse Russell 2000® 2x Strategy Fund	53,655,098	—	53,655,098

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, utilization of earnings and profits on shareholder redemptions, “mark-to-market” of futures contracts, qualified late year loss deferrals, and the “mark-to-market” or disposition of certain passive foreign investment companies (PFICs), as well as securities no longer considered PFICs for tax purposes. Additional differences may result from the tax treatment of net operating losses and expiration of capital loss carryforward amounts. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
S&P 500® 2x Strategy Fund	$47,431,228	$462,246	$(47,893,474)
Inverse S&P 500® 2x Strategy Fund	(69,784,161)	924,887	68,859,274
NASDAQ-100® 2x Strategy Fund	62,253,152	2,631,619	(64,884,771)
Inverse NASDAQ-100® 2x Strategy Fund	(100,728,638)	404,342	100,324,296
Dow 2x Strategy Fund	6,784,335	16,892	(6,801,227)
Inverse Dow 2x Strategy Fund	(26,199,996)	216,190	25,983,806
Russell 2000® 2x Strategy Fund	7,745,310	563,960	(8,309,270)
Inverse Russell 2000® 2x Strategy Fund	(53,998,796)	343,698	53,655,098

At March 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
S&P 500® 2x Strategy Fund	$110,391,543	$4,952,416	$(597,685)	$4,354,731
Inverse S&P 500® 2x Strategy Fund	35,728,778	8,991	(9,157)	(166)
NASDAQ-100® 2x Strategy Fund	255,208,777	35,119,435	(1,524,319)	33,595,116
Inverse NASDAQ-100® 2x Strategy Fund	17,421,244	4,883	(7,241)	(2,358)
Dow 2x Strategy Fund	29,331,893	2,092,523	(4,775)	2,087,748
Inverse Dow 2x Strategy Fund	9,003,109	4,151	—	4,151
Russell 2000® 2x Strategy Fund	36,052,437	574,918	(653,345)	(78,427)
Inverse Russell 2000® 2x Strategy Fund	17,011,622	4,975	(1,215)	3,760

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2017, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2017:

Fund	Ordinary	Capital
Inverse S&P 500® 2x Strategy Fund	$(125,587)	$—
Inverse NASDAQ-100® 2x Strategy Fund	(75,602)	—
Inverse Dow 2x Strategy Fund	(49,569)	—
Inverse Russell 2000® 2x Strategy Fund	(46,445)	—

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NOTES TO FINANCIAL STATEMENTS (continued)

9. Securities Transactions

For the year ended March 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® 2x Strategy Fund	$350,131,403	$339,658,940
Inverse S&P 500® 2x Strategy Fund	15,494,410	5,995,680
NASDAQ-100® 2x Strategy Fund	361,786,646	371,588,350
Inverse NASDAQ-100® 2x Strategy Fund	6,853,225	—
Dow 2x Strategy Fund	76,330,081	80,299,208
Inverse Dow 2x Strategy Fund	999,170	—
Russell 2000® 2x Strategy Fund	132,249,919	126,326,304
Inverse Russell 2000® 2x Strategy Fund	999,800	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
S&P 500® 2x Strategy Fund	$259,763,170	$191,644,901	$1,487,010
NASDAQ-100® 2x Strategy Fund	165,633,748	43,497,283	8,609,832
Dow 2x Strategy Fund	25,559,393	9,028,859	344,648
Russell 2000® 2x Strategy Fund	44,567,310	82,682,080	5,290,414

10. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2017. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.58% for the year ended March 31, 2017. The Funds did not have any borrowings outstanding under this agreement at March 31, 2017.

The average daily balances borrowed for the year ended March 31, 2017, were as follows:

Fund	Average Balance
S&P 500® 2x Strategy Fund	$11,849
Inverse S&P 500® 2x Strategy Fund	115,345
NASDAQ-100® 2x Strategy Fund	34,929
Inverse NASDAQ-100® 2x Strategy Fund	21,783
Dow 2x Strategy Fund	263
Russell 2000® 2x Strategy Fund	20,322

11. Legal Proceedings

Tribune Company

Rydex Dynamic Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Dynamic Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their

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NOTES TO FINANCIAL STATEMENTS (continued)

Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Dynamic Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Dynamic Funds has been named as a putative member of the proposed defendant class of shareholders in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

None of these lawsuits alleges any wrongdoing on the part of Rydex Dynamic Funds. The following series of Rydex Dynamic Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: S&P 500 2x Strategy Fund (the “Fund”). The value of the proceeds received by the foregoing Fund was $52,020. At this stage of the proceedings, Rydex Dynamic Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

12. Share Splits

Share Splits occurred for the following Funds at the close of business:

Fund	Effective Date	Split Type
Inverse S&P 500® 2x Strategy Fund	November 7, 2016	One-for-Four Reverse Share Split
NASDAQ-100® 2x Strategy Fund	October 31, 2016	Five-for-One Share Split
Inverse NASDAQ-100® 2x Strategy Fund	October 31, 2016	One-for-Six Reverse Share Split
Russell 2000® 2x Strategy Fund	October 31, 2016	Three-for-One Share Split
Inverse Russell 2000® 2x Strategy Fund	November 7, 2016	One-for-Four Reverse Share Split

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NOTES TO FINANCIAL STATEMENTS (concluded)

The effect of these transactions was to divide the number of outstanding shares of the Inverse S&P 500® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, and Inverse Russell 2000® 2x Strategy Fund by their respective reverse split ratio, resulting in a corresponding increase in the NAV and to multiply the number of outstanding shares of the NASDAQ-100® 2x Strategy Fund and Russell 2000® 2x Strategy Fund by their respective split ratio, resulting in a corresponding decrease in the NAV. The share transactions presented in the statements of changes in net assets and the per share data in the financial highlights for each of the periods presented prior to the effective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Rydex Dynamic Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rydex Dynamic Funds (comprising, respectively, the S&P 500® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Russell 2000® 2x Strategy Fund and Inverse Russell 2000® 2x Strategy Fund) (the “Funds”) as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Rydex Dynamic Funds at March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
May 30, 2017

112 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2017, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P 500® 2x Strategy Fund	5.98%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
S&P 500® 2x Strategy Fund	6.04%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2017, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% Short Term Capital Gain Qualifying
S&P 500® 2x Strategy Fund	0.00%	100.00%

With respect to the taxable year ended March 31, 2017, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category	From long-term capital gains, using proceeds from shareholder redemptions
S&P 500® 2x Strategy Fund	$—	$26,997,101
NASDAQ-100® 2x Strategy Fund	4,649,878	35,713,118
Dow 2x Strategy Fund	179,060	958,071
Russell 2000® 2x Strategy Fund	—	4,333,337

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

114 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	President and Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance Committee from 2014 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board from 2014 to present (Chairman of the Board from 2006 to 2014); Trustee and Member of the Audit Committee from 1997 to present; Chairman (since 2014) and Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present (Vice Chairman of the Board from 2010 to 2014); Trustee and Member of the Audit Committee from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Member of the Nominating Committee from 2005 to present; and Member of the Governance Committee from 2007 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; Chairman and Member of the Nominating Committee from 2004 to present; Chairman and Member of the Governance Committee from 2007 to present; and Member of the Compliance and Risk Oversight Committee from 2014 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G. Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

116 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

THE RYDEX FUNDS ANNUAL REPORT | 117

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commence serving as independent Trustees effective August 18, 2016.

118 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE RYDEX FUNDS ANNUAL REPORT | 119

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report.  The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended March 31, 2017 and March 31, 2016 were $139,888 and $136,152, respectively.

(b) Audit Related Fees: The aggregate Audit Related Fees by the registrant’s principal accountant billed for the fiscal years ended March 31, 2017 and March 31, 2016 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub‑investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre‑approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 31, 2017 and March 31, 2016  were $0 and $38,585, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2017 and March 31, 2016 were $69,768 and $67,776, respectively.

(d) All Other Fees: The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2016 and March 31, 2015 were $0 and $0, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings.  If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting.  There shall be no waivers of the pre-approval process.  No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $137,341 and $106,361, respectively.  These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee.  As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)   A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Dynamic Funds

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia,
President and Chief Executive

Date	June 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia,
President and Chief Executive

Date	June 9, 2017

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer and Treasurer

Date	June 9, 2017

*	Print the name and title of each signing officer under his or her signature.